STEIN ROE & FARNHAM

                             PROTOTYPE

                   PAIRED DEFINED CONTRIBUTION
                   MONEY PURCHASE PENSION AND
                   PROFIT SHARING PLANS

                        STEIN ROE & FARNHAM
                    PAIRED DEFINED CONTRIBUTION
                         TABLE OF CONTENTS

                                                          Page
ARTICLE 1  General                                       ----
  1.1  Purpose .............................................1
  1.2  Trust ...............................................1

ARTICLE 2  Definitions
  2.1  Account .............................................1
  2.2  Adoption Agreement ..................................1
  2.3  Affiliated Employers.................................1
  2.4  Beneficiary .........................................1
  2.5  Break in Service ....................................2
  2.6  Code ................................................2
  2.7  Compensation ........................................2
  2.8  Custodian ...........................................2
  2.9  Determination Date ..................................3
  2.10 Earned Income .......................................3
  2.11 Effective Date ......................................3
  2.12 Eligibility Computation Period ......................3
  2.13 Employee ............................................3
  2.14 Employer ............................................3
  2.15 Employer Contributions ..............................3
  2.16 Entry Dates .........................................3
  2.17 ERISA ...............................................3
  2.18 Hour of Service .....................................4
  2.19 Integration Level ...................................6
  2.20 Key Employee ........................................6
  2.21 Leased Employee .....................................6
  2.22 Maximum Disparity Rate ..............................7
  2.23 Maximum Profit Sharing Disparity Rate ...............8
  2.24 Net Profits .........................................8
  2.25 Non-Key Employee ....................................8
  2.26 Normal Retirement Age ...............................8
  2.27 Owner-Employee ......................................8
  2.28 Participant .........................................8
  2.29 Plan ................................................8
  2.30 Plan Administrator ..................................9
  2.31 Plan Year ...........................................9
  2.32 Self-Employed Individual ............................9
  2.33 Shares ..............................................9
  2.34 Sponsor .............................................9
  2.35 Taxable Wage Base ...................................9
  2.36 Total and Permanent Disability ......................9
  2.37 Trust ...............................................9
  2.38 Trust Agreement .....................................9
  2.39 Trustee .............................................9
  2.40 Valuation Date ......................................9
  2.41 Vesting Computation Period .........................10
  2.42 Year of Service ....................................10

ARTICLE 3  Eligibility and Years of Service
  3.1  Eligibility Requirements ...........................10
  3.2  Participation and Service Upon Reemployment.........10
  3.3  Predecessor Employers ..............................11

ARTICLE 4  Contributions
  4.1  Employer Contributions .............................11
  4.2  Payment ............................................12
  4.3  Nondeductible Voluntary Contributions by
         Participants .....................................12
  4.4  Rollovers ..........................................12
  4.5  Direct Transfers ...................................13

ARTICLE 5  Allocations
  5.1  Individual Accounts ................................13
  5.2  Minimum Allocation .................................14
  5.3  Allocation of Employer Contributions and Foreitures.15
  5.4  Coordination of Social Security Integration.........17
  5.5  Withdrawals and Distributions.......................17
  5.6  Determination of Value of Trust Fund and of
         Net Earnings or Losses ...........................17
  5.7  Allocation of Net Earnings or Losses ...............17
  5.8  Responsibilities of the Plan Administrator .........18

ARTICLE 6  Limitations on Allocations
  6.1  Employers Who Do Not Maintain Other Qualified Plans 18
  6.2  Employers Who Maintain Other Qualified Master
         or Prototype Defined Contribution Plans...........20
  6.3 Employers Who, In Addition to This Plan, Maintain Other Qualified Plans Which Are Defined Contri-bution Plans Other Than Master or Prototype Plans.21
  6.4  Employers Who, In Addition to This Plan,
         Maintain a Qualified Defined Benefit Plan.... ....21
  6.5  Definitions ........................................21

ARTICLE 7  Trust Fund
  7.1  Receipt of Contributions by Trustee ................25
  7.2  Investment Responsibility ..........................25
  7.3  Investment Limitations .............................26

ARTICLE 8  Vesting
  8.1  Nondeductible Voluntary Contributions and Earnings .26
  8.2  Rollovers, Transfers and Earnings ..................26
  8.3  Employer Contributions and Earnings ................26
  8.4  Amendments to Vesting Schedule .....................27
  8.5  Determination of Years of Service ..................28
  8.6  Forfeiture of Non-Vested Amounts ...................28
  8.7  Reinstatement of Benefit ...........................29

ARTICLE 9  Joint and Survivor Annuity Requirements
  9.1  General ............................................29
  9.2  Qualified Joint and Survivor Annuity ...............29
  9.3  Qualified Preretirement Survivor Annuity ...........29
  9.4  Definitions ........................................29
  9.5  Notice Requirements ................................31
  9.6  Safe Harbor Rules ..................................33
  9.7  Transitional Rules .................................34

ARTICLE 10  Distribution Provisions
 10.1  Vesting on Distribution Before Break in Service ....36
 10.2  Restrictions on Immediate Distributions ............37
 10.3  Commencement of Benefits ...........................38
 10.4  Early Retirement With Age and Service Requirement ..38
 10.5  Nontransferability of Annuities ....................38
 10.6  Conflicts With Annuity Contracts ...................38

ARTICLE 11  Timing and Modes of Distribution
 11.1  General Rules ......................................38
 11.2  Required Beginning Date ............................39
 11.3  Limits on Distribution Periods .....................39
 11.4  Determination of Amount to be Distributed Each Year.39
 11.5  Death Distribution Provisions ......................40
 11.6  Designation of Beneficiary .........................41
 11.7  Definitions ........................................41
 11.8  Transitional Rule ..................................44
 11.9  Optional Forms of Benefit ..........................45

ARTICLE 12  Withdrawals
 12.1  Withdrawal of Nondeductible Voluntary Contributions 46
 12.2  Manner of Making Withdrawals .......................46
 12.3  Limitations on Withdrawals .........................47

ARTICLE 13  Administration
 13.1  Duties and Responsibilities of Fiduciaries;
         Allocation of Fiduciary Responsibility ...........47
 13.2  Powers and Responsibilities of the Plan
         Administrator ....................................47
 13.3  Allocation of Duties and Responsibilities ..........48
 13.4  Appointment of the Plan Administrator ..............49
 13.5  Expenses ...........................................49
 13.6  Liabilities ........................................49
 13.7  Claims Procedure....................................49

ARTICLE 14  Amendment, Termination and Merger
 14.1  Sponsor's Power to Amend ...........................50
 14.2  Amendment by Adopting Employer .....................51
 14.3  Plan Termination; Discontinuance of Employer
         Contributions ....................................51
 14.4  Successor Employer .................................52
 14.5  Merger, Consolidation or Transfer ..................52
 14.6  Special Amendments .................................52

ARTICLE 15  Miscellaneous
 15.1  Exclusive Benefit of Participants and Beneficiaries.52
 15.2  Nonguarantee of Employment .........................53
 15.3  Rights to Trust Assets .............................53
 15.4  Nonalienation of Benefits ..........................53
 15.5  Aggregation Rules ..................................53
 15.6  Failure of Qualification ...........................54
 15.7  Applicable Law .....................................54
 15.8  Invalidity of Certain Provisions ...................54

AMENDMENTS A AND B AS OF MAY 23, 1994

              STEIN ROE & FARNHAM PROTOTYPE PLAN

                           ARTICLE 1
                            GENERAL

1.1 PURPOSE. The Employer hereby establishes this Plan to provide retirement, death and disability benefits for eligible employees and their beneficiaries. This Plan is a standardized prototype paired defined contribution plan and is designed to permit adoption of profit sharing provisions, money purchase pension provisions, or both. The provisions herein and the selections made by the Employer by execution of the Money Purchase Pension or Profit Sharing Adoption Agreement or Agreements, shall constitute the Plan. It is intended that the Plan and Trust qualify under sections 401 and 501 of the Internal Revenue Code of 1986, as amended, and that it comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

1.2 TRUST. The Employer has simultaneously adopted a Trust to receive, invest, and distribute funds in accordance with the Plan.

                           ARTICLE 2
                          DEFINITIONS

2.1 ACCOUNT. The aggregate of the individual bookkeeping subaccounts established for each Participant, as provided in
Section 5.1.

2.2 ADOPTION AGREEMENT. The written agreement or agreements of the Employer and the Trustee by which the Employer establishes this Plan and adopts the Trust Agreement forming a part hereof, as the same may be amended from time to time. The Adoption Agreement contains all the options that may be selected by the Employer. The information set forth in the Adoption Agreement executed by the Employer shall be deemed to be a part of this Plan as if set forth in full herein.

2.3 AFFILIATED EMPLOYERS. The Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer, or any service organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) and (o) of the Code) which includes the Employer.

2.4 BENEFICIARY. The person or persons (natural or otherwise) designated by a Participant in accordance with Section 11.6 to receive any undistributed amounts credited to the Participant's Account under the Plan at the time of the Participant's death.

2.5 BREAK IN SERVICE. An Eligibility Computation Period or Vesting Computation Period in which an Employee fails to complete more than five hundred (500) Hours of Service with the Affiliated Employers.

2.6 CODE. The Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.7 COMPENSATION.

(a) Compensation means all of each Participant's W-2 earnings.

(b) For any self-employed individual covered under the Plan, Compensation means Earned Income.

(c) Compensation includes only that Compensation that is actually paid to the Participant during the Plan Year.

(d) Notwithstanding the above, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code. The effective date of this subsection shall be elected by the Employer in the Adoption Agreement.

(e) The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed two hundred thousand dollars ($200,000), as adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted two hundred thousand dollar ($200,000) limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the Integration Level to the extent this Plan provides for permitted disparity) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of this limitation.

(f) The effective date of this subsection shall be the first Plan
Year beginning on or after January 1, 1989.

2.8 CUSTODIAN.  The custodian, if any, designated in the Adoption
Agreement.

2.9 DETERMINATION DATE. With respect to any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year.
For the first Plan Year of the Plan, the last day of that Plan
Year.

2.10 EARNED INCOME. The net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.11 EFFECTIVE DATE. The first day of the first Plan Year for which the Plan is effective as specified in the Adoption Agreement.

2.12 ELIGIBILITY COMPUTATION PERIOD. For purposes of determining Years of Service and Breaks in Service for eligibility to participate, the initial Eligibility Computation Period shall be the twelve (12) consecutive month period beginning with the day the Employee first performs an Hour of Service for the Employer or any employer required to be aggregated with such Employer under sections 414(b), (c), (m) or (o) of the Code (employment commencement date). The succeeding subsequent Eligibility Computation Periods shall be the twelve (12) consecutive month periods commencing with the first anniversary of the Employee's employment commencement date.

2.13 EMPLOYEE. Any person, including a Self-Employed Individual, who is employed by the Employer maintaining the Plan or any other employer required to be aggregated with such Employer under sections 414(b), (c), (m) or (o) of the Code. The term "Employee" shall also include any Leased Employee deemed to be an Employee of any Employer described above as provided in sections 414(n) or (o) of the Code.

2.14 EMPLOYER. The corporation, proprietorship, partnership or other organization that adopts the Plan by execution of an Adoption Agreement.

2.15 EMPLOYER CONTRIBUTIONS. The contribution of the Employer to the Plan and Trust as set forth in Section 4.1 and the Adoption
Agreement.

2.16 ENTRY DATES.  The Effective Date shall be the first Entry
Date. Thereafter, the Entry Dates shall be the first day of each Plan Year and the first day of the seventh month of each Plan Year.

2.17 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

2.18 HOUR OF SERVICE.

(a) Each hour for which an Employee is paid, or entitled to payment for the performance of duties for the Employer. These hours shall be credited to the Employee only for the computation period or periods in which the duties are performed.

(b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph to an Employee on account of any single, continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period) and no credits shall be given for hours for which no duties are performed but for which payment by the Employer is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance laws or where payment solely reimburses an Employee for medical or medically related expenses incurred by the Employee. Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference.

(c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

(d) Solely for purposes of determining whether an Employee has a Break in Service, Hours of Service shall also include an uncompensated authorized leave of absence not in excess of two (2) years, or military leave while the Employee's reemployment rights are protected by law or such additional or other periods as granted by the Employer as military leave (credited on the basis of forty
(40) Hours of Service per week or eight (8) Hours of Service per working day), provided the Employee returns to employment at the end of his leave of absence or within ninety (90) days of the end of his military leave, whichever is applicable.

(e) Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m)), a controlled group of corporations (under section 414(c)) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section

414(o) and the regulations thereunder. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under section 414(n) or section 414(o) and the regulations thereunder.

(f) Solely for purposes of determining whether an Employee has a Break in Service, Hours of Service shall also include absence from work for maternity or paternity reasons, if the absence begins on or after the first day of the first Plan Year beginning after 1984. During this absence, the Employee shall be credited with the Hours of Service which would have been credited but for the absence, or, if such hours cannot be determined, with eight (8) hours per day. An absence from work for maternity or paternity reasons means an absence:

   (i) by reason of the pregnancy of an Employee,
  (ii) by reason of the birth of a child of the Employee,
 (iii) by reason of the placement of a child with the Employee in connection with adoption, or
  (iv) for purposes of caring for such a child for a period immediately following such birth or placement.

These Hours of Service shall be credited in the computation period following the computation period in which the absence begins, except as necessary to prevent a Break in Service in the computation period in which the absence begins. However, no more than five hundred one (501) Hours of Service will be credited for purposes of any such maternity or paternity absence from work.

(g) The Employer may elect to compute Hours of Service by the use of one of the Service Equivalencies in the Adoption Agreement.
Only one method may be selected.  If selected, the Service
Equivalency must be applied to all Employees covered under the Plan.

(h) If the Employer amends the method of crediting service from the elapsed time method described in section 1.410(a)-7 of the Treasury Regulations to the Hours of Service computation method by the adoption of this Plan, or an Employee transfers from a plan under which service is determined on the basis of elapsed time, the following rules shall apply for purposes of determining the Employee's service under this Plan up to the time of amendment or transfer:

   (i) The Employee shall receive credit, as of the date of amendment or transfer, for a number of Years of Service equal to the number of one-year periods of service credited to the Employee as of the date of the amendment or transfer; and

  (ii) The Employee shall receive credit in the applicable computation period which includes the date of amendment or transfer, for a number of Hours of Service determined by applying the weekly Service Equivalency specified in paragraph (g) to any fractional part of a year credited to the Employee under this paragraph (h) as of the date of amendment or transfer. The use of the weekly Service Equivalency shall apply to all Employees who formerly were credited with service under the elapsed time method.

2.19 INTEGRATION LEVEL. The Taxable Wage Base or such lesser amount elected by the Employer in the Adoption Agreement.

2.20 KEY EMPLOYEE.

(a) Any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under section 415(b)(1)(A) of the Code; an owner (or considered an owner under section 318 of the Code) of one of the ten (10) largest interests in the Employer if such individual's Compensation exceeds one hundred percent (100%) of the dollar limitation under section 415(c)(1)(A) of the Code; a five percent (5%) Owner of the Employer; or a one percent (1%) owner of the Employer who has annual Compensation of more than one hundred fifty thousand dollars ($150,000).

(b) For purposes of this section, annual Compensation means compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

(c) For purposes of this section, determination period is the Plan Year containing the Determination Date and the four (4) preceding
Plan Years.

2.21 LEASED EMPLOYEE.

(a) Any person (other than an Employee of any of the Affiliated Employers) who, pursuant to an agreement between any of the Affiliated Employers and any other person ("leasing organization"), has performed service for any of the Affiliated Employers (or for any of the Affiliated Employers and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year and such services are of a type historically performed by Employees in the Employer's business field. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Affiliated Employer shall be treated as provided by the Affiliated Employer.

(b) A Leased Employee shall not be considered an Employee of an Affiliated Employer if:

   (i) such employee is covered by a money purchase pension plan providing:

       (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation (as defined in section 415(c)(3) of the Code), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the
           Code;

       (2) immediate participation;

       (3) full and immediate vesting; and

  (ii) Leased Employees do not constitute more than twenty percent (20%) of the Affiliated Employer's non-Highly-Compensated workforce.

(c) The determination of whether a person is a Leased Employee will be made pursuant to section 414(n) of the Code.

2.22 MAXIMUM DISPARITY RATE.  The lesser of:

(a) five and seven-tenths percent (5.7%);

(b) the applicable percentage determined in accordance with the table below:

       If the Integration Level is
                                    The Applicable
    More Than   But Not More Than   Percentage Is:
    ---------   -----------------   --------------
    $0             X *                   5.7%
    X of TWB       80% of TWB            4.3%
    80% of TWB     Y **                  5.4%

 * X = the greater of $10,000 or 20% of the Taxable Wage Base.
** Y = any amount more than 80% of the Taxable Wage Base but less than 100% of the Taxable Wage Base.

"TWB" means the Taxable Wage Base.
If the Integration Level used is equal to the Taxable Wage Base, the applicable percentage is five and seven-tenths percent (5.7%).

2.23 MAXIMUM PROFIT SHARING DISPARITY RATE.  The lesser of:

(a) two and seven-tenths percent (2.7%);

(b) the applicable percentage determined in accordance with the table below:

    If the Integration Level is
                                      The Applicable
    More Than    But Not More Than    Percentage Is:
    ----------   -----------------    ---------------
    $0             X *                     2.7%
    X of TWB       80% of TWB              1.3%
    80% of TWB     Y **                    2.4%

 * X = the greater of $10,000 or 20% of the Taxable Wage Base.
** Y = any amount more than 80% of the Taxable Wage Base but less than 100% of the Taxable Wage Base.

"TWB" means the Taxable Wage Base.
If the Integration Level used is equal to the Taxable Wage Base, the applicable percentage is two and seven-tenths percent (2.7%).

2.24 NET PROFITS. Current earnings (and in the case of a corporate Employer, accumulated earnings) of the Employer, before federal and state taxes and contributions to this Plan and any other qualified plan, as computed by the Employer's accountants, in accordance with generally accepted accounting principles.

2.25 NON-KEY EMPLOYEE. Any Employee or former Employee who is not a Key Employee. In addition, any Beneficiary of a Non-Key Employee shall be treated as a Non-Key Employee.

2.26 NORMAL RETIREMENT AGE. The age selected in the Adoption Agreement, but not less than age fifty-five (55). If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

2.27 OWNER-EMPLOYEE. An individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership.

2.28 PARTICIPANT. A person who has met the eligibility requirements of Section 3.1 and whose Account hereunder has been neither completely forfeited nor completely distributed.

2.29 PLAN. The prototype paired defined contribution profit sharing and money purchase pension plans provided under this basic plan document. References to the Plan shall refer to the profit sharing provisions, the money purchase pension provisions, or both, as the context may require.

2.30 PLAN ADMINISTRATOR. The person, persons, or entity appointed by the Employer pursuant to Article 13 to manage and administer the Plan.

2.31 PLAN YEAR. The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement.

2.32 SELF-EMPLOYED INDIVIDUAL. An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established, or an individual who would have had Earned Income for the taxable year but for the fact that the trade or business had no Net Profits for the taxable year.

2.33 SHARES. Shares of stock in any regulated investment company registered under the Investment Company Act of 1940 that are made available for investment purposes as an investment option under this Plan.

2.34 SPONSOR. The sponsor designated in the Adoption Agreement which has made this Plan available to the Employer.

2.35 TAXABLE WAGE BASE. The maximum amount of earnings which may be considered wages under section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

2.36 TOTAL AND PERMANENT DISABILITY. The inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which condition, in the opinion of a physician chosen by the Plan Administrator, can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.37 TRUST. The fund maintained by the Trustee for the investment of Plan assets in accordance with the terms and conditions of the Trust Agreement.

2.38 TRUST AGREEMENT. The agreement between the Employer and the Trustee under which the assets of the Plan are held, administered, and managed. The provisions of the Trust Agreement shall be considered an integral part of this Plan as if set forth fully herein.

2.39 TRUSTEE. The individual or corporate Trustee or Trustees under the Trust Agreement as they may be constituted from time to time.

2.40 VALUATION DATE. The last day of each Plan Year and such other dates as may be determined by the Plan Administrator.

2.41 VESTING COMPUTATION PERIOD.  The Plan Year.

2.42 YEAR OF SERVICE. An Eligibility Computation Period, Vesting Computation Period, or Plan Year, whichever is applicable, during which an Employee of the Affiliated Employers has completed at least one thousand (1,000) Hours of Service (whether or not continuous) with the Affiliated Employers. The Employer may, in the Adoption Agreement, specify a lesser number of hours.

                           ARTICLE 3
               ELIGIBILITY AND YEARS OF SERVICE

3.1 ELIGIBILITY REQUIREMENTS.

(a) Each Employee of the Affiliated Employers shall become a Participant in the Plan as of the first Entry Date after the date on which the Employee has satisfied the minimum age and service requirements specified in the Adoption Agreement.

(b) The Employer may elect in the Adoption Agreement to exclude from participation:

   (i) Employees included in a unit of employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining (for this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer); and

  (ii) Non-resident aliens who receive no earned income from the Employer which constitutes income from sources within the United States.

3.2 PARTICIPATION AND SERVICE UPON REEMPLOYMENT. Upon the reemployment of any Employee, the following rules shall determine his eligibility to participate in the Plan and his credit for prior service.

(a) Participation. If the reemployed Employee was a Participant in the Plan during his prior period of employment, he shall be eligible upon reemployment to resume participation in the Plan. If the reemployed Employee was not a Participant in the Plan, he shall be considered a new Employee and required to meet the requirements of Section 3.1 in order to be eligible to participate in the Plan, subject to the reinstatement of credit for prior service under paragraph (b) below.

(b) Credit for Prior Service. In the case of any Employee who is reemployed before or after incurring a Break in Service, any Hour of Service and Year of Service credited to the Employee at the end of his prior period of employment shall be reinstated as of the date of his reemployment.

3.3 PREDECESSOR EMPLOYERS. If specified in the Adoption Agreement, Years of Service with a predecessor employer will be treated as service for the Employer for eligibility purposes; provided, however, if the Employer maintains the plan of a predecessor employer, Years of Service with such employer will be treated as service with the Employer without regard to any election.

                             ARTICLE 4
                           CONTRIBUTIONS

4.1 EMPLOYER CONTRIBUTIONS.

(a) Money Purchase Pension Contribution. For each Plan Year, the Employer shall contribute to the Trust an amount equal to such uniform percentage of Compensation of each eligible Participant as may be determined by the Employer in accordance with the money purchase pension contribution formula specified in the Adoption Agreement. Subject to the limitations of Section 5.4, the money purchase pension contribution formula may be integrated with Social Security as set forth in the Adoption Agreement.

(b) Profit Sharing Contribution. For each Plan Year, the Employer shall contribute to the Trust from its Net Profits an amount as may be determined by the Employer in accordance with the profit sharing formula set forth in the Adoption Agreement.

(c) Eligible Participants. Subject to the Minimum Allocation rules of Section 5.2 and the exclusions specified in this section; each Participant shall be eligible to share in the Employer Contribution. An Employer may elect in the Adoption Agreement that Participants who terminate employment during the Plan Year with not more than five hundred (500) Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become Totally and Permanently Disabled during the Plan Year) shall not be eligible to share in the Employer Contribution. An Employer may further elect in the Adoption Agreement to allocate a contribution on behalf of a Participant who completes fewer than five hundred (500) Hours of Service and is otherwise ineligible to share in the Employer Contribution. If the Employer fails to specify in the Adoption Agreement the number of Hours of Service required to share in the Employer Contribution, the number shall be five hundred (500) Hours of Service.

(d) Contribution Limitation. In no event shall any Employer Contribution exceed the maximum amount deductible from the Employer's income under section 404 of the Code, or the maximum limitations under section 415 of the Code provided in Article 6.

4.2 PAYMENT. All Employer Contributions to the Trust for any Plan Year shall be made either in one lump sum or in installments by check within the time prescribed by law, including extensions granted by the Internal Revenue Service, for filing the Employer's federal income tax return for the taxable year with or within which such Plan Year ends. All Employer Contributions to the Trust for a money purchase pension plan for any Plan Year shall be made within the time prescribed by regulations under section 412(c)(10) of the Code.

4.3 NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS BY PARTICIPANTS.

(a) This Plan will not accept nondeductible Employee contributions for the Plan Years beginning after the Plan Year in which this Plan is adopted by the Employer. Employee contributions made with respect to Plan Years beginning after December 31, 1986 will be limited so as to meet the nondiscrimination test of section 401(m).

(b) A separate account shall be maintained by the Trustee for the nondeductible Employee contributions of each Participant.

(c) Employee contributions and earnings thereon shall be fully vested and nonforfeitable at all times.

(d) The provisions of this section shall apply to Employee contributions made prior to the first Plan Year after the Plan Year in which the Employer adopts this Plan.

4.4 ROLLOVERS.

(a) Subject to the approval of the Plan Administrator, a participant who has participated in any other qualified plan described in section 401(a) of the Code or in a qualified annuity plan described in section 403(a) of the Code shall be permitted to make a rollover contribution in the form of cash to the Trust of an amount received by the Participant that is attributable to participation in such other plan (reduced by any nondeductible voluntary contributions he made to the plan), provided that the rollover contribution complies with all requirements of section 402(a)(5) or section 403(a)(4) of the Code, whichever is applicable.

(b) Before approving such a Participant rollover, the Plan
Administrator may request from the Participant or the Employer any documents which the Plan Administrator, in its discretion, deems necessary for such rollover.

(c) Any rollover contribution to the Trust shall be credited to the Participant's rollover subaccount established under Section 5.1 and separately accounted for.

4.5 DIRECT TRANSFERS.

(a) The Plan shall accept a transfer of assets directly from another plan qualified under section 401(a) or 403(a) of the Code only if the Plan Administrator, in its sole discretion, agrees to accept such a transfer. In determining whether to accept such a transfer the Plan Administrator shall consider the administrative inconvenience engendered by such a transfer and any risks to the continued qualification of the Plan under section 401(a) of the Code. Acceptance of any such transfer shall not preclude the Plan Administrator from refusing any subsequent such transfers.

(b) Any transfer of assets accepted under this section shall be credited to the Participant's direct transfer subaccount and shall be separately accounted for at all times and shall remain subject to the provisions of the transferor plan (as it existed at the time of such transfer) to the extent required by section 411(d)(6) of the Code (including, but not limited to, any rights to Qualified Joint and Survivor Annuities and Qualified Preretirement Survivor Annuities) as if such provisions were part of the Plan. In all other respects, however, such transferred assets will be subject to the provisions of the Plan.

(c) Assets accepted under this section shall be fully vested and nonforfeitable.

(d) Before approving such a direct transfer, the Plan Administrator may request from the Participant or the Employer (or the prior employer) any documents the Plan Administrator, in its discretion, deems necessary for such direct transfer.

                             ARTICLE 5
                            ALLOCATIONS

5.1 INDIVIDUAL ACCOUNTS. The Plan Administrator shall establish and maintain an Account in the name of each Participant. The
Account shall contain the following subaccounts:

(a) A money purchase pension contribution subaccount to which shall be credited each such Participant's share of (i) Employer Contributions under Section 4.1(a), (ii) the net earnings or net losses on the investment of the assets of the Trust, (iii) distributions, and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

(b) A profit sharing contribution subaccount to which shall be credited each such Participant's share of (i) Employer contributions under Section 4.1(b), (ii) forfeitures, (iii) the net earnings or net losses on the investment of the assets of the Trust, (iv) distributions, and (v) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

(c) A nondeductible voluntary contribution subaccount to which shall be credited nondeductible voluntary contributions by the Participant under Section 4.3 and the earnings, losses, and expenses attributable thereto, including dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

(d) A direct transfer subaccount to which shall be credited (i) contributions to the Trust accepted under Section 4.5(a); (ii) the net earnings or net losses on the investment of the assets of the Trust; (iii) distributions; and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount;

(e) A rollover subaccount to which shall be credited (i) contributions to the Trust accepted under Section 4.4(a); (ii) the net earnings or net losses on the investment of the assets of the Trust; (iii) distributions; and (iv) dividends, capital gain distributions and other earnings received on any Shares credited to the Participant's subaccount.

5.2 MINIMUM ALLOCATION.

(a) Except as otherwise provided in this section, the Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer Contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000) of the Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan); or (ii) the Participant's failure to make mandatory Employee Contributions to the Plan; or (iii) Compensation less than a stated amount. For purposes of this subsection, all defined contribution plans required to be included in an aggregation group under section 416(g)(2)(A)(i) shall be treated as a single plan.

(b) For purposes of computing the minimum allocation, Compensation shall mean Compensation as defined in Section 6.5(b) of the Plan.

(c) The provision in subsection (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

(d) The provision in subsection (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

(e) The minimum allocation required (to the extent required to be nonforfeitable under section 416(b)) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D).

5.3 ALLOCATION OF EMPLOYER CONTRIBUTIONS AND FORFEITURES.

(a) All money purchase pension contributions for a given Plan Year shall be allocated to the Account of the Participant for whom such contribution was made. Any forfeiture from a Participant's money purchase pension contribution subaccount arising under the Plan for a given Plan Year shall be applied as specified in the Adoption Agreement either: (i) to reduce the Employer Contribution in that year, or if in excess of the Employer Contribution for such Plan Year, the excess amounts shall be used to reduce the Employer Contribution in the next succeeding Plan Year or Years or (ii) to be added to the Employer Contributions and allocated accordingly.

(b) All profit sharing contributions and forfeitures from a Participant's profit sharing contribution subaccount will be allocated to the Account of each Participant in the ratio that such Participant's Compensation bears to the Compensation of all Participants. However, if the profit sharing contribution formula selected in the Adoption Agreement is integrated with Social Security, profit sharing contributions for the Plan Year plus any forfeitures will be allocated to Participants' Accounts as follows:

   (i) Step One. Contributions and forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of three percent (3%) of each Participant's Compensation. (Step One is not applicable if the Employer enters into the Money Purchase Pension Adoption Agreement.)

  (ii) Step Two. Any contributions and forfeitures remaining after the allocation in Step One (if any) will be allocated to each Participant's Account in the ratio that each Participant's Compensation for the Plan Year in excess of the Integration Level bears to the excess Compensation of all Participants, but not in excess of three percent (3%). (Step Two is not applicable if the Employer enters into the Money Purchase Pension Adoption Agreement.)

 (iii) Step Three. Any contributions and forfeitures remaining after the allocation in Step Two (if any) will be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' total Compensation and Compensation in excess of the Integration Level, but not in excess of whichever of the following is applicable:

       (A) if the Employer has not adopted the Money Purchase
           Pension Adoption Agreement, then the Maximum Profit
           Sharing Disparity Rate; or

       (B) if the Employer has adopted the Money Purchase Pension
           Adoption Agreement, then the lesser of:

           (1) the percentage of each Participant's Compensation for the Plan Year up to the Integration Level determined by dividing the allocation by such Compensation (the base contribution percentage); or

           (2) the Maximum Disparity Rate.

  (iv) Step Four. Any remaining contributions or forfeitures will be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

(c) Notwithstanding anything in (A) or (B) above to the contrary, forfeitures arising under a Participant's money purchase pension contribution subaccount will only be used to reduce the contributions of the Participant's Employer who adopted this Plan, and forfeitures arising under a Participant's profit sharing contribution subaccount will be reallocated only for the benefit of Employees of the Participant's Employer who adopted this Plan.

5.4 COORDINATION OF SOCIAL SECURITY INTEGRATION. If the Employer maintains plans involving integration with Social Security other than this Plan, and if any Participant is eligible to participate in more than one of such plans, all such plans will be considered to be integrated if the extent of the integration of all such plans does not exceed one hundred percent (100%). For purposes of the preceding sentence, the extent of integration of a plan is the ratio (expressed as a percentage) which the actual benefits, benefit rate, offset rate, or Employer Contribution rate under the plan bears to the integration limitation applicable to such plan. If the Employer enters into both the Money Purchase Pension Adoption Agreement and the Profit Sharing Adoption Agreement under this Plan, integration with Social Security may only be selected in one Adoption Agreement.

5.5 WITHDRAWALS AND DISTRIBUTIONS. Any distribution to a Participant or his Beneficiary, any amount transferred from a Participant's Account directly to the Trustee of any other qualified plan described in section 401(a) of the Code or from a qualified annuity plan described in section 403(a) of the Code, or any withdrawal by a Participant shall be charged to the appropriate subaccount(s) of the Participant as of the date of the distribution or the withdrawal.

5.6 DETERMINATION OF VALUE OF TRUST FUND AND OF NET EARNINGS OR LOSSES. As of each Valuation Date the Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust (excluding with respect to Shares and other assets specifically allocated to a specific Participant's subaccount, (i) dividends and capital gain distributions from Shares, or (ii) income gains and/or losses attributable to any other assets which shall reflect accrued but unpaid interest, dividends, gains, or losses realized from the sale, exchange or collection of assets, other income received, appreciation in the fair market value of assets, depreciation in the fair market value of assets, administration expenses, and taxes and other expenses paid. Gains or losses realized and adjustments for appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is applicable, and the value as of the date of disposition or the current Valuation Date, whichever is applicable.

5.7 ALLOCATION OF NET EARNINGS OR LOSSES.

(a) As of each Valuation Date the net earnings or losses of the Trust (excluding with respect to Shares and other assets specifically allocated to a specific Participant's subaccount (i) dividends and capital gain distributions from Shares or (ii) income gains and/or losses attributable to any assets, all of which shall be specifically allocated to such Participant's subaccount) for the Valuation Period then ending shall be allocated to the Accounts of all Participants (or Beneficiaries) having credits in the Fund both on such date and at the beginning of such Valuation Period. Such allocation shall be made by the application of a fraction, the numerator of which is the value of the Account (excluding the value of Shares and other assets specifically allocated to a Participant's subaccount) of a specific Participant (or Beneficiary) as of the immediately preceding Valuation Date, reduced by any distributions or transfers therefrom and increased by any rollovers or transfers thereto since such preceding Valuation Date, and the denominator of which is the total value of all such Accounts (excluding the value of Shares and other assets specifically allocated to the subaccounts of all Participants) as of that preceding Valuation Date, reduced by any distributions therefrom since such preceding Valuation Date.

(b) To the extent that Shares and other assets are specifically allocated to a specific Participant's subaccount, (i) dividends and capital gain distributions from Shares, or (ii) income gains and/or losses attributable to any other assets, all shall be allocated to such Participant's subaccount.

5.8 RESPONSIBILITIES OF THE PLAN ADMINISTRATOR. The Plan Administrator shall maintain accurate records with respect to the contributions made by or on behalf of Participants under the Plan, and shall furnish the Trustee with written instructions directing the Trustee to allocate all Plan contributions to the Trust among the separate Accounts of Participants in accordance with Section
5.1 above. In making any such allocation, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

                             ARTICLE 6
                    LIMITATIONS ON ALLOCATIONS

6.1 EMPLOYERS WHO DO NOT MAINTAIN OTHER QUALIFIED PLANS.

(a) If the Participant does not participate in, and has never participated in another qualified plan or a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, or an individual medical account as defined in section 415(1)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section 6.5(a), the amount of Annual Additions that may be credited to the Participant's Account for any Limitation Year will not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

(b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual
Compensation for the Limitation Year.

(d) If, pursuant to subsection (c) or as a result of the allocation of forfeitures, there is an Excess Amount, the excess will be disposed of as follows:

   (i) Any nondeductible voluntary Employee Contributions, to the extent they would reduce the Excess Amount, will be returned to the Participant;

  (ii) If after the application of paragraph (i) an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

 (iii) If after the application of paragraph (i) an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including allocation of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

  (iv) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Employee Contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

6.2 EMPLOYERS WHO MAINTAIN OTHER QUALIFIED MASTER OR PROTOTYPE
DEFINED CONTRIBUTION PLANS.

(a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund as defined in section 419(e) of the Code maintained by the Employer, or an individual medical account, as defined in section 415(1)(2) of the Code maintained by the Employer which provides an Annual Addition as defined in Section 6.5(a), during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the Limitation Year.

(b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum
Permissible Amount for a Participant in the manner described in
Section 6.1(b).

(c) As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual
Compensation for the Limitation Year.

(d) If, pursuant to Section 6.2(c), or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

(e) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

   (i) the total Excess Amount allocated as of such date, times

  (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

(f) Any Excess Amount attributed to this Plan will be disposed of in the manner described in Section 6.1(d).

6.3 EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN OTHER QUALIFIED PLANS WHICH ARE DEFINED CONTRIBUTION PLANS OTHER THAN MASTER OR PROTOTYPE PLANS. If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with Section
6.2 as though the other plan were a master or prototype plan unless the Employer provides other limitations in the Adoption Agreement.

6.4 EMPLOYERS WHO, IN ADDITION TO THIS PLAN, MAINTAIN A QUALIFIED DEFINED BENEFIT PLAN. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement.

6.5 DEFINITIONS. Unless otherwise expressly provided herein, for purposes of this article only, the following definitions and rules of interpretation shall apply:

(a) Annual Additions. The sum of the following amounts credited to a Participant's Account for the Limitation Year:

   (i) Employer Contributions;
  (ii) Employee Contributions;
 (iii) Forfeitures; and
  (iv) For this purpose, any excess amount applied under Section
       6.1(d) or 6.2(f) in the Limitation Year to reduce Employer
       Contributions will be considered Annual Additions for such limitation year.

Amounts allocated after March 31, 1984, to an individual medical account, as defined in section 415(1)(2) of the Code, which is a part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

(b) Compensation. A Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensations for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

   (i) Employer Contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer Contributions under a simplified employee pension plan to the extent such contributions are excluded from the Employee's gross income, or any distributions from a plan of deferred compensation;

  (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

 (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

  (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year.

Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is Totally and Permanently Disabled (as defined in section 22(e)(3) of the Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming Totally and Permanently Disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in section 414(q) of the Code), and contributions made on behalf of such Participant are nonforfeitable when made.

(c) Defined Benefit Fraction. A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred percent (100%) of the dollar limitation in effect for the Limitation Year under sections 415(b) and (d) of the Code or one hundred forty percent (140%) of highest average compensation, including any adjustments under section 415(b) of the Code.

Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

(d) Defined Contribution Dollar Limitation. Thirty thousand dollars ($30,000) or, if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in section 415(b)(1) of the Code as in effect for the Limitation Year.

(e) Defined Contribution Fraction. A fraction, the numerator of which is the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible voluntary contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in section 419(e) of the Code and individual medical accounts, as defined in section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred percent (100%) of the dollar limitation in effect under section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

If the Participant was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986 but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as Annual Additions.

(f) Employer. For purposes of this Article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code as modified by section 415(h) of the Code) or affiliated service groups (as defined in section 414(m) of the Code) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

(g) Excess Amount. The excess of the Participant's Annual Addition for the Limitation Year over the Maximum Permissible Amount.

(h) Highest Average Compensation. The average compensation for the three consecutive Plan Years that produce the highest average.

(i) Limitation Year. A Plan Year, or the twelve (12) consecutive month period elected by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

(j) Master or Prototype Plan. A plan the form of which is the subject of a favorable opinion letter from the Internal Revenue
Service.

(k) Maximum Permissible Amount. The maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

   (i) the Defined Contribution Dollar Limitation; or
  (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

The Compensation limitation referred to in subsection (ii) shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(1)(1) or section 419A(d)(2) of the Code.

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

         Number of Months in the Short Limitation Year
         ---------------------------------------------
                                12

(l) Projected Annual Benefit. The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or Qualified Joint and Survivor Annuity) to which the Participant would be entitled under the terms of the Plan assuming:

   (i) the Participant will continue employment until Normal
       Retirement Age under the Plan (or current age, if later);
       and

  (ii) the Participant's Compensation for the current Limitation
       Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                             ARTICLE 7
                             TRUST FUND

7.1 RECEIPT OF CONTRIBUTIONS BY TRUSTEE. All contributions to the Trust that are received by the Trustee, together with any earnings thereon, shall be held, managed and administered by the Trustee named in the Adoption Agreement in accordance with the terms and conditions of the Trust Agreement and the Plan. The Trustee may use a Custodian designated by the Sponsor to perform recordkeeping and custodial functions. The Trustee shall be subject to the proper directions of the Employer or the Plan Administrator made in accordance with the terms of the Plan and ERISA.

7.2 INVESTMENT RESPONSIBILITY.

(a) If the Employer elects in the Adoption Agreement to exercise investment authority and responsibility, the selection of the investments in which assets of the Trust are invested shall be the responsibility of the Plan Administrator and each Participant will have a ratable interest in all assets of the Trust.

(b) If the Adoption Agreement so provides and the Employer elects to permit each Participant or Beneficiary to select the investments in his Account, no person, including the Trustee and the Plan Administrator, shall be liable for any loss or for any breach of fiduciary duty which results from such Participant's or Beneficiary's exercise of control.

(c) If the Adoption Agreement so provides and the Employer elects to permit each Participant or Beneficiary to select the investments in his Account, the Employer or the Plan Administrator must complete a schedule of Participant designations.

(d) If Participants and Beneficiaries are permitted to select the investment in their Accounts, all investment-related expenses, including administrative fees charged by brokerage houses, will be charged against the Accounts of the Participants.

(e) The Plan Administrator may at any time change the selection of investments in which the assets of the Trust are invested, or subject to such reasonable restrictions as may be imposed by the Sponsor for administrative convenience, may submit an amended schedule of Participant designations. Such amended documents may provide for a variance in the percentages of contributions to any particular investment or a request that Shares in the Trust be reinvested in whole or in part in other Shares.

7.3 INVESTMENT LIMITATIONS. The Sponsor may impose reasonable investment limitations on the Employer and the Plan Administrator relating to the type of permissible investments in the Trust or the minimum percentage of Trust assets to be invested in Shares.

                            ARTICLE 8
                             VESTING

8.1 NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS AND EARNINGS.  The
Participant's nondeductible voluntary contribution subaccount shall be fully vested and nonforfeitable at all times and no forfeitures will occur as a result of an Employee's withdrawal of nondeductible voluntary contributions.

8.2 ROLLOVERS, TRANSFERS AND EARNINGS. The Participant's rollover subaccount and direct transfer subaccount shall be fully vested and nonforfeitable at all times.

8.3 EMPLOYER CONTRIBUTIONS AND EARNINGS. Notwithstanding the vesting schedule elected by the Employer in the Adoption Agreement, the Participant's money purchase pension contribution subaccount and profit sharing contribution subaccount shall be fully vested and nonforfeitable upon the Participant's death, disability, or attainment of Normal Retirement Age. In the absence of any of the preceding events, the Participant's money purchase contribution subaccount and his profit sharing contribution subaccount shall vest in accordance with a minimum vesting schedule specified in the Adoption Agreement. The schedule must be at least as favorable to Participants as either schedule (a) or (b) below.

(a) Graduated vesting according to the following schedule:

     Years of Service     Percent Vested
     ----------------     --------------
     Less than 2                0%
     2 but less than 3         20
     3 but less than 4         40
     4 but less than 5         60
     5 but less than 6         80
     6 or more                100

(b) Full one hundred percent (100%) vesting after three (3) Years of Service.

8.4 AMENDMENTS TO VESTING SCHEDULE.

(a) If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For any Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears.

(b) The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

   (i) sixty (60) days after the amendment is adopted;
  (ii) sixty (60) days after the amendment becomes effective; or
 (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan
       Administrator.

(c) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived accrued benefit will not be less than his percentage computed under the Plan without regard to such amendment.

8.5 DETERMINATION OF YEARS OF SERVICE. For purposes of determining the vested and nonforfeitable percentage of the Participant's Employer Contribution subaccount, all of the Participant's Years of Service with the Employer or an Affiliated Employer shall be taken into account. If specified in the Adoption Agreement, Years of Service with a predecessor employer will be treated as service for the Employer; provided, however, if the Employer maintains the plan of a predecessor employer, Years of Service with such employer will be treated as service with the Employer without regard to any election.

8.6 FORFEITURE OF NON-VESTED AMOUNTS.
(a) For Plan Years beginning before 1985, any portion of a Participant's Account that is not vested shall be forfeited by him as of the last day of the Plan Year in which a Break in Service occurs. For Plan Years beginning after 1984, any portion of a Participant's Account that is not vested shall be forfeited as of the last day of the Plan Year in which the Participant's fifth consecutive Break in Service occurs. Any amounts thus forfeited shall be reallocated as provided in Article 5 and shall not be considered part of a Participant's Account in computing his vested interest. The remaining portion of the Participant's Account will be nonforfeitable.

(b) If a distribution is made at a time when a Participant has a vested right to less than one hundred percent (100%) of the value of the Participant's Account attributable to Employer Contributions and forfeitures, as determined in accordance with the provisions of
Section 8.3, and the nonvested portion of the Participant's Account has not yet been forfeited in accordance with paragraph (a) above:

   (i) a separate remainder subaccount shall be established for the Participant's interest in the Plan as of the time of the distribution; and

  (ii) at any relevant time the Participant's vested portion of the separate remainder subaccount shall be equal to an amount
       ("X") determined by the formula:

                  X = P(AB+(R x D)) - (R x D)

For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the Account Balance at the relevant time; D is the amount of the distribution; and R is the ratio of the Account Balance at the relevant time to the Account Balance after distribution.

8.7 REINSTATEMENT OF BENEFIT. If a benefit is forfeited because a Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

                          ARTICLE 9
          JOINT AND SURVIVOR ANNUITY REQUIREMENTS

9.1 GENERAL. The provisions of this Article shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984, and such other
Participants as provided in Section 9.7.

9.2 QUALIFIED JOINT AND SURVIVOR ANNUITY. Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

9.3 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, then 50% of the Participant's Vested Account Balance shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. However, the amount of the Participant's employee-derived Account Balance allocated to the Surviving Spouse will be in the same proportion as the employee-derived Account Balance is to the total Account Balance of the Participant. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

9.4 DEFINITIONS.

(a) Election Period.

   (i) The period which begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, with respect to the Account Balance as of the date of separation, the Election Period shall begin on the date of separation.

  (ii) A Participant who has not yet attained age thirty-five (35) as of the end of any current Plan Year may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 9.5. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35).
        Any new waiver on or after such date shall be subject to the full requirements of this Article.

(b) Earliest Retirement Age. The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

(c) Qualified Election.

   (i) A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a
       Qualified Joint and Survivor Annuity or a Qualified
       Preretirement Survivor Annuity shall not be effective unless:

       (1) the Participant's Spouse consents in writing to the election;

       (2) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);

       (3) the Spouse's consent acknowledges the effect of the election; and

       (4) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election.

  (ii) Any consent by a Spouse obtained under this provision (or establishment that the consent of Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in
       Section 9.5.

(d) Qualified Joint and Survivor Annuity. An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which equals fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's Vested Account Balance.

(e) Spouse (Surviving Spouse). The Spouse or Surviving Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

(f) Annuity Starting Date. The first day of the first period for which an amount is paid as an annuity or any other form.

(g) Vested Account Balance. The aggregate value of the Participant's Vested Account Balances derived from Employer and Employee contributions (including rollovers and direct transfers), whether vested before or upon death. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer Contributions or Employee contributions (or both) at the time of death or distribution.

9.5 NOTICE REQUIREMENTS.

(a) In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, provide each Participant a written explanation of:

   (i) the terms and conditions of a Qualified Joint and Survivor
       Annuity;

  (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

 (iii) the rights of a Participant's Spouse; and

  (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

(b) In the case of a Qualified Preretirement Survivor Annuity as described in Section 9.3, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subsection (a) applicable to a Qualified Joint and Survivor Annuity.

(c) The applicable period for a Participant is whichever of the following periods ends last:

   (i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

  (ii) a reasonable period ending after the individual becomes a participant;

 (iii) a reasonable period ending after subsection (e) ceases to apply to the Participant;

  (iv) a reasonable period ending after this Article first applies to the Participant.

Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).

(d) For purposes of applying subsection (c), a reasonable period ending after the enumerated events described above in subsection
(ii), (iii) and (iv) is the end of the two-year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

(e) Notwithstanding the other requirements of this section, the respective notices prescribed by this Section need not be given to a Participant if:

   (i) the Plan "fully subsidizes" the cost of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor
       Annuity;and

  (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified
       Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary.

For purposes of this subsection, a plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant, may result from the Participant's failure to elect another benefit.

9.6 SAFE HARBOR RULES.

(a) This section shall apply to a Participant in a profit sharing plan, and to any distribution made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied:

   (i) the Participant does not or cannot elect payments in the form of a life annuity; and

  (ii) on the death of a Participant, the Participant's Vested Account Balance will be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's Designated Beneficiary.

(b) Distribution of the Vested Account Balance in accordance with
Article 11 shall commence within the ninety (90) day period following the date of the Participant's death or at such later time as the Surviving Spouse may elect. The Account Balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account Balances for other types of distributions.

(c) This section shall not be operative with respect to the portion of a Participant's Vested Account Balance in a profit sharing plan representing a direct or indirect transfer of assets from a defined benefit plan, a money purchase pension plan, a target benefit plan, a stock bonus plan, or a profit sharing plan which is subject to the survivor annuity requirements of sections 401(a)(11) and 417 of the Code. In the case of assets for which this section is operative, the provisions of this Article, other than Section 9.7, shall be inoperative.

(d) The Participants may waive the spousal death benefit described in this section at any time provided that no such waiver shall be effective unless it satisfies the conditions of Section 9.4(c) (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

(e) For purposes of this section, Vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account Balance attributable solely to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, Vesting Account Balance shall have the same meaning as provided in Section 9.4(g).

9.7 TRANSITIONAL RULES.

(a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this Article must be given the opportunity to elect to have the prior sections of this Article apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of vesting service when he or she separated from service.

(b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with subsection (d).

(c) The respective opportunities to elect (as described in subsections (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said
Participants.

(d) Any Participant who has elected pursuant to subsection (b) and any Participant who does not elect under subsection (a) or who meets the requirements of subsection (a) except that such Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

   (i) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married
       Participant who:

       (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

       (2) dies on or after Normal Retirement Age while still working for the Employer; or

       (3) begins to receive payments on or after the qualified early retirement age; or

       (4) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least six (6) months before the Participant attains qualified early retirement age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

  (ii) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age; or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

(e) the following terms shall have the meanings specified herein:

   (i) Qualified Early Retirement Age.  The latest of:

       (1) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits;

       (2) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age; or

       (3) the date the Participant begins participation.

  (ii) Qualified Joint and Survivor Annuity. An annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 9.4(d).

                            ARTICLE 10
                       DISTRIBUTION PROVISIONS

10.1 VESTING ON DISTRIBUTION BEFORE BREAK IN SERVICE.

(a) If an Employee terminates service, and the value of the Employee's Vested Account Balance derived from Employer and Employee contributions is not greater than three thousand five hundred dollars ($3,500), the Employee will receive a distribution of the value of the entire vested portion of such Account Balance in a lump sum in kind distribution of Shares and the nonvested portion will be deemed an immediate forfeiture. For purposes of this section, if the value of the vested portion of an Employee's Account Balance is zero, the Employee shall be deemed to have received a distribution thereof. The vested portion of a Participant's Account Balance shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

(b) If an Employee terminates service and elects, in accordance with this Article, to receive the value of the vested portion of his Account Balance, the nonvested portion will be deemed an immediate forfeiture. If the Employee elects to have distributed less than the entire vested portion of the Account Balance derived from Employer Contributions, the part of the nonvested portion that will be deemed an immediate forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer Contributions and the denominator of which is the total value of the vested portion of the Account Balance derived from Employer Contributions.

(c) If an Employee receives a distribution pursuant to this section and the Employee resumes employment covered under this Plan, the portion of the Employee's Account Balance derived from Employer Contributions will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer Contributions before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive one (1) year Breaks in Service following the date of the distribution. If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive one (1) year Breaks in Service, upon the reemployment of such Employee, the Employer-derived Account Balance of the Employee will be restored to the amount on the date of such deemed distribution.

10.2 RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS.

(a) If the value of the vested portion of a Participant's Account Balance derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) three thousand five hundred dollars ($3,500) and the Account Balance is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Account Balance. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the ninety (90) day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account Balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.

(b) Notwithstanding the provisions of subsection (a), only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Account Balance is immediately distributable. (Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section
9.6 of the Plan, only the Participant need consent to the distribution of an Account Balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or section 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account Balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) within the same controlled group.

(c) An Account Balance is immediately distributable if any part of the Account Balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two (62).

(d) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the vested portion of the Participant's Account Balance shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code.

10.3 COMMENCEMENT OF BENEFITS.

(a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

   (i) the Participant attains age sixty-five (65) (or Normal
       Retirement Age, if earlier);
  (ii) the 10th anniversary of the year in which the Participant commenced participation in the Plan occurs; or
 (iii) the Participant terminated service with the Employer.

(b) Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 10.2 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

10.4 EARLY RETIREMENT WITH AGE AND SERVICE REQUIREMENT. If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

10.5 NONTRANSFERABILITY OF ANNUITIES. Any annuity contract distributed herefrom must be nontransferable.

10.6 CONFLICTS WITH ANNUITY CONTRACTS. The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

                            ARTICLE 11
               TIMING AND MODES OF DISTRIBUTION

11.1 GENERAL RULES.

(a) Subject to Article 9, the requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

(b) All distributions required under this Article shall be determined and made in accordance with the income tax regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)- 2 of the proposed regulations.

11.2 REQUIRED BEGINNING DATE. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

11.3 LIMITS ON DISTRIBUTION PERIODS. As of the first Distribution Calendar Year, distributions, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

(a) the life of the Participant;
(b) the life of the Participant and a Designated Beneficiary;
(c) a period certain not extending beyond the Life Expectancy of the Participant; or
(d) a period certain not extending beyond the joint and last survivor life expectancy of the Participant and a Designated Beneficiary.

11.4 DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR.

(a) Individual Account.

   (i) If a Participant's Benefit is to be distributed over (1) a period not extending beyond the Life Expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

  (ii) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

 (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in subsection (a)(i) above as the relevant divisor without regard to section 1.401(a)(9)-2 of the proposed regulations.

  (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

(b) Other Forms. If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder.

11.5 DEATH DISTRIBUTION PROVISIONS.

(a) Distribution Beginning Before Death. If the Participant dies after distribution of his or her interest has begun and on or after his or her Required Beginning Date the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

(b) Distribution Beginning After Death. If the Participant dies before his or her Required Beginning Date, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

   (i) if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant dies;

  (ii) if the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions are required to being in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

(c) If the Participant has not made an election pursuant to this section by the time of his or her death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which distributions would be required to begin under this section; or (2) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(d) For purposes of subsection (b) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of subsection (b), with the exception of paragraph (ii) therein, shall be applied as if the Surviving Spouse were the Participant.

(e) For purposes of this Section, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

(f) For the purposes of this Section, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if subsection (d) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to subsection (b) above). If distribution in the form of an annuity described in Section 11.4(b) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

11.6 DESIGNATION OF BENEFICIARY. Subject to the rules of Article 9, a Participant (or former Participant) may designate from time to time (i) any person or persons (who may be designated contingently or successively and may be an entity other than a natural person) as his Beneficiary who will be entitled to receive any undistributed amounts credited to the Participant's separate Account under the Plan at the time of the Participant's death and
(ii) the manner in which such undistributed amounts shall be paid subject to the limitations set forth in Section 11.5. Any such designation by a Participant shall be made in writing in the manner prescribed by the Plan Administrator, and shall be effective only when filed with the Plan Administrator during the Participant's lifetime. A Participant may change or revoke his designation at any time in the manner prescribed by the Plan Administrator. If the Designated Beneficiary (or each of the Designated Beneficiaries) predeceases the Participant, the Participant's Beneficiary designation shall be ineffective. If no Beneficiary designation is in effect at the time of the Participant's death, his Beneficiary shall be his Surviving Spouse or, if there is no Surviving Spouse, his estate.

11.7 DEFINITIONS.

(a) Applicable Life Expectancy. The Life Expectancy (or joint and last survivor life expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the

Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year. If annuity payments commence in accordance with Section 11.4(b) before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

(b) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with section 401(a)(9) and the proposed regulations thereunder.

(c) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 11.5 above.

(d) Life Expectancy.

   (i) Life Expectancy and joint and last survivor life expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the income tax regulations.

  (ii) If elected by the Participant (or Spouse, in the case of distributions described in Section 11.5(b)(ii) above) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) on the Required Beginning Date (or the date distributions are required to commence pursuant to Section 11.5(b)(ii) in the case of the Spouse). If no election is made by the date such election would be irrevocable, Life Expectancy will not be recalculated. If an election is made, the Participant (or Spouse) shall be solely responsible for advising the Trustee of the recalculated Life Expectancy each year, no later than thirty (30) days prior to the beginning of such year. The Life Expectancy of a non-Spouse Beneficiary may not be recalculated.

(e) Participant's Benefit.

   (i) The Account Balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account Balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

  (ii) For purposes of subsection (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

(f) Required Beginning Date.

   (i) General Rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

  (ii) Transitional Rules.  The Required Beginning Date of a
       Participant who attains age seventy and one-half (70 1/2) before January 1, 1988, shall be determined in accordance with (1) or (2) below:

       (1) Non-Five Percent Owners. The Required Beginning Date of a Participant who is not a Five Percent (5%) Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) occurs.

       (2) Five Percent Owners.  The Required Beginning Date of a
           Participant who is a Five Percent (5%) Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

           (A) the calendar year in which the Participant attains age seventy and one-half (70 1/2); or

           (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent (5%) Owner, or the calendar year in which the Participant retires. The Required Beginning Date of a Participant who is not a Five Percent (5%) Owner who attains age seventy and one-half (70 1/2) during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

 (iii) Five Percent Owner. A Participant is treated as a Five Percent (5%) Owner for purposes of this section if such Participant is a Five Percent (5%) Owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 1/2) or any subsequent year.

  (iv) Once distributions have begun to a Five Percent (5%) Owner under this section, they must continue to be distributed, even if the Participant ceases to be a Five Percent (5%)
       Owner in a subsequent year.

11.8 TRANSITIONAL RULE.

(a) Notwithstanding the other requirements of this Article and subject to the requirements of Article 9, distribution on behalf of any Employee, including a Five Percent (5%) Owner, may be made provided all of the following requirements are met in accordance with section 242(b)(2) of the Code (regardless of when such distribution commences):

   (i) The distribution by the Trust is one which would not have disqualified such trust under section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

  (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

 (iii) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

  (iv) The Employee had accrued a benefit under the Plan as of December 31, 1983.

   (v) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order of priority.

(b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

(c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (a)(i) and (a)(v).

(d) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the regulations thereunder but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the aforesaid regulations shall apply.

11.9 OPTIONAL FORMS OF BENEFIT.

(a) Except to the extent benefits are required to be paid in the form of an Automatic Joint and Survivor Annuity under Article 9, any amount which a Participant shall be entitled to receive under the Plan shall be distributed in one or a combination of the following ways:

   (i) in a lump sum payment of cash, the amount of which shall be determined by redeeming all Shares credited to the Participant's Account under the Plan as of the date of distribution;

  (ii) in a lump sum payment including a distribution in kind of all Shares credited to the Participant's Account under the Plan as of the date of distribution;

 (iii) in substantially equal monthly, quarterly, or annual installment payments of cash, or the distribution of Shares in kind, over a period certain not to exceed the Life Expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his Beneficiary, determined in each case as of the earlier of: (1) the end of the Plan year in which occurs the event entitling the Participant to a distribution of benefits, or (2) the date such installments commence;

  (iv) if permitted by the Sponsor, in monthly, quarterly, or annual installment payments of cash, or the distribution of Shares in kind, so that the amount distributed in each Plan Year equals the quotient obtained by dividing the Participant's Account at the beginning of that Plan Year by the joint and last survivor life expectancy of the Participant and the Beneficiary for that Plan Year. The Life Expectancy will be computed using the recomputation method described in Section 11.7(d). Unless the Spouse of the retired Participant is the Beneficiary, the actuarial present value of all expected payments to the retired Participant must be more than fifty percent (50%) of the actuarial present value of payments to the retired Participant and the Beneficiary; or

   (v) by application of the Participant's vested Account to the purchase of a nontransferable immediate or deferred annuity contract, on an individual or group basis. Unless the Spouse of the retired Participant is the Beneficiary, the actuarial present value of all expected payments to the retired Participant must be more than fifty percent (50%) of the actuarial present value of payments to the retired Participant and the Beneficiary.

(b) If the Participant fails to select a method of distribution on or before thirty (30) days prior the Required Beginning Date except as may be required by Article 9, all amounts which he is entitled to receive under the Plan shall be promptly distributed to him in a lump sum payment which, in the discretion of the Plan Administrator, may be all in cash or may include an in kind distribution of Shares.

                            ARTICLE 12
                            WITHDRAWALS

12.1 WITHDRAWAL OF NONDEDUCTIBLE VOLUNTARY CONTRIBUTIONS. Subject to the Qualified Election requirements of Article 9 and Section 12.3, any Participant who has made nondeductible voluntary contributions may, upon thirty (30) days' notice in writing filed with the Plan Administrator, have paid to him all or any portion of the fair market value of his nondeductible voluntary contribution subaccount.

12.2 MANNER OF MAKING WITHDRAWALS. Any withdrawal by a Participant under the Plan shall be made only after the Participant files a written request with the Plan Administrator specifying the nature of the withdrawal and the amount of funds requested to be withdrawn. Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the withdrawal in a lump sum payment of cash or an in kind distribution of Shares to the Participant. In making any withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto. Unless Section 9.6 is applicable, if the Participant is married, his Spouse must consent to the withdrawal pursuant to a qualified election (as defined in Section 9.4(c)) within the ninety
(90) day period ending on the date of the withdrawal.

12.3 LIMITATIONS ON WITHDRAWALS. The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times a Participant may make a withdrawal under the Plan during any Plan Year, and the minimum amount a Participant may withdraw on any single occasion.

                           ARTICLE 13
                         ADMINISTRATION

13.1 DUTIES AND RESPONSIBILITIES OF FIDUCIARIES; ALLOCATION OF FIDUCIARY RESPONSIBILITY. A fiduciary to the Plan shall have only those specific powers, duties, responsibilities, and obligations as are explicitly given him under the Plan and Trust Agreement. In general, the Employer shall have the sole responsibility for making contributions to the Plan required under Article 4; appointing the Trustee and the Plan Administrator; and determining the funds available for investment under the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, as more fully described in Section 13.2. It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and Trust Agreement, and shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

13.2 POWERS AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR.

(a) Administration of the Plan. The Plan Administrator shall have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner, and timing of any distribution of benefits or withdrawal under the Plan; to resolve any claim for benefits in accordance with Section 13.7; to appoint or employ advisors, including legal counsel; and to render advice with respect to any of the Plan Administrator's responsibilities under the Plan. Any construction, interpretation, or application of the Plan by the Plan Administrator shall be final, conclusive, and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

(b) Records and Reports. The Plan Administrator shall be responsible for maintaining sufficient records to reflect the age and marital status of each Participant, the Eligibility Computation Periods in which an Employee is credited with one or more Years of Service for purposes of determining his eligibility to participate in the Plan, and the Compensation of each Participant for purposes of determining the amount of contributions that may be made by or on behalf of the Participant under the Plan. The Plan Administrator shall be responsible for submitting all required reports and notifications relating to the Plan to Participants or their Beneficiaries, the Internal Revenue Service and the Department of Labor. All such records shall be conclusive of the matters contained therein for all purposes except that a Participant may request a correction in the record of his age at any time prior to retirement, and such correction shall be made if, within ninety
(90) days after such request he furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Plan Administrator.

(c) Furnishing Trustee with Instructions. The Plan Administrator shall be responsible for furnishing the Trustee with written instructions regarding all contributions to the Trust, all distributions to Participants in accordance with Article 10 and all withdrawals by Participants in accordance with Article 12. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information respecting the Plan which the Trustee may request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of Labor as may be required of the Trustee.

(d) Rules and Decisions. The Plan Administrator may adopt such rules as it deems necessary, desirable, or appropriate in the administration of the Plan. All rules and decisions of the Plan Administrator shall be applied uniformly and consistently to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of the Employer, or the Trustee.

(e) Application and Forms for Benefits. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Plan Administrator may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.

(f) Facility of Payment. Whenever, in the Plan Administrator's opinion, a person entitled to receive a payment of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, it may direct the Trustee to make payments to such person or to the legal representative or to a relative or friend of such person for that person's benefit, or it may direct the Trustee to apply the payment for the benefit of such person in such manner as it considers advisable.

13.3 ALLOCATION OF DUTIES AND RESPONSIBILITIES. The Plan Administrator may, by written instrument, allocate among its members or employees any of its duties and responsibilities not already allocated under the Plan or may designate persons other than members or employees to carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his acceptance of the duties and responsibilities allocated to him.

13.4 APPOINTMENT OF THE PLAN ADMINISTRATOR. The Employer shall designate in the Adoption Agreement the Plan Administrator who shall administer the Employer's Plan. Such Plan Administrator may consist of an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its consent), or the Employer itself. The Plan Administrator shall be charged with the full power and the responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator by the Employer is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator of the Plan. The Plan Administrator may be removed by the Employer, or may resign by giving notice in writing to the Employer, and in the event of the removal, resignation, or death, or other termination of service by the Plan Administrator, the Employer shall, as soon as practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties, and obligations of the predecessor Plan Administrator.

13.5 EXPENSES. The Trust shall pay all expenses authorized and incurred by the Plan Administrator in the administration of the Plan except to the extent such expenses are paid by an Employer.

13.6 LIABILITIES. The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to Section
13.3 shall be indemnified and held harmless by the Employer with respect to any alleged breach of responsibilities performed or to be performed hereunder. The Employer and each Affiliated Employer shall indemnify and hold harmless the Sponsor against all claims, liabilities, fines, and penalties, and all expenses reasonably incurred by or imposed upon him (including, but not limited to, reasonable attorneys' fees) which arise as a result of actions or failure to act in connection with the operation and administration of the Plan.

13.7 CLAIMS PROCEDURE.

(a) Filing a Claim. Any Participant or Beneficiary under the Plan may file a written claim for a Plan benefit with the Plan
Administrator or with a person named by the Plan Administrator to receive claims under the Plan.

(b) Notice of Denial of Claim. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("claimant"), claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. This written notification shall be given to a claimant within ninety (90) days after receipt of his claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said ninety (90) day period, and such notice shall indicate the special circumstances which made the postponement appropriate.

(c) Right of Review. In the event of a denial or limitation of his benefit, the claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan Administrator (or its delegate to receive such requests) within sixty (60) days after receipt by the claimant of written notification of the denial or limitation of the claim. The sixty (60) day requirement may be waived by the Plan Administrator in appropriate cases.

(d) Decision on Review. A decision shall be rendered by the Plan Administrator within sixty (60) days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial sixty (60) day period) for an additional sixty (60) days, but in no event shall the decision be rendered more than one hundred twenty (120) days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

(e) Court Action. No Participant or Beneficiary shall have the right to seek judicial review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this section.

                            ARTICLE 14
                 AMENDMENT, TERMINATION, AND MERGER

14.1 SPONSOR'S POWER TO AMEND. The Sponsor may amend any part of the Plan, Trust Agreement, or Adoption Agreements at any time and from time to time. For purposes of Sponsor's amendments, the mass submitter shall be recognized as the agent of the Sponsor. If the Sponsor does not adopt the amendments made by the mass submitter, it will no longer be identical to, or a minor modifier of, the mass submitter plan.

14.2 AMENDMENT BY ADOPTING EMPLOYER.

(a) Subject to giving written notice to the Trustee by delivery of a copy of the change signed by the Employer, the Employer may:

   (i) change its choice of options in the Adoption Agreement;

  (ii) amend the Adoption Agreement to the extent that it may be necessary to satisfy section 415 or section 416 of the Code because of the required aggregation of multiple plans;

 (iii) add certain model amendments published by the Internal
       Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed; and

  (iv) discontinue the Plan or the Trust Agreement or give notice of termination thereof.

(b) An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, will no longer participate in this prototype plan and will be considered to have an individually designed plan.

14.3 PLAN TERMINATION; DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS.

(a) The Employer may terminate the Plan at any time in whole or in part. In the event of the dissolution, merger, consolidation, or reorganization of the Employer, the Plan shall automatically terminate and the Trust shall be liquidated as provided in paragraph (b) below unless the Plan is continued by a successor employer in accordance with Section 14.4.

(b) Upon the complete or partial termination of the Plan or the complete discontinuance of Employer Contributions under the Plan, the separate Account of each Participant affected thereby shall become fully vested and nonforfeitable, and the Plan Administrator shall direct the Trustee to distribute assets remaining in the Trust, after payment of any expenses properly chargeable thereto, to Participants or their Beneficiaries, unless directed by the Employer to continue the Trust and distribute Participants' Accounts at such other time and in such other nondiscriminatory manner as the Employer shall designate, provided that such distribution shall be in accordance with the provisions of Articles 10 and 11. Upon the completion of such distribution, the Trustee shall be relieved of all further liability with respect to the assets so distributed.

14.4 SUCCESSOR EMPLOYER. In the event of the dissolution, merger, consolidation, or reorganization of the Employer, provision may be made by which the Plan and Trust shall be continued by the successor employer, in which case such successor employer shall be substituted for the Employer under the Plan. The substitution of the successor employer shall constitute an assumption of Plan liabilities by the successor employer, and the successor employer shall have all powers, duties, and responsibilities of the Employer under the Plan.

14.5 MERGER, CONSOLIDATION, OR TRANSFER. There shall be no merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of the Plan, unless each Participant would (if either this Plan or such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated).

14.6 SPECIAL AMENDMENTS. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy section 415 or 416 of the Code. Any such amendment will be adopted by the Employer by completing overriding Plan language in the Adoption Agreement. In the event of such an amendment, the Employer must obtain a separate determination letter from the Internal Revenue Service to continue reliance on the Plan's qualified status.

                           ARTICLE 15
                          MISCELLANEOUS

15.1 EXCLUSIVE BENEFIT OF PARTICIPANTS AND BENEFICIARIES.

(a) All assets of the Trust shall be retained for the exclusive benefit of Participants and their Beneficiaries, and shall be used only to pay benefits to such persons or to pay the fees and expenses of the Trust. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in Section 15.1(b).

(b) To the extent permitted or required by ERISA and the Code, contributions to the Trust under this Plan are subject to the following conditions:

   (i) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof shall be returned to the Employer within one year after the date the contribution is made;

  (ii) In the event the Plan is determined not to meet the initial qualification requirements of section 401 of the Code, contributions made in respect of any period for which such requirements are not met shall be returned to the Employer within one (1) year after the Plan is determined not to meet such requirements, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

 (iii) Contributions to the Trust are specifically conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Employer within one (1) year after the date of the disallowance of the deduction.

15.2 NONGUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

15.3 RIGHTS TO TRUST ASSETS.  No Employee, Participant, or
Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

15.4 NONALIENATION OF BENEFITS. No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

15.5 AGGREGATION RULES.

(a) Except as provided in Article 6, all Employees of the Employer or any affiliated employer will be treated as employed by a single employer.

(b) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy sections 401(a) and (d) for the Employees of this and all other trades or businesses.

(c) If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies section 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

(d) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

(e) For purposes of paragraphs (b), (c), and (d), an Owner-
Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more
Owner-Employees together:

   (i) own the entire interest in an unincorporated trade or business; or

  (ii) in the case of a partnership, own more than fifty percent
       (50%) of either the capital interest or the profits interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning an interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.

15.6 FAILURE OF QUALIFICATION. If this Plan or any part of it fails to attain or retain qualification, such plan will no longer participate in this master/prototype plan and will be considered an individually designed plan.

15.7 APPLICABLE LAW. Except to the extent otherwise required by ERISA, as amended, this Plan shall be construed and enforced in accordance with the laws of the state in which the Employer's principal place of business is located, as specified in the Adoption Agreement.

15.8 INVALIDITY OF CERTAIN PROVISIONS. If any provisions of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

Internal Revenue Service
Plan Description: Prototype Standardized Profit Sharing Plan
FM 50253965002-01  Case: 9005260  EIN: 36-3447638
PD 02  Plan: 00!  Letter Serial No. D248808a

Department of the Treasury
Washington, DC 20224
Personal Contac:  Ms. Grandison
Telephone Number: (202) 566-4708
Ref. Reply:  E EP Q 3
Date:  07/16/90

STEIN ROE & FARNHAM INC.
300 WEST ADAMS STREET
SUITE 1200
CHICAGO   IL  60690

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a) An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for officers, owners, or highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-6 I.R.B. 14; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3). In such situations, the employer should request a determination as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                         Sincerely yours,

                         [SIGNATURE OF OFFICER]
                         Chief, Employee Plans Qualifications
Branch
09637

Internal Revenue Service
Plan Description: Prototype Standardized Money Purchase Pension
Plan
FM 50253965002-02  Case: 9005261  EIN: 36-3447638
PD 02  Plan: 002  Letter Serial No. D248809a

Department of the Treasury
Washington, DC 20224
Personal Contac:  Ms. Grandison
Telephone Number: (202) 566-4708
Ref. Reply:  E EP Q 3
Date:  07/16/90

STEIN ROE & FARNHAM INC.
300 WEST ADAMS STREET
SUITE 1200
CHICAGO   IL  60690

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a) An employer who adopts this plan will be considered to have a plan qualified under Code section 401(a) provided all the terms of the plan are followed, and the eligibility requirements and contribution or benefit provisions are not more favorable for officers, owners, or highly compensated employees than for other employees. Except as stated below, the Key District Director will not issue a determination letter with regard to this plan.

Our opinion does not apply to the form of the plan for purposes of Code section 401(a)(16) if: (1) an employer ever maintained another qualified plan for one or more employees who are covered by this plan, other than a specified paired plan within the meaning of section 7 of Rev. Proc. 89-9, 1989-6 I.R.B. 14; or (2) after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3). In such situations, the employer should request a determination as to whether the plan, considered with all related qualified plans and, if appropriate, welfare benefit funds, satisfies the requirements of Code section 401(a)(16) as to limitations on benefits and contributions in Code section 415.

If you, the plan sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the plan sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the plan sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                         Sincerely yours,

                         [SIGNATURE OF OFFICER]
                         Chief, Employee Plans Qualifications
Branch
09638

                            CORRECTED
                      AMENDMENT B TO THE
              STEIN ROE & FARNHAM PROTOTYPE PAIRED
           DEFINED CONTRIBUTION MONEY PURCHASE PENSION &
                      PROFIT-SHARING PLAN
                         (MAY 23, 1994)

Stein Roe & Farnham Incorporated, sponsor of the Stein Roe & Farnham Prototype Paired Defined Contribution Money Purchase Pension and Profit-Sharing Plans, including the related Trust and Adoption Agreements (the "Prototype Plan"), hereby amends the Prototype Plan effective as provided below.

                            FIRST

     Article 11 of the plan is hereby amended by adding the following at the end thereof as a new section 11.10 which is the word-for-word adoption of the model language contained in Revenue Procedure 93-12, for distributions made on or after January 1, 1993, as follows:

     "11.10 DIRECT ROLLOVERS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this provision, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

      Definitions

      (a) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except than an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten
          (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

      (b) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

      (c) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

      (d) Direct Rollover.  A Direct Rollover is a payment by the
          Plan to the Eligible Retirement Plan specified by the Distributee."

                             SECOND

     Section 2.7 of Article 2 of this Plan is hereby amended by adding the following at the end thereof which is the word-for-word adoption of the model language contained in Revenue Procedure 94-13 as follows:

     "In addition to the other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 Annual Compensation Limit. The OBRA '93 Annual Compensation Limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the OBRA '93 Annual Compensation Limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section
     401(a)(17) of the Code shall mean the OBRA '93 Annual
     Compensation Limit set forth in this provision.

     If Compensation for any prior Determination Period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the OBRA '93 Annual Compensation Limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation Limit is $150,000."

Except as expressly amended herein, the Prototype Plan remain in full force and effect.

Executed this 23rd day of May, 1994.

                            STEIN ROE & FARNHAM INCORPORATED

                            By:  TIMOTHY K. ARMOUR
                                 Timothy K. Armour
                                 President - Mutual Funds Division

Attest:  JILAINE HUMMEL BAUER
         Jilaine Hummel Bauer
         Assistant Secretary

          STEIN ROE & FARNHAM PROTOTYPE TRUST AGREEMENT

The Employer has established a Plan for the benefit of Participants therein pursuant to section 401 of the Internal Revenue Code of 1986, as amended. As part of the Plan, the Employer has requested such person or persons (individual, corporate, or other entity), as may be designated in the Adoption Agreement, to serve as Trustee pursuant to the Trust established for the investment of contributions under the Plan upon the terms and conditions set forth in this Trust Agreement.

Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in Article 2 of the Plan entered into by the Employer, of which this Trust Agreement forms a part, shall, when used herein, have the same meaning as in the Plan.

                            ARTICLE 1
                            ACCOUNTS

1.1 ESTABLISHING ACCOUNTS. The Trustee shall open and maintain a Trust account for the Plan and, as part thereof, Participants' Accounts for such individuals as the Plan Administrator shall, from time to time, give written notice to the Trustee as being Participants in the Plan. The Trustee shall also open and maintain such other subaccounts as may be appropriate or desirable to aid in the administration of the Plan. Separate subaccounts shall be maintained for each Participant and shall be credited with the contributions made by the Employer and with forfeitures allocated to each such Participant pursuant to the Plan (and all earnings thereon). If nondeductible voluntary contributions by Participants are permitted by the Plan, the Trustee shall open and maintain as part of the Trust a separate subaccount to be credited with the Participant's nondeductible voluntary contributions (and all earnings attributable to such contributions). If trustee transfers or rollover contributions from another qualified plan are received, the Trustee shall open and maintain a separate rollover subaccount for each Participant, each such subaccount to be credited with the Participant's trustee transfers or rollover contributions (and all earnings attributable to such contributions).

1.2 CHARGES AGAINST ACCOUNTS. Upon receipt of written instructions from the Plan Administrator, the Trustee shall charge the appropriate subaccount of the Participant for any withdrawals, expenses, or distributions made under the Plan and any forfeiture, which may be required under the Plan, of unvested interests attributable to Employer Contributions. The Plan Administrator will give written instructions to the Trustee specifying the manner in which Employer Contributions and any forfeiture of the nonvested portion of the Accounts, as allocated by the Plan Administrator in accordance with the provisions of the Plan, are to be credited to the various Accounts maintained for Participants.

1.3 PROSPECTUS TO BE PROVIDED. The Plan Administrator shall ensure that a Participant who makes a nondeductible voluntary contribution has previously received a copy of the then current prospectus relating to the Shares. Delivery of such a nondeductible voluntary contribution, pursuant to the provisions of the Plan by the Plan Administrator to the Trustee shall entitle the Trustee to assume that the Participant has received such a prospectus.

                            ARTICLE 2
                   RECEIPT OF CONTRIBUTIONS

The Trustee shall accept and hold in the Trust contributions made by the Employer and Participants under the Plan. The Plan Administrator shall give written instructions to the Trustee specifying the Participants' Account to which contributions are to be credited, the amount of each such credit which is attributable to Employer Contributions, and the amount, if any, which is attributable to the Participant's nondeductible voluntary contributions. If written instructions are not received by the Trustee, or if such instructions are received but are deemed by the Trustee to be unclear, upon notice to the Employer, the Trustee may elect to hold all or part of any such contributions in cash, without liability for rising security prices or distributions made, pending receipt by it from the Plan Administrator of written instructions or other clarifications, or the Trustee may return the contribution to the Employer. If any contributions or earnings are less than any minimum which the then current prospectus for the Shares requires, the Trustee may hold the specified portion of contributions or earnings in cash, without interest, until such time as the proper amount has been contributed or earned so that the investment in the Shares required under the Plan may be made.

                             ARTICLE 3
                 INVESTMENT POWERS OF THE TRUSTEE

3.1 INVESTMENT OF ACCOUNT ASSETS. The Trustee shall invest the amount of each contribution made hereunder and all earnings of the Trust in full and fractional Shares in accordance with the current prospectus for such Shares, in such amounts and proportions as shall from time to time be designated by the Plan Administrator on forms provided by the Sponsor, and shall credit such Shares to the Accounts of each Participant on whose behalf or by whom the contributions are made and any forfeitures are allocated. All dividends and capital gain distributions received on the Shares held by the Trustee in each Account, shall, if received in cash, be reinvested in such Shares in accordance with the current prospectus for such Shares and shall in any event be credited to such account. If any distribution on Shares may be received at the election of the shareholder in additional Shares, the Trustee shall so elect. The Trustee shall deliver, or cause to be executed and delivered, to the Plan Administrator all notices, prospectuses, financial statements, proxies, and proxy soliciting materials relating to Shares held hereunder. The Trustee shall not vote any of the Shares held hereunder, except in accordance with the written instructions of the Plan Administrator which shall be in accordance with the directions of the Participants who are the beneficial owners of such Shares. If no such written instructions are received, such Shares shall be voted in accordance with the best interests of the Participant (or Beneficiary) for which they are so held. The obligations of the Trustee hereunder may be delegated by it as provided in Sections 9.1 and 9.2.

The Trustee shall sell Shares and purchase Shares to accomplish any change in investments desired by the Employer as indicated on any amended Adoption Agreement or other instruction in accordance with the terms of the Plan.

Notwithstanding the above, if periodic payments are being made to a Participant pursuant to Article 4 hereof, any dividends received on Shares held in such Participant's Account, which dividends are invested at an offering price which includes a sales charge, need not be invested in additional Shares but may be held for distribution to the Participant in periodic payments. In such instances, the Trustee may make election necessary to receive any such dividends in cash.

3.2 DIRECTED INVESTMENTS. When so instructed by the Plan Administrator, the Trustee shall invest all or any portion of the individual Account of any Participant in accordance with the direction of the Employer or such Participant in lieu of participation in the general assets of the Trust. Such directed investments shall be accounted for separately for each Participant. Except as otherwise provided herein, the Trustee shall not have any discretion, and is specifically prohibited from exercising any control or direction, with respect to such directed investments. Each Participant who directs the investment of his Account shall be solely and absolutely responsible for the investment or reinvestment of all direct investment assets held on his behalf in Trust shall not question any such direction, review any securities or other such assets, or make suggestions with respect to the investment, retention or disposition of any such assets; provided that:

   (a) If any contributions are transmitted to or otherwise received or held as a directed investment asset without investment directions from the Participant, the Trustee may retain such amounts in a noninterest-bearing savings account in a federally insured institution for the benefit of the Participant;

   (b) The Trustee may establish such reasonable rules and regulations, applied on a uniform basis for all Participants with respect to the requirements for, and the form and manner of, effectuating any transactions with respect to directed investment assets including, without limitation, minimum amounts, rules applicable to conversion of directed investments into general assets of the Trust, and appropriate adjustments (based on fair market values) to Accounts in order to reflect any such conversion, as the Trustee shall determine to be consistent with the purposes of the Plan. Any such rules and regulations shall be binding upon all persons interested in the Trust;

   (c) The Trustee may establish a procedure for the periodic review of directed investment assets to determine, in light of the facts and circumstances reasonably known to the Trustee, whether any actual or proposed investment of such assets constitute a prohibited transaction as that term is defined in Sections 406-408 of ERISA and the corresponding provisions of the Code. If the Trustee determines that any investment constitutes or would constitute a prohibited transaction, the Trustee shall promptly communicate this determination to the Plan Administrator, and shall recommend that the investment be prevented or disposed of, as the case may be, and may recommend any other action authorized or required by law, to prevent or remedy the transaction;

   (d) In accordance with and pursuant to uniform and nondiscriminatory rules established under and in accordance with the Plan, the Trustee may deny the Plan Administrator's application to allow a directed investment proposed by a Participant; and

   (e) Notwithstanding anything herein to the contrary, in no event shall the Trustee engage in any transaction that would be prohibited under ERISA.

3.3 GENERAL INVESTMENT POWERS. Subject to any investment limitations or minimum requirements for investment in Shares imposed by the Sponsor, and subject to investment instructions given by the Employer, the Trustee shall be authorized and empowered to invest and reinvest all or any part of the Trust in any property, real or personal or mixed, including, but not being limited to, capital or common stock (whether voting or nonvoting and whether or not currently paying a dividend), preferred or preference stock (whether voting or nonvoting or whether or not currently paying a dividend), Shares of regulated investment companies, convertible securities, corporate and governmental obligations, leaseholds, ground rents, mortgages, and other interests in realty, trust and participation certificates, oil, mineral, or gas properties, royalty interests or rights, including equipment pertaining thereto, notes, and other evidence of indebtedness or ownership, secured or unsecured, contracts, choses in action, and warrants and other instruments entitling the owner thereof to subscribe to or purchase any of the aforesaid. Subject to any investment limitations or requirements imposed by the Sponsor relating to the type of permissible investments in the Trust or the minimum percentage of Trust assets to be invested in Shares, and subject to the provisions of Article 8 hereof, in making and retaining such investments and reinvestments pursuant hereto, the Trustee shall not be bound as to the character of any investments by any statute, rule of court, or custom governing the investment of Trust funds.

3.4 INVESTMENT IN COMBINED FUNDS. If the Trust is a banking institution, subject to any investment limitations or minimum requirements for investment in Shares imposed by the Sponsor, and subject to investment instructions given by the Employer, it may, subject to the election of the Sponsor or the Employer, cause funds of this Trust to be invested in commingled funds for qualified employee benefit plan trusts and such commingled funds are hereby adopted and made a part of the Plan of which this Trust is a part, and any funds of this Trust invested in any such commingled funds shall be subject to all the provisions thereof, as the same may be amended from time to time.

3.5 OTHER POWERS OF THE TRUSTEE. The Trustee is authorized and empowered with respect to the Trust:

   (a) Subject to any investment limitations or minimum requirements for investment in Shares imposed by the Sponsor, and subject to investment instructions given by the Employer, to sell, exchange, convey, transfer, or otherwise dispose of, either at public or private sale, any property, real or personal or mixed, at any time held by it, for such consideration and on such terms and conditions as to credit or otherwise as the Trustee may deem best;

   (b) Subject to the provisions of Section 3.1, to vote in person or by proxy any stocks, bonds, or other securities held by it; to exercise any options appurtenant to any stocks, bonds, or other securities, or to exercise any rights to subscribe for additional stocks, bonds, or other securities, and to make any and all necessary payments therefore; to join in, or to dissent from, and to oppose the reorganization, consolidation, liquidation, sale, or merger of corporations, or properties in which it may be interested as Trustee, upon such terms and conditions it may deem wise;

   (c) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

   (d) To register any investment held in the Trust in the name of the Trust or in the name of a nominee, and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

   (e) To employ suitable agents and counsel (who may also be agents and/or counsel for the Employer or the Sponsor) and to pay their reasonable expenses and compensation;

   (f) To borrow or raise monies for the purpose of the Trust from any source and, for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of money loaned or to inquire into the validity or propriety of any such borrowing.

Each and all of the foregoing powers may be exercised without a court order of approval. No one dealing with the Trustee need inquire concerning the validity or propriety of anything that is done or need see to the application of any money paid or property transferred to or upon the order of the Trustee.

3.6 GENERAL POWERS. The Trustee shall have all of the powers necessary or desirable to do all acts, take all such proceedings, and exercise all such rights and privileges, whether or not expressly authorized herein, which it may deem necessary or proper for the administration and protection of the property of the Trust and to accomplish any action provided for in the Plan.

                          ARTICLE 4
           DISTRIBUTIONS FROM A PARTICIPANT'S ACCOUNT

Distributions from the Trust shall be made by the Trustee in accordance with proper written directions of the Plan Administrator in accordance with the provisions of Section 11.2 of the Plan, and the Plan Administrator shall have the sole responsibility for determining that the directions given conform to the provisions of the Plan and applicable law, including (without limitation) responsibility for calculating the vested interests of the Participants, for calculating the amounts payable to a Participant pursuant to Article 9 of the Plan, and for determining the proper person to whom benefits are payable under the Plan.

                          ARTICLE 5
        REPORTS OF THE TRUSTEE AND THE PLAN ADMINISTRATOR

The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements, and other transactions required to be performed hereunder with respect to the Trust. The Trustee shall file with the Plan Administrator a written report or reports reflecting the receipts, disbursements, and other transactions effected by it with respect to the Trust during such Plan Year and the assets and liabilities of the Trust at the close of the Plan Year. Such report or reports shall be open to inspection by any Participant for a period of one hundred eighty
(180) days immediately following the date on which it is filed with the Plan Administrator. Except as otherwise prescribed by ERISA, upon the expiration of such one hundred eighty (180) day period, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, transactions, duties, obligations, or responsibilities as shown in or reflected by such report, except with respect to any such acts or transactions as to which the Plan Administrator shall have filed written objections with the Trustee within such one hundred eighty
(180) day period, and except for willful misconduct or lack of good faith on the part of the Trustee.

                          ARTICLE 6
          TRUSTEE'S FEE AND EXPENSES OF THE TRUST

The Trustee's fees for performing its duties hereunder shall be such reasonable amounts as shall be respectively established by the Trustee from time to time; provided that no Trustee who is an Employee of an Employer may receive a Trustee fee. The Trustee shall furnish the Employer with its current schedule of fees and shall give written notice to the Employer whenever its fees are changed or revised. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon or in respect of the Trust, to the extent incurred by the Trustee, and any and all expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee shall, unless paid by the Employer, be paid from the Trust in the manner provided in the Plan.

Unless paid by the Employer, all fees of the Trustee and taxes and other expenses charged to a Participant's Account may be collected by the Trustee from the amount of any contribution to be credited or distribution to be charged to such Account or may be paid by redeeming or selling assets credited to such Account.

                          ARTICLE 7
        DUTIES OF THE EMPLOYER AND THE PLAN ADMINISTRATOR

7.1 INFORMATION AND DATA TO BE FURNISHED TO TRUSTEE. In addition to making the contributions called for in Article 2 hereof, the Employer, through the Plan Administrator, agrees to furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust established hereunder.

7.2 LIMITATIONS OF DUTIES. Neither the Employer nor any of its officers, directors, or partners, nor the Plan Administrator shall have any duties or obligations with respect to this Trust
Agreement, except those expressly set forth herein and in the Plan.

                           ARTICLE 8
                      LIABILITY OF THE TRUST

8.1 TRUSTEE'S LIABILITY.

   (a) The Employer shall indemnify and save the Trustee (including its affiliates, representatives and agents) harmless from and against any liability, cost or other expense, including, but not limited to, the payment of attorneys' fees that the Trustee may incur in connection with this Agreement or the Plan unless such liability, cost or other expense (whether direct or indirect) arises from the Trustee's own willful misconduct or gross negligence. The Employer recognizes that a burden of litigation may be imposed upon the Trustee as a result of some act or transaction for which it has no responsibility or over which it has no control under this Agreement. Therefore, the Employer agrees to indemnify and hold harmless and, if requested, defend the Trustee (including its affiliates, representatives and agents) from any expenses (including counsel fees, liabilities, claims, damages, actions, suits or other charges) incurred by the Trustee in prosecuting or defending against any such litigation.

   (b) The Trustee shall not be liable for, and the Employer will indemnify and hold harmless the Trustee (including its affiliates, representatives and agents) from and against all liability or expense (including counsel fees) because of (i) any investment action taken or omitted by the Trustee in accordance with any direction of the Employer or a Participant, or investment inaction in the absence of directions from the Employer or a Participant or (ii) any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer or a Participant directly with a broker, dealer or issuer. It is understood that although, when the Trustee is subject to the direction of the Employer or a Participant the Trustee will perform is subject to the portion of the Fund subject to such direction (the Directed Fund"), such duties do not involve the exercise of any discretionary authority or other authority to manage and control assets of the Directed Fund and will be performed in the normal course of business by officers and employees of the Trustee or its affiliates, representatives or agents who may be unfamiliar with investment management. It is agreed that the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have any knowledge of or responsibility with respect to, any transaction involving the investment of the Directed Fund as a result of the performance of its ministerial duties. Therefore, in the event that "knowledge" of the Trustee shall be a prerequisite to imposing a duty upon or determining liability of the Trustee under the Plan or this Trust or any law or regulation regulating the conduct of the Trustee, with respect to the Directed Fund, as a result of any act or omission of the Employer or any Participant, or as a result of any transaction engaged in by any of them, then the receipt and processing of investment orders and other documents relating to Plan assets by an officer or other employee of the Trustee or its affiliates, representatives or agents engaged in the performance of purely ministerial functions shall not constitute "knowledge" of the Trustee.

   (c) Notwithstanding the foregoing provisions of this Trust Agreement, the Trustee shall discharge its duties hereunder with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Any investments selected by the Trustee without specific direction from the Employer shall be selected to diversify the investments of the Trust Fund so as to minimize the risk of large losses, unless in the circumstances it is clearly prudent not to do so. The Trustee shall perform its duties in accordance with this Trust Agreement insofar as this Trust Agreement is consistent with the provisions of ERISA. To the extent not prohibited by ERISA, the Trustee shall not be responsible in any way for any action or omission of the Employer or the Plan Administrator with respect to the performance of their duties and obligations set forth in the Plan. To the extent not prohibited by ERISA, the Trustee shall not be responsible for any action or omission of any of its agents, or with respect to reliance upon advice of its counsel (whether or not such counsel is also counsel to the Employer or to the Plan Administrator), provided that such agents or counsel were prudently chosen by the Trustee and that the Trustee relied in good faith upon the action of such agent or the advice of such counsel. The Trustee shall be indemnified and held harmless by the Employer against liability or losses occurring by reason of any act or omission of the Trustee under this Trust Agreement, unless such act or omission is due to its own willful nonfeasance, malfeasance, or misfeasance or other breach of duty under ERISA, to the extent that such indemnification does not violate ERISA or any other federal or state laws.

                             ARTICLE 9
                        DELEGATION OF POWERS

9.1 DELEGATION BY THE TRUSTEE. With respect to Shares held by the Plan, the Trustee hereby delegates to the Custodian designated by the Sponsor the functions designated in (a) through (d) hereunder, other than the investment, management, or control of the Trust assets. The Trustee may delegate in writing pursuant to a procedure permitted and established by the Sponsor, to a person (individual, corporate, or other entity) designated by the Sponsor as an agent or custodian, any of the powers or functions of the Trustee hereunder other than the investment, management or control of the Trust assets, including (without limitation):

   (a) Custodianship of all or any part of the assets of the Trust;

   (b) Maintaining and accounting for the Trust and for Participants and other Accounts as a part thereof;

   (c) Distribution of benefits as directed by the Plan
       Administrator; and

   (d) Preparation of the annual report on the status of the Trust.

The agent or custodian so appointed may act as agent for the Trustee, without investment responsibility, for fees to be mutually agreed upon the Employer and the agent or custodian and paid in the same manner as a Trustee's fees. The Trustee shall not be responsible for any act or omission of the agent or custodian arising from any such delegation, except to the extent provided in
Section 8.1.

9.2 Delegating with Employer Approval. The Trustee (whether or not a bank or trust company) and the Employer may, by mutual agreement, arrange for the delegation by the Trustee to the Plan Administrator or any agent of the Employer of any powers or functions of the Trustee hereunder other than the investment and custody of the Trust assets. The Trustee shall not be responsible for any act or omission of such person or persons arising from any such delegation, except to the extent provided in Article 8.

                          ARTICLE 10
                          AMENDMENT

As provided in Section 14.1 of the Plan, and subject to the limitations set forth therein, the prototype Adoption Agreement, Plan, and Trust Agreement may be amended at any time, in whole or in part, by the Sponsor. The Trustee hereby delegates authority to the Sponsor, and to any successor Sponsor, to so amend the prototype Adoption Agreement, Plan, and Trust Agreement and the Trustee hereby agrees that it shall be deemed to have consented to any amendment so made which does not increase the duties of the Trustee without its consent.

                          ARTICLE 11
               RESIGNATION OR REMOVAL OF TRUSTEE

The Trustee may resign at any time upon thirty (30) days' notice in writing to the Employer, and may be removed by the Sponsor or Employer at any time upon thirty (30) days' notice in writing to the Trustee. Upon resignation or removal, the Sponsor or Employer shall appoint a successor Trustee or Trustees. Upon receipt by the Trustee of written acceptance of such appointment by the successor Trustee, the Trustee shall transfer and pay over to such successor the assets of the Trust and all records pertaining thereto, provided that any successor Trustee shall agree not to dispose of any such records without the Trustee's consent. The successor Trustee shall be entitled to rely on all accounts, records, and other documents received by it from the Trustee, and shall not incur any liability whatsoever for such reliance. The Trustee is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs, and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Trust or on or against the Trustee, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor Trustee. Upon the assignment, transfer, and payment over of the assets of the Trust, and obtaining a receipt thereof from the successor Trustee, the Trustee shall be released and discharged for any and all claims, demands, duties, and obligations arising out of the Trust and its management thereof, excepting only claims based upon the Trustee's willful misconduct or lack of good faith. The successor Trustee shall hold the assets paid over to it under terms similar to those of this Agreement that it qualify under section 401 of the Code. If within thirty (30) days after the Trustee's resignation or removal, the Employer has not appointed a successor Trustee which has accepted such appointment, the Trustee shall, unless it elects to terminate the Trust pursuant to Article 7, appoint such successor itself.

                            ARTICLE 12
                    TERMINATION OF THE TRUST

12.1 TERM OF THE TRUST. This Trust shall continue as to the Employer so long as the Plan is in full force and effect. If the Plan ceases to be in full force and effect, this Trust shall thereupon terminate unless expressly extended by the Employer.

12.2 TERMINATION BY THE TRUSTEE. The Trustee may elect to terminate the Trust if within thirty (30) days after its resignation or removal pursuant to Article 11 the Employer has not appointed a successor Trustee which has accepted such appointment. Termination of the Trust shall be effected by distributing all assets thereof to the Participants or other persons entitled thereto pursuant to the direction of the Plan Administrator (or in the absence of such direction, as determined by the Trustee) as provided in Section 14.2 of the Plan, subject to the Trustee's right to reserve its funds as provided in Article 11 hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid, othr than any liability arising out of the Trustee's willful misconduct or lack of good faith.

                         ARTICLE 13
                        MISCELLANEOUS

13.1 NO DIVERSION OF ASSETS. At no time shall it be possible for any part of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and their beneficiaries or revert to the Employer, except as specifically provided in the Plan or this Agreement.

13.2 NOTICES. Any notice from the Trustee to the Employer or from the Employer to the Trustee provided for in the Plan and Trust shall be effective if sent by first class mail at their respective last address of record.

13.3 MULTIPLE TRUSTEES. In the event that there shall be two (2) or more Trustees serving hereunder, any action taken or decision made by any such Trustee may be taken or made by a majority of them with the same effect as if all had jointed therein, if there be more than two (2), or unanimously if there be two (2).

13.4 CONFLICT WITH PLAN. In the event of any conflict between the provisions of the Plan and those of this Agreement, the former shall prevail.

13.5 APPLICABLE LAW. Except to the extent otherwise required by ERISA, as amended, this Agreement shall be construed in accordance with the laws of the state where the Trustee has its principal place of business, as specified in the Adoption Agreement.

STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLANS
FEES
==================================================================
New Plan Set-up                         $50 per plan /1/
- Adoption of prototype plan
- IRS determination letter
- Fund prospectuses
- Set-up of participant fund accounts.

Annual Account Maintenance              $10 per fund account /2/

Return of Excess Contributions          $5 per transaction /3/

Transfers to investments outside        $5 per transaction /3/
the Stein Roe Family of Funds

Distributions                           $5 per transaction /4/
- Federal Withholding
- IRS reporting

---------
/1/ Please submit a check payable to SteinRoe Services Inc. along with your adoption agreement.
/2/ Automatically assessed by a redemption of fund shares unless pre-paid annually.
/3/ Automatically assessed by a redemption of fund shares.
/4/ Automatically assessed by a redemption of fund shares at time of distribution. This fee is assessed for lump sum and partial distributions, and for setting up and changing frequency, amount or number of installment payouts.

         STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLAN
               CHECKLIST FOR ESTABLISHING YOUR PLAN
==============================================================

For each plan you adopt, please follow the steps listed below. If you have any questions or need additional information, please call a shareholder representative toll free at 1-800-338-2550.

1.  Review the Plan documents with your tax and legal advisers.

2. Complete the ADOPTION AGREEMENT. Please refer to the INSTRUCTIONS FOR COMPLETING YOUR ADOPTION AGREEMENT for detailed instructions. (MODEL RESOLUTIONS adopting the Plan are enclosed for use by corporate employers.) If you are amending an existing plan, also complete the enclosed ASSET TRANSFER FORM.

3. If contributions are being made for employees or partners, furnish each of them a PARTICIPANT INVESTMENT ELECTION FORM and copies of the prospectuses of the SteinRoe Mutual Funds available for investment so that they may make their investment elections.

4.  Complete the INVESTMENT ALLOCATION FORM.

5. Mail the following to the SteinRoe Mutual Funds, P.O. Box 1131, Chicago, Illinois 60690, Attention: SteinRoe Services:

     - ADOPTION AGREEMENT (Also furnish your trustee and plan administrator with copies and retain a copy for your files.)

     - INVESTMENT ALLOCATION FORM

     - ADOPTING RESOLUTIONS (corporate employers only)

     - ASSET TRANSFER FORM (amended plans only)

     - A check for the amount of your initial contribution ($500 investment minimum) and the Plan installation fee ($50 per
       Plan) made payable to SteinRoe Services Inc. (If you do not include the installation fee, your contribution will be reduced by that amount.) If you elect Participant Account Recordkeeping on the INVESTMENT ALLOCATION FORM, you may also include an additional amount for the annual maintenance fee ($10 per Fund account) provided you also write the words "Annual fee" and the amount of the fee total on your check.

7. After we receive your forms and check in good order, we will send you confirmation of your investment which also will serve as acknowledgement that your plan has been accepted.

10611 0292

         STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLAN
      INSTRUCTIONS FOR COMPLETING YOUR ADOPTION AGREEMENT
================================================================

To establish your SteinRoe Plan, complete the appropriate Adoption Agreement(s) by following these instructions. If you have any questions about the SteinRoe Plan or the Adoption Agreement(s), please call a SteinRoe shareholder representative toll free at 1-800-338-2550.

Are the Plans Appropriate For You?
You may adopt one or both of the SteinRoe Plans - a Profit Sharing Plan (with discretionary contributions made out of profits) and a Money Purchase Pension Plan (with contributions based on a formula, made regardless of profits). These plans are called "paired plans" because, so long as they are adopted individually or in combination with one another, each is designed to meet certain coverage and benefit requirements of the Internal Revenue Code.

If you are a "qualifying" employer, you may adopt either SteinRoe Plan and rely on the IRS opinion letter received by Stein Roe & Farnham Incorporated concerning its tax qualification. A "qualifying" employer is an employer who does not presently maintain (and has never maintained) another tax-qualified plan covering some of the same participants other than a paired standardized plan offered by Stein Roe & Farnham Incorporated. The SteinRoe Plan IRS opinion letter serial numbers are D248808a for the Profit-Sharing Plan (Plan #001) and D248809a for the Money Purchase Pension Plan (Plan #002).]

If you maintain another tax-qualified plan in addition to your SteinRoe Plan, you are a non-qualifying employer and must apply for your own determination letter from the IRS Key District Director assigned to the District in which you have your principal place of business. Application must be made on IRS Forms 5302 and 5307 and advance notice of the application must be given to all employees and certain other persons in accordance with special IRS rules and procedures. If you are a non-qualifying employer, we suggest you discuss this application procedure with your legal adviser.

Because they are paired standardized plans, the SteinRoe Plans do not permit a number of alternatives and include certain limitations which make them inappropriate or unavailable for some employers. For example, all employees of an employer adopting a SteinRoe Plan and the employees of any affiliated employers who meet the eligibility requirements (except for those who are members of a collective bargaining unit under certain conditions and certain non-resident aliens) must be covered by the SteinRoe Plan. This can be a drawback for some employers because contributions on behalf of employees of affiliated employers are not deductible unless the affiliated employers also adopt the SteinRoe Plan. In addition, employers who adopt a SteinRoe Plan are subject to the rules applicable to top-heavy plans regardless of whether their individual plans are, in fact, top-heavy. Therefore, you should discuss with your legal adviser whether adoption of the SteinRoe Plans is appropriate for your circumstances.

Which Plan Should You Adopt?
Under the Money Purchase Pension Plan, an employer contributes a specified percentage of each participant's compensation each year regardless of profits. The maximum deductible contribution amount is 25% of compensation up to $30,000 for each participant. Under the Profit-Sharing Plan, an employer makes discretionary contributions out of profits each year of up to the lesser of 15% of compensation or $30,000. If you adopt both Plans, your combined contributions may not exceed 25% of compensation up to $30,000. For purposes of these calculations, compensation in excess of $209,200 (for 1990) is not included.

In the case of a plan participant who is self-employed, the contribution percentage limits described above are applied to the participant's net earnings reduced by his share of the deductible employer contribution. This effectively reduces the Money Purchase Pension Plan and Profit-Sharing Plan contribution percentage limits applicable to net earnings unreduced by the deductible contribution to 20% and 13.044%, respectively.

By adopting both Plans, you gain the flexibility of contributing the maximum amount in years during which you have sufficient profits while retaining the possibility of contributing a lesser amount in less profitable years. For example, an employer who wishes to contribute the maximum amount in profitable years, but a lesser amount in less profitable years, might elect to contribute 10% each year under the Money Purchase Pension Plan and a discretionary amount of up to 15% under the Profit-Sharing Plan in those years when the employer has sufficient profits.

                       *  *  *  *

Employer Data (Section II)
Your plan will be effective as of the first day of the first Plan
Year for which you adopt the Plan. The Plan Year may be the taxable year for your business or any other consecutive twelve-month period you wish to designate. If affiliated employers are adopting the Plan, insert "See Exhibit" in Sections A and F and attach a page indicating the name and type of entity for the employer and each affiliated employer. If you are amending an existing plan, you also must complete the enclosed Stein Roe & Farnham Defined Contribution Plan Asset Transfer Form.

Eligibility (Section III)
Employees who meet the eligibility requirements on the Effective Date will become Participants immediately. All other employees who become Participants on the earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year on or after they meet the eligibility requirements which you select in this section.

Credited Service (Section IV)
A. For purposes of calculating eligibility and vesting service, a minimum of 1,000 Hours of Service per Plan Year is required unless you elect a lesser amount.

B. To determine Hours of Service, you must keep records of actual hours worked unless you elect one of the Service Equivalency methods numbered 2 through 5.

Compensation (Section V)
Compensation means W-2 earnings (or, in the case of a self-employed person, Earned Income) up to $209,200 for 1990 (as adjusted from time to time under the Code) actually paid during the Plan Year unless you elect to include Employer Contributions made pursuant to a salary reduction agreement.

Contributions (Section VI - Money Purchase Pension Plan)
Allocation of Employer Contributions (Section VII - Profit-Sharing
Plan)

A. The law requires an employer to contribute a minimum amount each year for each Participant who is not a Key Employee as more fully explained in this section and Section 5.2 of the Plan. Social security contributions may not be considered in calculating this minimum allocation.

B. This section permits you to integrate Employer Contributions with social security contributions. If a plan is integrated, higher-paid Participants earning compensation over the compensation level you select will receive a proportionately larger share of Employer Contributions than Participants earning compensation under the compensation level you select because social security contributions by an employer are considered in the calculation process. For a more complete explanation of the integrated plan contribution method, please see Section 2.19, 2.22, 2.23, 2.35, 5.3, and 5.4 of the Plan.

Contribution Eligibility (Section VI.D - Money Purchase Pension Plan;
Section VII.C - Profit-Sharing Plan)

A Participant is entitled to share in Employer Contributions for the Plan Year in which he retires, dies, or becomes totally and permanently disabled. However, if he terminates employment for any other reason, this section permits you to elect not to make an Employer Contribution on his behalf if he is not employed on the last day of the Plan Year and he worked 500 Hours of Service or less during the Plan Year. The Hours of Service required for an Employer Contribution must exceed 500 hours unless you specify a lesser number in the blank.

Allocation Limitations (Section X - Money Purchase Pension Plan; Section XI - Profit-Sharing Plan)

Complete this section only if you maintain tax-qualified plans in addition to the SteinRoe Plans.

This section describes how contributions or benefits are eliminated or reduced in any year in which the aggregate contributions or benefits for any Participant total more than the permitted limit for a Participant covered by plans in addition to one or both of the SteinRoe Plans.
Since these provisions are highly technical and must be coordinated with similar provisions in your other plans (to assure that the entire excess amount of contributions and benefits, if any, is eliminated), we suggest you discuss this matter with your legal adviser. You also should consider whether you should include special or additional provisions to satisfy the legal requirements for multiple plans.

Administration (Section XI - Money Purchase Pension Plan; Section XII - Profit-Sharing Plan)

A. This section requires you to designate plan administrator. The plan administrator is responsible for interpreting the provisions of your plan and deciding all questions relating to your plan. Neither SteinRoe Services Inc., Stein Roe & Farnham Incorporated, nor the SteinRoe Mutual Funds may be designated as plan administrator. If you fail to designate a plan administrator, the plan administrator will be the employer.

B. "Named Fiduciaries" are persons, in addition to the plan administrator, who are responsible for controlling and managing the operation and administration of your plan. Neither SteinRoe Services Inc., Stein Roe & Farnham Incorporated, nor the SteinRoe Mutual Funds may be designated as named Fiduciaries.

Trustee (Section XII - Money Purchase Pension Plan; Section XIII - Profit-Sharing Plan)

The SteinRoe Plans permit you to select your own trustee or co-trustees whose duties are outlined in the Trust Agreement accompanying the Plans. You may select one or more individuals, or a corporation, partnership or other organization which is authorized to exercise trust powers. However, neither SteinRoe Services Inc., Stein Roe & Farnham Incorporated, nor the SteinRoe Mutual Funds may act as trustee of your plan. Also, generally an employer that is a corporation or partnership may not act as trustee. However, officers of a corporation or members of its board of directors and members of a partnership may do so. The trustee(s) you select must sign the Adoption Agreement in this section.

Employer Signature (Section XIII - Money Purchase Pension Plan; Section XIV - Profit-Sharing Plan)

Both the employer and each affiliated employer should date and sign the Adoption Agreement in this section. If an affiliated employer does not adopt the Plan, contributions still must be made on behalf of its employees but they will not be deductible.

Bonding Requirements

Under ERISA, each fiduciary (other than certain exempt corporate fiduciaries) of a tax-qualified retirement plan (and every other person who handles the plan assets) must be bonded by a corporate surety company authorized to issue federal surety bonds by the Secretary of the Treasury. A surety bond protects the plan against loss through fraud or dishonesty on the part of the fiduciary. Generally, the amount of the bond must be the greater of $1,000 or 10% of a plan's assets.

The plan administrator and trustee of your plan are fiduciaries. In addition, depending on your individual facts and circumstances, you may have other fiduciaries. We suggest you check with your legal adviser as to the fiduciaries who should be bonded under your plan and the appropriate form and amount of bond you should obtain.

10618 1190

           STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLAN
                        MODEL RESOLUTIONS
                    (For Corporations Only)

===================================================================
INSTRUCTIONS: Your board of directors must adopt resolutions authorizing the adoption of your Plan on or before the end of your corporation's taxable year. These model resolutions may be used if your bylaws permit resolutions to be adopted without a meeting. Resolution 1 should only be used if you are amending an existing plan to become the Plan. Resolution 3 should only be used if you wish to specify a Limitation Year under Plan Sections 6.4 and 6.5(i) other than your Plan Year. The resolution(s) should be signed by each director and returned with your Adoption Agreement. You should also retain a copy of your resolution(s) and Adoption Agreement with your corporate records.

                            *  *  *  *

We, the undersigned, being all of the directors of ______________
_______________________________________________________________,
in lieu of holding a meeting on the date hereof, hereby consent to the adoption of, and adopt, the following resolutions:

[ ] 1.  RESOLVED, that the ______________________ is hereby amended
                          (Name of present plan)
by the action taken pursuant to the following resolution(s):

    2. RESOLVED, that the Stein Roe & Farnham Paired Prototype Defined Contribution Plan and its related Trust Agreement be and hereby are adopted in the form and with those elections as indicated in the attached Adoption Agreement and that the officers of this corporation be and hereby are authorized and directed to execute the Adoption Agreement and to do such other acts and execute such other documents as may be necessary or desirable to establish and implement the Plan and Trust.

[ ] 3. RESOLVED, that the "Limitation Year" of this corporation and all commonly controlled corporations, trades, or businesses adopting the Plan and Trust for purposes of Internal Revenue Code section 415 shall be the consecutive 12-month period beginning ______________ and ending
______________.
(Month and day)          (Month and day)


Date: ________________    Directors:

                         ______________________________________
                                       (signature)
(SEAL)
                         ______________________________________
                                       (signature)

                         ______________________________________
                                       (signature)

                         ______________________________________
                                       (signature)

10621   1190

PARTICIPANT ALLOCATION FORM
STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLANS
=================================================================

Complete the participant investment information listed below and return this form along with your check made payable to SteinRoe Services Inc. to: Stein Roe Mutual Funds, P.O. Box 804058, Chicago, Illinois 60680,
Attention: Stein Roe Retirement Plan Department. If you have any questions, please call us at 1-800-405-5070.

A list of the Stein Roe Funds available for investment can be found in this kit. If this is your initial investment, you must return this form with your Adoption Agreement. Payment of the plan set-up fee ($50 per plan) must be made at the time of your initial investment.

If establishing both a Money Purchase Pension and Profit Sharing Plan, use separate Participant Investment Forms for each.

-----------------------------------------------------------------

SECTION I - GENERAL INFORMATION

Employer Name: ____________________________ EIN: __________________

Note: Your Trustee should apply to the IRS on IRS Form SS-4 for a separate Tax I.D. number for your trust.

Employer Address: ________________________________________________

                  ________________________________________________
                  City                     State              Zip

Telephone: ______________________

Type of Plan (Check one):
                [ ] Money Purchase Pension      [ ] Profit-Sharing


SECTION II - PARTICIPANT INVESTMENT AND FUND ALLOCATION

1.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

2.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

3.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

4.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

5.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

6.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

7.  Participant Name _______________
                                               Fund*        $ Amt.
    Social Security No. ____________           Name         By Fund
                                         --------------------------
    Address: _______________________

    ________________________________
    City             State       Zip

    Participant is (Check one):  [ ] Employee    [ ] Owner

*If no Fund is specified, contributions will be invested in Stein Roe Government Reserves, a money market fund.
-------------------------------------------------------------------

I, the Plan Administrator, certify that the investment instructions indicated on this form represent each participant's election(s) as relayed to me by each participant for the listed contribution.


X____________________________________    __________________________
            Signature                              Date

ASSET TRANSFER FORM
STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLANS
==================================================================

Instructions: To transfer assets held under another tax-qualified plan to your Stein Roe & Farnham Defined Contribution Plan, complete and return this form to Stein Roe Mutual Funds, P.O. Box 804058, Chicago, Illinois 60680-4058, Attention: SteinRoe Services Inc. If you need to establish your Stein Roe Plan, also complete and attach the appropriate Adoption Agreement. If you already have established your Stein Roe Plan, you must attach a copy of your Adoption Agreement, and notify the IRS that you are merging your plans by filing Form 5310 with the IRS 30 days in advance of your merger. If you have questions about Form 5310, please contact your legal adviser. If you have questions about this form or the Stein Roe Plan, please call a Retirement Plan Representative toll-free at 1-800-405-5070.

I. STEIN ROE PLAN (If this is a new plan, enter "New" in place of the name and attach your Adoption Agreement.)

   Name of Plan ____________________________________________

   Type of Plan (Check one):
            [ ] Profit Sharing      [ ] Money Purchase Pension

   Employer's Name __________________________  Phone _____________

   Trustee's Name ___________________________  Phone _____________

   Trustee's Address _____________________________________________

II.  PRIOR PLAN

   Name of Plan ____________________________________________

   Trustee's Name ___________________________  Phone _____________

   Trustee's Address _____________________________________________

Did the IRS issue a favorable opinion/determination letter on your Prior
Plan?

   [ ] Yes   [ ] No

III.  ASSET TRANSFER (Check and complete one.)

[ ] A. Asset Transfer by Plan Amendment. Effective ________, 19__, the Employer amended and restated the Prior Plan to be the Stein Roe Plan as set forth in the attached Adoption
       Agreement.

[ ] B. Asset Transfer by Plan Merger. Effective ___________, 19__, the Employer adopted the Stein Roe Plan attached hereto. By executing this form and by all other necessary and proper acts as may be required of the Employer, the Employer hereby merges the Prior Plan into the Stein Roe Plan.

Employer and Trustee of the Stein Roe Plan hereby authorize and direct SteinRoe Services Inc. to forward a signed copy of this form to the Trustee of the Prior Plan or, if none, the holder of annuity contracts or other contracts issued by an insurance company (the "contract holder") which shall serve as their direction to liquidate all Prior Plan holdings and forward a check for the proceeds made payable and addressed to SteinRoe Services Inc. for investment in the Stein Roe Mutual Funds specified on the reverse side of this form. The trustee/contract holder of the Prior Plan is hereby authorized and directed to do that which is necessary under the Prior Plan and applicable law to effectuate a direct transfer of funds from the Prior Plan to the Stein Roe Plan without said funds being made available to any participant or beneficiary or to the Employer. Employer hereby warrants that the amendment merger of the Prior Plan is permitted under applicable law, that all assets transferred qualify for transfer under both the Stein Roe Plan and the Prior Plan, and that all acts required thereunder have been or will be timely performed, including the filing of Form 5310 with the IRS, if required.

IV. ASSET TRANSFER INFORMATION (Complete for each participant for whom assets are being transferred. Use additional sheets if necessary. If asset type is not specified, assets will be treated as deductible Employer Contributions for all purposes. Rollovers must qualify under
Article 4 of the Stein Roe Plan.)

PARTICIPANTS'
NAMES         (1) ______________ (2) ____________ (3) _____________
A. Employer
   Contributions
   (a) Current
       year      $______________    $____________    $_____________
   (b) Prior
       years     $______________    $____________    $_____________

Sole proprietorship/Partnership Plans only: Amounts attributable to Pre-1984 Owner-Employee Contributions
                ($______________)  ($____________)  ($____________)
   (c) Sub-Total $______________    $____________    $_____________

B. Non-deductible
   Voluntary
   Contributions $______________    $____________    $_____________
C. Rollover
   Contributions $______________    $____________    $_____________

D. Total         $______________    $____________    $_____________

V. INVESTMENTS (If no Fund is specified, assets will be invested in Stein Roe Government Reserves Fund, a money market fund. If a new account is being opened, enter "New" under "Account No." Identify contribution type with appropriate symbol after "Contribution Amount":
Employer (E); Voluntary (V); Rollover (R); or other Transfer (T).)

Fund Name                                Code
Stein Roe Balanced Fund                  (31)
Stein Roe Growth Stock Fund              (32)
Stein Roe Capital Opportunities Fund     (33)
Stein Roe International Fund             (12)
Stein Roe Income Fund                    (09)
Stein Roe Government Income Fund         (10)
Stein Roe Intermediate Bond Fund         (35)
Stein Roe Cash Reserves Fund             (36)
Stein Roe Special Fund                   (34)
Stein Roe Government Reserves Fund       (39)
Stein Roe Growth & Income Fund           (11)

                                                           Contri-
                                         Fund   Account    bution
Participant's Name  Social Security No.  Code   Number     Amount
-------------------------------------------------------------------
1. _______________  ___________________  ____   _________  $_______
2. _______________  ___________________  ____   _________  $_______
3. _______________  ___________________  ____   _________  $_______
                                                     TOTAL $
                                                            =======

VI. SIGNATURES (Participants' signatures are required if proceeds transferred include their voluntary contributions.)

A.  Plan Administrator: ______________________________  _________
                                 (Signature)             (Date)

B.  Plan Trustee: ____________________________________  _________
                                 (Signature)             (Date)

C.  Employer: ________________________________________  _________
                      (Signature & Title)                (Date)

D.  Participants: 1. _________________________________  ________
                                                         (Date)

                  2. _________________________________  ________
                                                         (Date)

                  3. _________________________________  ________
                                                         (Date)

VII.  SIGNATURE GUARANTEE

       ________________________________________________
                   (Name of Institution)

       ________________________________________________
                   (Signature & Title)

          STEIN ROE & FARNHAM DEFINED CONTRIBUTION PLAN
                  BENEFICIARY DESIGNATION FORM
                      (Please Print of Type)
===================================================================

INSTRUCTIONS: To designate a Beneficiary to receive your death benefits under the Plan, complete and file this form with your Plan
Administrator. Before competing the form, please read Sections 11.5 through 11.8 of the Plan and the reverse side. If you have any questions, please call a shareholder representative toll free at (800) 338-2550.

I.  GENERAL.
      Name of Plan: ____________________________________________
      Employer's Name ____________________ Phone: (___) ________
      Address : ________________________________________________
                                 (Street)
      __________________________________________________________
            (City)            (State)                (Zip)

      Participant's Name: ________________ Phone: (___) ________
                                           (During Business Hours)
      Address : ________________________________________________
                                 (Street)
      __________________________________________________________
            (City)            (State)                (Zip)
      Social Security No.: _____________________________________
      Date of Birth: _________ Sex: ____ Marital Status: ______ If married, Spouse's Name: _______________________________
      Date of Birth: _______________ Social Security No.: ______

II.  BENEFICIARY DESIGNATION.
Subject to certain rights your surviving spouse (if any) has to your death benefits (explained in General Provision 9 on the reverse side), your death benefits will be paid to your estate unless you dsignate a Beneficiary on this form. If you are receiving benefits in the form of installments at the time of your death, your death benefits will continue to be paid to your Beneficiary(ies) under the same method. Notwithstanding any Beneficiary designation you make on this form, if you are receiving installments at the time of your death payable over a period based on a joint and last survivor life expectancy of you and a Beneficiary you designated at the time you elected installment payments, your death benefits will be paid to that Beneficiary if he or she survives you. If you are receiving benefits in the form of an annuity at the time of your death, the terms of your annuity contract shall govern the payment of your death benefits. If you are not receiving benefits at the time of your death, your death benefits will be distributed as your Beneficiary(ies) direct in accordance with Plan
Section 11.5(c). Payment of your death benefits will commence as soon as practicable after your death unless your Beneficiary(ies) elect to delay distribution as permitted under Plan Section 11.5(c).

I hereby revoke all prior designations of Beneficiaries and designate the following Beneficiary(ies) to receive my death benefits:

   NAME &                    DISTRIBUTION  SOCIAL SECURITY   BIRTH
RELATIONSHIP       ADDRESS     PERCENT      OR TAX ID NO.     DATE
------------       -------   ------------  ---------------   -----
A. Primary Beneficiary(ies).
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
B. Contingent Beneficiary(ies).
__________________________________________________________________
__________________________________________________________________
__________________________________________________________________
C. Minor Beneficiary. (If Beneficiary is a minor, please specify custodian to whom death benefits should be paid.) If
_____________ is a minor at the time of my death, I hereby desig-
(Beneficiary)
nate __________ as custodian under _______________________________
    (Custodian)                State where minor/custodian resides) the
Uniform Gifts (Transfers) to Minors Act to receive said beneficiary's interest.

III. SIGNATURES.
     A. Participant: If I am married, by signing below, I acknowledge that I understand General Provision 9 on the reverse side. General provision 9 explains that my spouse has the right to a certain portion of my death benefits payable in the form of a Qualified Survivor Annuity. I also understand that if I am at least age 35 (or if applicable regulations otherwise permit) I may waive the Qualified Survivor Annuity by checking the following box provided my spouse consents thereto by signing below and having his or her signature notarized. [ ]

     SIGNATURE: ________________________________ DATE: ____________

     B. Participant's Spouse. (Only required if you are married and waiving the Qualified Survivor Annuity.)
     I hereby consent to the elections made by my spouse on this form, including waiver of the distribution of his or her death benefits in the form of a Qualified Survivor Annuity, which form of distribution gives me the right to a certain portion of his or her death benefits under the Plan payable to me in the form of a nontransferable life annuity. I understand that by signing below I am giving up this right which may result in my not receiving any of his or her death benefits under the Plan. I also understand that I am not required to sign below and that my consent is irrevocable. Unless the following box is checked, I further consent to any future changes my spouse makes to his or her elections on this form, including a change in a designated Beneficiary and understand that by so doing I am giving up my right to limit my consent to the specific elections made on this form. [ ]

     SIGNATURE: ________________________________ DATE: ____________

Subscribed and sworn to before me this _____ day of _____________, 19__
                                  _________________________________
                                          (Notary Public)
  (SEAL)                          My Commission Expires: __________

PSIMPP (1190)

                          GENERAL PROVISIONS
                          ==================

1. In order for death benefit designations you make on the front of this form to be effective, this form must be filed with your Plan
Administrator prior to your death.

2. Notwithstanding any other provision of the Plan or this form to the contrary, if your surviving spouse is your Beneficiary and he or she elects to receive your death benefits in the form of installment payments as provided in Plan Section 11.9(a)(iv) and then dies before payments commence, your death benefits will be distributed in accordance with Plan Section 11.9 as if your spouse were a Participant.

3.  Trust Beneficiary(ies).
    (a) If you name a trust as Beneficiary, the trustee of that trust must be qualified to act at the time each payment to the trust becomes due (subject to the terms of (b) and (c) below).
    (b) If no qualified trustee claims the portion of your death benefit payable to the trust within 18 months after your death, or if, within that period, it is established to the satisfaction of your Plan Trustee that no trustee can or will qualify to receive such amounts, such amounts shall be paid as provided for in General Provision 4 below.
    (c) If any payment would otherwise be made to the trustee(s) of a trust which has terminated, such payment and any and all later payments shall be made to the beneficiaries who received the principal of such trust upon its termination and in the same proportions as through such trust had terminated on the date of each such payment.

4. Except to the extent otherwise expressly provided on the front of this form, and subject to General Provision 3(c) above, your death benefits:
    (a) shall be paid in equal shares to your surviving Primary Beneficiaries who are living at the time each such payment becomes due.
    (b) if there is no surviving Primary Beneficiary at the time a payment becomes due, the payment shall be paid in equal shares to the Surviving Contingent Beneficiaries at the time each such payment becomes due; and
    (c) if there is no Surviving Beneficiary to receive any amount which becomes payable, such amount shall be paid to the executor or administrator of your estate.

5. Neither the Plan nor the persons administering the Plan shall be responsible for any failure of a trustee, executor or administrator to perform the duties of trustee, executor or administrator, nor for the application or disposition of any money paid to a trustee, executor or administrator or trust beneficiary, and any money so paid shall fully discharge the Plan and such persons for the amounts so paid.

6. The Plan and the persons administering the Plan shall be fully discharged from all liability to any and all persons claiming under the Plan in relying on evidence provided by affidavit or otherwise as shall be satisfactory to persons administering the Plan in deterimining the existence of any trust, the identity and qualifications of any trustee(s), or any other questions of fact relative to payments due under this Plan, and in making payment either to the trustee(s), any beneficiary of a trust, or the executors or administrators of your estate, as the case may be.

7. If any person to whom all or a portion of your death benefits is payable is a minor and if either (i) you have not designated a person to receive the minor's interest on behalf of such minor as Custodian under the Illinois Uniform Transfers Act or similar statute, or (ii) the person you designated refuses or is unable to act, your Plan Trustee may in its sole discretion:
    (a) distribute the interest to the legal guardian of such minor; or
    (b) designate an adult member of the minor's family, guardian or a trust company (including your Plan Trustee), as those terms are defined in the Illinois Transfers Act, or similar statute, and distribute such minor's interest to the person so designated.

8. The terms, provisions and limitations of the Plan and related Trust Agreement and any amendments thereto are controlling over these General Provisions and shall always govern all rights of you and your Beneficiary(ies) and all persons claiming under, by or through them, or any of them.

9.  Explanation of Qualified Survivor Annuity.
If you die while you are married and before payment of your benefits has commenced, the law requires 50% of your death benefits to be paid to your surviving spouse in the form of a nontransferable life annuity ("Qualified Survivor Annuity") unless you waive this requirement. However, if you waive this requirement, your spouse may not receive any of your death benefits.

    The amount of the annuity payments to your surviving spouse will depend on the amount used to purchase the annuity and the annuity purchase rate charged by the insurance company issuing the annuity. The annuity will be purchased by your Plan Trustee from an insurance company which it selects.

    You may waive the Qualified Survivor Annuity at any time beginning after the first day of the Plan Year during which you reach age 35 by checking the box in Part III.A of this form provided your spouse consents to your waiver by also signing in Part III.B and has his or her signature notarized.

    If you waive the Qualified Survivor Annuity, you may revoke your waiver at any time before the earlier of your death or the date your benefits commence. If you waive the Qualified Survivor Annuity and your spouse consents thereto and you subsequently marry a different person, your waiver will become void unless your new spouse consents thereto in the same manner.

10. If any installment payment is less than a minimum amount that may be established from time to time by Stein Roe & Farnham Incorporated or the persons administering the Plan, then, at the option of any of them, such installments may be paid less frequently. If the balance in the account is less than $3,500 on the date installments are to commence, the total balance shall be paid in a lump sum distribution in kind to the person then entitled to receive such payments, the contingent interest of any other person notwithstanding.

11. Notwithstanding any benefit distribution provision of the Plan or any benefit distribution election by a Participant, all benefit distributions are subject to the qualified domestic relations order provisions of section 414(p) of the Internal Revenue Code.

STEIN ROE & FARNHAM PROFIT SHARING

ADOPTION AGREEMENT #001

This is the Adoption Agreement for the Stein Roe & Farnham Profit Sharing Plan (Prototype Paired Defined Contribution Plan #001). The Plan is a prototype profit sharing plan designed to be adopted either singly or in combination with the Stein Roe & Farnham Money Purchase Pension Plan (Prototype Paired Defined Contribution Plan #002). Please refer to the Checklist for Establishing Your Plan and the Instructions for Completing Your Adoption Agreement. You may also wish to consult with your tax and legal advisors before executing your Adoption Agreement. Failure to properly complete your Adoption Agreement may result in disqualification of your Plan.

-----------------------------------------------------------

The Employer hereby establishes a profit sharing plan and a trust upon the respective terms and conditions contained in the Prototype Paired Defined Contribution Plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such Trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan and the Trust Agreement shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date. The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

-----------------------------------------------------------
I.  SPONSOR DATA

A.  Sponsor:  Stein Roe & Farnham Incorporated.

B.  Address:  P.O. Box 804058, Chicago, Illinois  60680-4058,
    Attention:  Retirement Plan Department

C.  Telephone:  (800) 338-2550.

D. Sponsor of the Plan shall be Stein Roe & Farnham Incorporated, or such other person qualified to act as Sponsor as from time to time shall be designated by Stein Roe & Farnham Incorporated on 30 days' written notice to the Employer. If the Sponsor shall determine that it is no longer desirable for it to act as Sponsor of this prototype plan, it may resign as Sponsor and relieve itself of any further responsibilities by giving the Employer 30 days' prior written notice by certified or registered mail, return receipt requested, postage prepaid. Employer agrees to indemnify and hold harmless the Sponsor and each of its officers, agents and employees against all claims, liabilities, fines and penalties and expenses reasonably incurred by or imposed upon it (including but not limited to reasonable attorneys' fees) which arise as a result of Employer's or Trustee's actions or failure to act in connection with the operation and administration of the Plan.

-----------------------------------------------------------
II.  EMPLOYER DATA

A.  _________________________________________________________
    Name of Employer and Employer Identification Number (EIN)
B.  _________________________________________________________
    Street Address
    _________________________________________________________
    City                          State           Zip Code
C.  _________________ D._________________________  E.__________
    Telephone Number  Employer's Taxable Year End  Plan Year End

F.  The Employer is:
    [ ] a corporate entity
    [ ] a non-corporate entity (e.g., self-employed person)
    [ ] a corporation electing to be taxed under Subchapter S

G.  _________________________
    Effective Date (should be first day of the Plan Year)

H.  If this is an amendment of an existing plan, complete the following:
    ________________________________________________________
    Name of Prior Plan
    _____________________________________   _______________
    Effective Date of Amendment             Effective Date
    (Should be the first day of the Plan    of Prior Plan
    Year of amendment)

I.  _______________________________________________________
Limitation Year End (if different from E above)

-----------------------------------------------------------
III.  ELIGIBILITY
A. Employees shall be eligible to participate in the Plan upon completion of the eligibility requirements (Plan Section
    3.1; complete 1 and 2):

    1. Years of Service. The Employee must complete (check one):
         [ ] One Year of Service.
         [ ] ____ Years of Service. (You can require less or more than one Year of Service, but not more than two (2). If you select more than one Year of Service, the Employee must be one hundred percent (100%) vested once he becomes eligible, and you must select vesting schedule B in Section IX of this Adoption Agreement. If the Year of Service is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service (Section IV.A of this Adoption Agreement) to receive credit for such fractional year.)

    2. Age. The Employee has attained age ____ (not greater than age 21).

B. All Employees will be eligible to participate in the Plan with the exception of the following (Plan Section 3.1; check one or both, if applicable):

    1. [ ] Union Employees. (Employees included in a unit covered by a collective bargaining agreement between the Employer and Employee representatives (as defined in Section 3.1(b)(i) of the Plan), if retirement benefits were the subject of good faith bargaining.)
    2. [ ] Nonresident Aliens. (Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.)

Note: For purposes of this Section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under Sections 414(b), (c), (m), or (o) of the Internal Revenue Code and individuals who are Leased Employees required to be considered Employees of any such employer under Section 414(n) or (o) of the Code. If you or your family own an interest in one or more trades or businesses or lease employees from another trade or business, employees of that trade or business may have to be considered Employees eligible to participate in the Plan and you should discuss the matter with your legal advisor.

-----------------------------------------------------------
IV.  CREDITED SERVICE

A.  The Plan provides that a Year of Service requires at least
    1,000 hours during any Plan Year. If a lower number of hours is desired, state the number here: _____ (Plan Section
    2.42.)

B. The Plan permits Hours of Service to be determined by the use of Service Equivalencies under one of the methods selected below. (Plan Section 2.19; check one.)

    1. [ ] On the basis of actual hours for which an Employee is paid or entitled to payment.
    2. [ ] On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under
           Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
    3. [ ] On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
    4. [ ] On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
    5. [ ] On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

C.  Service with predecessor employer.  (Plan Sections 3.3 and
    8.5; choose 1 or 2.)
    1. [ ] No credit will be given for service with a predecessor employer.
    2. [ ] Credit will be given for service with the following predecessor employer(s):

Note: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

-----------------------------------------------------------
V.  COMPENSATION

A.  Compensation (Plan Section 2.7; choose 1 or 2):

    1. [ ] shall include
    - or -
    2. [ ] shall not include

    Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

B.  The effective date of the election in A above shall be
    _______________________________________________________
    (not earlier than the first day of the first Plan Year beginning after 1986).

-----------------------------------------------------------
VI.  CONTRIBUTIONS

Profit Sharing Plan Formula.  (Plan Section 4.1(b); choose A or
B.)

A. [ ] Discretionary pursuant to Employer resolution. If no resolution is adopted, then _______% of Participants' compensation, not to exceed current and accumulated Net
       Profits.

B. [ ] _______% of Participants' compensation, plus discretionary amount, if any, by Employer resolution, not to exceed current and accumulated Net Profits.

Note: Each of these formulas is subject to maximum limitations on contributions as provided in the Plan and the Internal Revenue Code. In no event may the Employer Contribution exceed 15% of the aggregate compensation of all Participants for the year, plus up to 10% credit carryover in certain circumstances. Additional limitations are included in the Plan where the Employer also has another qualified retirement plan. An individual Participant's limit on contributions and forfeitures per year is generally the lesser of 25% of compensation or $30,000.

-----------------------------------------------------------
VII.  ALLOCATION OF EMPLOYER CONTRIBUTIONS

A.  Minimum Allocation.  (Plan Section 5.2.)

    Participants who are eligible to receive the minimum allocation provided by Section 5.2 of the Plan shall receive a minimum allocation of contributions and forfeitures under this Plan equal to 3% of compensation, or if lesser, but only for integrated plans, the largest percentage of compensation allocated on behalf of any Key Employee for the Plan Year. If the Employer maintains a defined benefit plan which is required to provide a minimum benefit to each Non-Key Employee, the defined benefit minimum for any Non-Key Employee covered by both the defined benefit plan and this Plan may be offset by contributions made to this Plan provided the defined benefit plan so permits. If the Participant also participates in the Stein Roe & Farnham Money Purchase Pension Plan, the required minimum allocation must be made under the Money Purchase Pension Plan.

B.  Formula.  (Plan Section 5.3(b); choose 1 or 2.)

    1. [ ] Non-Integrated Plan. Employer contributions shall be allocated to the accounts of all eligible
           Participants prorated upon compensation.

    2. [ ] Integrated Plan. Employer contributions and forfeitures in excess of those allocated under A above shall be integrated with Social Security and allocated in accordance with the provisions of Plan
           Section 5.3(b). The Plan's Integration Level shall be (choose (a), (b) or (c)):

           (a) [ ] Taxable Wage Base. (The maximum amount considered as wages for such year under
                   Section 3121(a)(1) of the Internal Revenue
                   Code (the Social Security Taxable Wage Base) as of the beginning of the Plan Year.)
                     -or-
           (b) [ ] $_______ (a dollar amount not to exceed the Taxable Wage Base).
                     -or-
           (c) [ ] _____% of the Taxable Wage Base (not to exceed 100%).

Note: If you maintain any other plan in addition to this Plan, only one plan may be integrated with Social Security.

C.    Contribution Eligibility.  (Plan Section 4.1(c).)
      The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

      [ ] Participants who terminate employment during the Plan
          Year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire, or become
          Totally and Permanently Disabled).   If a lesser
          number of hours than 500 is desired, state the number here:

-----------------------------------------------------------
VIII.   DISTRIBUTIONS

Normal Retirement Age.  (Plan Section 2.26; choose A and/or B.)

A. [ ] The date a Participant reaches age ____ (not more than 65
       or less than 55).   If no age is indicated, Normal
       Retirement Age shall be 65.

B. [ ] The later of age _____ (not more than 65) or the _____ (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

-----------------------------------------------------------
IX.  VESTING

Employer Contributions will become vested if the Participant terminates employment for any reasons other than retirement, death, or disability pursuant to the following schedule. (Plan
Section 8.3; choose A, B, C, or D.) If a service requirement greater than 1 year is chosen for eligibility in Section III.A.1 of this Adoption Agreement, vesting Schedule B must be chosen.

A.  [ ]  Years of Service    Vested Percentage
         ----------------    -----------------
         1 year                     0%
         2 years                   20%
         3 years                   40%
         4 years                   60%
         5 years                   80%
         6 or more years          100%

B. [ ] 100 percent vesting immediately after satisfaction of the eligibility requirements.

C. [ ] 100 percent vesting after ______ (not to exceed 3) years of service.

D.[ ] Years of Service    Vested Percentage
      ----------------    ----------------------------
         1 year            ______%
         2 years           ______% (not less than 20%)
         3 years           ______% (not less than 40%)
         4 years           ______% (not less than 60%)
         5 years           ______% (not less than 80%)
         6 years           100%

Note: If vesting Schedule D is chosen, the vesting percentages inserted must be at least as rapid as one of the above vesting schedules at all points in time.

-----------------------------------------------------------
X.  INVESTMENTS

Each Participant shall be solely responsible for the investment of his Account to the extent Invested in the Investment Companies by giving such directions to the Plan Administrator who will transmit them to the Trustee. The Trustee shall then transmit the directions to SteinRoe Services Inc., transfer agent for the Investment Companies. All investments shall be subject to the restrictions and limitations set forth below and in the Stein Roe & Farnham Prototype Paired Defined Contribution Plan Contribution Allocation Form. No other investment restrictions or limitations shall be imposed by the Plan Sponsor.

A. Investment Companies. Each Participant's Account shall be invested in the Investment Companies listed below and such additional Investment Companies as may be made available from time to time by Stein Roe & Farnham Incorporated; provided, however, that no such Investment Company shall be available to a Participant for investment unless and until the Investment Company is registered for sale with the Securities and Exchange Commission and the relevant regulatory authority in the state in which the Participant permanently resides. If no Investment Company is specified for all or a portion of Trust assets, said assets shall be invested in Stein Roe Cash Reserves Fund. Investments in the Investment Companies are subject to the terms and conditions set forth in the Investment Companies' Prospectuses and Statements of Additional Information.

          Stein Roe Cash Reserves Fund
          Stein Roe Intermediate Bond Fund
          Stein Roe Income Fund
          Stein Roe Balanced Fund
          Stein Roe Emerging Markets Fund
          Stein Roe High Yield Fund
          Stein Roe Growth Opportunities Fund
          Stein Roe Growth & Income Fund
          Stein Roe Growth Stock Fund
          Stein Roe Special Fund
          Stein Roe Capital Opportunities Fund
          Stein Roe International Fund
          Stein Roe Special Venture Fund
          Stein Roe Young Investor Fund

B. Other Investments of Trust Assets. (Optional.) You may elect to permit Trust assets to be invested in vehicles other than the Investment Companies provided at least 75% of the Trust assets are invested in the Investment Companies and/or are subject to an investment advisory agreement between Stein Roe & Farnham Incorporated and either one or more Participants, or the Trustee, and further provided that this 75% limitation may be waived or reduced by Stein Roe & Farnham Incorporated. The Employer and Trustee are responsible for establishing uniform and non-discriminatory rules with respect to Other Investments. If you wish to permit Other Investments, check the following box and indicate the percentage of Trust assets to be so invested in the blank. If the box is checked but no percentage is entered or a percentage greater than 25% is entered in the blank, the percentage shall be deemed to be 25%.

    [ ] In addition to Investments in the Investment Companies, up to ____% of the Trust assets may be invested in Other
        Investments in accordance with such terms and conditions as the Employer and the Trustee shall agree.

C. Telephone Exchange Privilege. (This Privilege permits the Trustee to redeem shares with a value of not less than $1,000 in one Investment Company by telephone and automatically apply the proceeds to purchase shares of another Investment Company subject to the terms and conditions described below and in each Investment Company's Prospectus as in effect from time to time. The Privilege automatically applies to all Participant Accounts unless you elect to decline the Privilege by checking the box.)

    [ ] I do not want the Telephone Exchange Privilege.

    The Privilege authorizes any Investment Company and its transfer agent, each as the Trustee's attorney-in-fact, to honor any telephonic requests, whether from the Trustee or any other person, to redeem shares owned by the Trust in the Investment Company and to direct the purchase with the proceeds of shares of any of the other Investment Companies available under the Privilege. Neither the Investment Company nor its transfer agent, nor their officers, directors or trustees, agents or employees shall be liable for any loss, liability, cost or expense for acting upon such requests. The certification, authorization, appointments and restrictions herein shall continue until five (5) business days after any Investment Company, the Shares of which are held under the Plan, and its transfer agent receive written notice from the Trustee of any change thereof, which change, with the exception of termination, will require a signature guarantee. Telephone Exchanges generally are limited to four round-trips per year (a round-trip being an exchange from one Investment Company to another and back). Each Investment Company or its transfer agent may suspend, limit or terminate the Privilege without notice to the Trustee. Each Investment Company and its transfer agent is further authorized to record telephone instructions pursuant to this Privilege.

D. Valuations. Each Participant's Account invested in shares of the Investment Companies shall be valued each business day of the Investment Company as provided in the Prospectus and Statement of Additional Information of the Investment Company.

E. Contribution Restrictions. Contributions shall be subject to the following restrictions, unless waived or reduced by Stein Roe & Farnham Incorporated:

    1. Contributions by or on behalf of each Participant may only be invested in one Investment Company unless a minimum of $500 is invested in each.
    2. Each Employer Contribution shall be at least $50 and may be made as often as once each calendar month.
    3.  Each Rollover Contribution shall be at least $500.

F. Fees. Fees to the Sponsor shall be those fees as shall be established from time to time by the Sponsor. Unless the Employer by separate agreement agrees to pay fees hereunder directly, all fees shall be charged against each Participant's Accounts either by reduction of contributions into such Accounts or by redemption of shares of the Investment Companies held for such Accounts. In the event extraordinary services resulting from unusual administrative responsibilities not herein contemplated are required, additional extraordinary fees may be charged.

-----------------------------------------------------------
XI.  ALLOCATION LIMITATIONS

Complete this section only if you maintain or ever maintained another qualified plan (other than the Stein Roe & Farnham Money Purchase Pension Plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant. This section must also be completed if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

A. If a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (Plan Section 6.3; choose either 1 or 2):

    1.[ ] The provisions of Section 6.2 will apply as if the other plan were a master or prototype plan.

    2. [ ] On an attachment, provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.

B. If a Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, attach an explanation of the method under which the plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion. (Plan Section 6.4.)

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XII.  ADMINISTRATION

A.  The Plan Administrator of the Plan will be (Plan Sections
    2.30 and 13.4; choose 1,2,3, or 4):

    1. [ ] The Trustee.

    2. [ ] The Employer.

    3. [ ] An Individual Plan Administrator designated by the
           Employer:
           ___________________________________________________
           Name
           ___________________________________________________
           Business Address

    4. [ ] A Committee of two or more Employees designated by the Employer:

           Name           Title          Signature       Phone
           ___________________________________________________
           ___________________________________________________
           ___________________________________________________

Note: If no Plan Administrator has been designated or serving at any time, the Employer will be deemed the Plan Administrator.
  (Plan Section 13.4.)

B. Named Fiduciaries. The Plan Administrator (including all members of a committee, if a committee is named) is a Named
    Fiduciary for the Plan. If other persons are also to be Named Fiduciaries, their names and addresses are:

            Name                             Address
     _________________________________________________________
     _________________________________________________________

C. Powers. The Named Fiduciaries have all of the powers set forth in the Plan. If any powers or duties are to be allocated among them, or delegated to third parties, indicate below what the powers or duties are and to whom they are to be delegated. (Plan Section 13.3.)

     _________________________________________________________
     _________________________________________________________
     _________________________________________________________

D. Withholding. If the Employer has not elected to permit Trust assets to be invested in Other Investments in Section X.B hereof, the Plan Administrator hereby directs SteinRoe Services Inc., as transfer agent of the Investment Companies listed in Section X.A hereof and such additional Investment Companies as may be made available from time to time by Stein Roe & Farnham Incorporated, to withhold federal income tax from any designated distribution as defined in section 3405(d)(1) of the Internal Revenue Code, unless the recipient properly elects in writing not to have withholding apply, and hereby agrees to provide SteinRoe Services Inc. with such information as may be required by SteinRoe Services Inc. to withhold said tax.

-----------------------------------------------------------
XIII.  THE TRUSTEE

A. The Employer hereby appoints the following to serve as Trustee(s) (Plan Section 2.39; name one or more):

________________________________     _____________________________
Date                                 Name
________________________________     _____________________________
Witness                              Address
                                     _____________________________
                                     Signature

________________________________     _____________________________
Date                                 Name
________________________________     _____________________________
Witness                              Address
                                     _____________________________
                                     Signature

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XIV.   EMPLOYER SIGNATURE

The Employer acknowledges receipt of the current Prospectuses of the Investment Companies designated for investment under the Plan and represents that it has delivered copies thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant a copy of the then current Prospectuses of such Investment Companies.
 The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee(s). The right to reject this Adoption Agreement for any reason is reserved.

Note: This Adoption Agreement must be used only in conjunction with the basic Plan document #001. An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees as defined in Section 419A(d)(3)), or an individual medical account, as defined in Section 415(1)(2) of the Code, in addition to this Plan (other than the Stein Roe & Farnham Money Purchase Pension Plan) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue. The Adoption Agreement consists of 7 pages.

IN WITNESS WHEREOF, the Employer has caused this Adoption
Agreement to be executed by its duly authorized officers this _____ day of _________________, 19 _____.

Date _____________________     ______________________________
                                   Employer
(Corporate Seal)
                                 By: _________________________
                                     Signature

                                     _________________________
                                     Name

Attest: _____________________
                                     _________________________
                                     Title

10/97

            STEIN ROE & FARNHAM MONEY PURCHASE PENSION
                       ADOPTION AGREEMENT #002

This is the Adoption Agreement for the Stein Roe & Farnham Money Purchase Pension Plan (Prototype Paired Defined Contribution Plan #002). The Plan is a prototype money purchase pension plan designed to be adopted either singly or in combination with the Stein Roe & Farnham Profit Sharing Plan (Prototype Paired Defined Contribution Plan #001). Please refer to the Checklist for Establishing Your Plan and the Instructions for Completing Your Adoption Agreement. You may also wish to consult with your tax and legal advisers before executing your Adoption Agreement. Failure to properly complete your Adoption Agreement may result in disqualification of your Plan.

The Employer hereby establishes a money purchase pension plan and a trust upon the respective terms and conditions contained in the Prototype Paired Defined Contribution Plan (the "Plan") and the Trust Agreement annexed hereto and appoints as Trustee of such Trust the person(s) who have executed this Adoption Agreement evidencing their acceptance of such appointment. The Plan and the Trust Agreement shall be supplemented and modified by the terms and conditions contained in this Adoption Agreement and shall be effective on the Effective Date. The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

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I.  SPONSOR DATA

A.  Sponsor:  Stein Roe & Farnham Incorporated

B.  Address:  P.O. Box 804058, Chicago, Illinois  60680-4058,
    Attention:  Retirement Plan Department

C.  Telephone:   (800) 405-5070

D. Sponsor of the Plan shall be Stein Roe & Farnham Incorporated, or such other person qualified to act as Sponsor as from time to time shall be designated by Stein Roe & Farnham Incorporated on 30 days' written notice to the Employer. If the Sponsor shall determine that it is no longer desirable for it to act as Sponsor of this prototype plan, it may resign as Sponsor and relieve itself of any further responsibilities by giving the Employer 30 days' prior written notice by certified or registered mail, return receipt requested, postage prepaid. Employer agrees to indemnify and hold harmless the Sponsor and each of its officers, agents and employees against all claims, liabilities, fines and penalties and expenses reasonably incurred by or imposed upon it (including but not limited to reasonable attorneys' fees) which arise as a result of Employer's or trustee's actions or failure to act in connection with the operation and administration of the Plan.

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II.  EMPLOYER DATA

A. _____________________________________________________________

   Name of Employer and Employer Identification Number (EIN)
B. _____________________________________________________________

   Street Address
   _____________________________________________________________
   City                                   State       Zip Code

C.  ________________  D. _____________________   E. _______________
    Telephone Number    Employer's Taxable Year End Plan Year End

F.  The Employer is:
    [ ] a corporate entity
    [ ] a non-corporate entity (e.g., self-employed person)
    [ ] a corporation electing to be taxed under Subchapter S

G.  __________________________________
    Effective Date (Should be first day of the Plan Year)

H.  If this is an amendment of an existing plan, complete the following:
    ___________________________________________________________
    Name of Prior Plan

    ___________________________________________________________
    Effective Date of Amendment (Should be the first day of the
    Plan Year of amendment)
    ___________________________________________________________
    Effective Date of Prior Plan

I.  ___________________________________________________________
    Limitation Year End (if different from E above)

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III. ELIGIBILITY

A. Employees shall be eligible to participate in the Plan upon completion of the eligibility requirements (Plan Section 3.1; complete 1 and 2):
    1. Years of Service.  The Employee must complete (check one):
       [ ] One Year of Service.
       [ ] _____ Years of Service. (You can require less or more than one Year of Service, but not more than two (2). If you select more than one Year of Service, the Employee must be one hundred percent (100%) vested once he becomes eligible, and you must select vesting schedule B in Section VIII of this Adoption Agreement. If the Year of Service is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service (Section IV.A of this Adoption Agreement) to receive credit for such fractional year.)
    2. Age. The Employee has attained age ____ (not greater than age 21).

B. All Employees will be eligible to participate in the Plan with the exception of the following (Plan Section 3.1; check one or both, if applicable):
   1. [ ] Union Employees. (Employees included in a unit covered by a collective bargaining agreement between the Employer and Employee representatives (as defined in Section 3.1(b)(i) of the Plan), if retirement benefit were the subject of good faith bargaining.)
   2. [ ] Nonresident Aliens. (Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States.)

Note: For purposes of this Section III, the term "Employee" includes all employees of this Employer or any employer aggregated with this Employer under section 414(b), (c), (m), or (o) of the Internal Revenue Code and individuals who are Leased Employees required to be considered Employees of any such employer under section 414(n) or (o) of the Code. If you or your family own an interest in one or more trades or businesses or lease employees from another trade or business, employees of that trade or business may have to be considered Employees eligible to participate in the Plan and you should discuss the matter with your legal adviser.

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IV.  CREDITED SERVICE

A.  The Plan provides that a Year of Service requires at least
    1,000 hours during any Plan Year. If a lower number of hours is desired, state the number here: _____ (Plan Section 2.42.)

B. The Plan permits Hours of Service to be determined by the use of Service Equivalencies under one of the methods selected below. (Plan Section 2.19; check one.)

    1. [ ] On the basis of actual hours for which an Employee is paid or entitled to payment.
    2. [ ] On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under Section
           2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
    3. [ ] On the basis of weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under
           Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
    4. [ ] On the basis of semi-monthly payroll periods. An Employee will be credited with ninety-five (95) Hours of Service if under Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
    5. [ ] On the basis of months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under Section 2.19 of the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

C.  Service with predecessor employer.  (Plan Section 3.3 and 8.5;
    choose 1 or 2.)
    1. [ ] No credit will be given for service with a predecessor employer.
    2. [ ] Credit will be given for service with the following predecessor employer(s):______________________________
           ______________________________________________________

Note: The Plan provides that if this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

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V.  COMPENSATION

A.  Compensation (Plan Section 2.7; choose 1 or 2):
     1. [ ] shall include
             - or -
     2. [ ] shall not include

    Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

B. The effective date of the election in A above shall be _________
(not earlier than the first day of the first Plan Year beginning after 1986).

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VI.  CONTRIBUTIONS

A.  Minimum Allocation.  (Plan Section 5.2.)
    Participants who are eligible to receive the minimum allocation provided by Section 5.2 of the Plan shall receive a minimum contribution under this Plan equal to 3% of Compensation, or if lesser, the largest percentage of Compensation allocated on behalf of any Key Employee for the Plan Year. If the Employer maintains a defined benefit plan which is required to provide a minimum benefit to each Non-Key Employee, the defined benefit minimum for any Non-Key Employee covered by both the defined benefit plan and this Plan may be offset by contributions made to this Plan provided the defined benefit plan so permits. If the Participant also participates in the Stein Roe & Farnham Profit Sharing Plan, the required minimum allocation must be made under this Plan, even if the integrated plan combination formula is selected.

B. Employer Contribution Formula. (Plan Section 4.1(a); choose 1 or 2.)
    1. [ ] Non-Integrated Plan. The Employer will contribute ______% (not more than 25%) of compensation for each Participant inclusive of the Minimum Allocation required by A above.
    2. [ ] Integrated Plan (complete a; b is optional). (a) The Employer will contribute an amount equal to _____% (base contribution percentage; not less than 3%) of each Participant's Compensation (as defined in Section 2.7 of the Plan) for the Plan Year, up to the Integration Level plus ____% ("Integration Percentage") (not less than 3% and not to exceed the base contribution percentage by more than the lesser of: (1) the base contribution percentage, or (2) the Maximum Disparity
           Rate) of such Participant's compensation for the Plan Year in excess of the Integration Level.

           The Integration Level shall be (choose one):
               (i) [ ] Taxable Wage Base:  (The maximum amount
                       considered as wages for such year under
                       Section 3121(a)(1) of the Internal Revenue
                       Code (the social security taxable wage base) as of the beginning of the Plan Year.)
              (ii) [ ] $______ (a dollar amount not to exceed the
                       amount in (i) above).
             (iii) [ ] _______% of the amount in (i) above (not to
                       exceed 100%).
          (b) [ ] The Employer will contribute ______% (not to exceed 25% minus the Integration Percentage) of Compensation for each Participant.

Note: If you maintain any other plan in addition to this plan only one plan may be integrated with social security.

C.  Forfeitures for a given Plan Year (Plan Section 5.3(a); choose
    1 or 2):
    1. [ ] Shall be applied to reduce the Employer Contribution in that year, or if in excess of the Employer Contribution for such Plan Year, the excess amounts shall be used to reduce the Employer Contribution in the next succeeding Plan Year or Years.
    -or-
    2. [ ] Shall be added to the Employer Contribution and allocated accordingly.

D.  Contribution Eligibility (Plan Section 4.1(c)).

    The Plan provides that all Participants will share in Employer Contributions for the Plan Year, except the following (if elected):

    [ ] Participants who terminate employment during the Plan Year with not more than 500 Hours of Service and who are not Employees as of the last day of the Plan Year (other than Participants who die, retire or become Totally and Permanently Disabled). If a fewer number of Hours than 500 is desired, state the number here:______________

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VII.  DISTRIBUTIONS

Normal Retirement Age.  (Plan Section 2.26; choose A and/or B.)

A.  [ ] The date a Participant reaches age ______ (not more than 65
        or less than 55).   If no age is indicated, Normal
        Retirement Age shall be 65.
B. [ ] The later of age ______ (not more than 65) or the ______ (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. The participation commencement date is if the first day of the first Plan Year in which the Participant commenced participation in the Plan.

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VIII.  VESTING

Employer Contributions will become vested if the Participant terminates employment for any reasons other than retirement, death, or disability pursuant to the following schedule. (Plan Section 8.3; choose A, B, C, or D. If a service requirement greater than 1 year is chosen for eligibility in Section III.A.1 of this Adoption Agreement, vesting schedule B must be chosen.)

A.  [ ] Years of Service     Vested Percentage
        1 year               0%
        2 years              20%
        3 years              40%
        4 years              60%
        5 years              80%
        6 or more years      100%

B. [ ] 100 percent vesting immediately after satisfaction of the eligibility requirements.

C. [ ] 100 percent vesting after ______ (not to exceed 3) years of service.

D.  [ ] Years of Service    Vested Percentage
        1 year              ______%
        2 years             ______% (not less than 20%)
        3 years             ______% (not less than 40%)
        4 years             ______% (not less than 60%)
        5 years             ______% (not less than 80%)
        6 years             100%

Note: If vesting schedule D is chosen, the vesting percentages inserted must be at least as rapid as one of the above vesting schedules at all points in time.

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IX.  INVESTMENTS

Each Participant shall be solely responsible for the investment of his Account to the extent invested in the Investment Companies by giving such directions to the Plan Administrator who will transmit them to the Trustee. The Trustee shall then transmit the directions to SteinRoe Services Inc., transfer agent for the Investment Companies. All investments shall be subject to the restrictions and limitations set forth below and in the Stein Roe & Farnham Prototype Paired Defined Contribution Plan Contribution Allocation Form. No other investment restrictions or limitations shall be imposed by the Plan Sponsor.

A. Investment Companies. Each Participant's Account shall be invested in the Investment Companies listed below and such additional Investment Companies as may be made available from time to time by Stein Roe & Farnham Incorporated; provided, however, that no such Investment Company shall be available to a Participant for investment unless and until the Investment Company is registered for sale with the Securities and Exchange Commission and the relevant regulatory authority in the state in which the Participant permanently resides. If no Investment Company is specified for all or a portion of Trust assets, said assets shall be invested in Stein Roe Cash Reserves.
     Investments in the Investment Companies are subject to the terms and conditions set forth in the Investment Companies' Prospectuses and Statements of Additional Information.

          Stein Roe Cash Reserves Fund
          Stein Roe Intermediate Bond Fund
          Stein Roe Income Fund
          Stein Roe Balanced Fund
          Stein Roe Emerging Markets Fund
          Stein Roe High Yield Fund
          Stein Roe Growth Opportunities Fund
          Stein Roe Growth & Income Fund
          Stein Roe Growth Stock Fund
          Stein Roe Special Fund
          Stein Roe Capital Opportunities Fund
          Stein Roe International Fund
          Stein Roe Special Venture Fund
          Stein Roe Young Investor Fund

B. Other Investments of Trust Assets. (Optional). You may elect to permit Trust assets to be invested in vehicles other than the Investment Companies provided at least 75% of the Trust assets are invested in the Investment Companies and/or are subject to an investment advisory agreement between Stein Roe & Farnham Incorporated and either one or more Participants, or the Trustee, and further provided that this 75% limitation may be waived or reduced by Stein Roe & Farnham Incorporated. The Employer and Trustee are responsible for establishing uniform and non-discriminatory rules with respect to Other Investments. If you wish to permit Other Investments, check the following box and indicate the percentage of Trust assets to be so invested in the blank. If the box is checked but no percentage is entered or a percentage greater than 25% is entered in the blank, the percentage shall be deemed to be 25%.

[ ] In addition to Investments in the Investment Companies, up to
    _____% of the Trust assets may be Invested in Other Investments in accordance with such terms and conditions as the Employer and the Trustee shall agree.

C. Telephone Exchange Privilege. (This privilege permits the Trustee to redeem shares with a value of not less than $1,000 in one Investment Company by telephone or telegraph and automatically apply the proceeds to purchase shares of another Investment Company subject to the terms and conditions described below and in each Investment Company's Prospectus as in effect from time to time. The Privilege automatically applies to all Participant Accounts unless you elect to decline the Privilege by checking the box.)

[ ] I do not want the Telephone Exchange Privilege.
    The Privilege authorizes any Investment Company and its transfer agent, each as the Trustee's attorney-in-fact, to honor any telegraphic or telephonic requests, whether from the Trustee or any other person, to redeem shares owned by the Trust in the Investment Company and to direct the purchase with the proceeds of shares of any of the other Investment Companies available under the Privilege. Neither the Investment Company nor its transfer agent, nor their officers, directors or trustees, agents or employees shall be liable for any loss, liability, cost or expense for acting upon such requests. The certification, authorization, appointments and restrictions herein shall continue until five(5) business days after any Investment Company, the Shares of which are held under the Plan, and its transfer agent receive written notice from the Trustee of any change thereof, which change, with the exception of termination, will require a signature guarantee. Telephone Exchanges generally are limited to four round-trips per year (a round-trip being an exchange from one Investment Company to another and back). Each Investment Company or its transfer agent may suspend, limit or terminate the Privilege without notice to the Trustee. Each Investment Company and its transfer agent is further authorized to record telephone instructions pursuant to this Privilege.

D. Valuations. Each Participant's Account invested in shares of the Investment Companies shall be valued each business day of the Investment Company as provided in the Prospectus and Statement of Additional Information of the Investment Company.

E. Contribution Restrictions. Contributions shall be subject to the following restrictions, unless waived or reduced by Stein
    Roe & Farnham Incorporated:

    1. Contributions by or on behalf of each Participant may only be invested in one Investment Company unless a minimum of $500 is invested in each.

    2. Each Employer Contribution shall be at least $50 and may be made as often as once each calendar month.

    3.  Each Rollover Contribution shall be at least $500.

F. Fees. Fees to the Sponsor shall be those fees as shall be established from time to time by the Sponsor. Unless the Employer by separate agreement agrees to pay fees hereunder directly, all fees shall be charged against each Participant's Accounts either by reduction of contributions into such Accounts or by redemption of shares of the Investment Companies held for such Accounts. In the event extraordinary services resulting from unusual administrative responsibilities not herein contemplated are required, additional extraordinary fees may be charged.

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X.  ALLOCATION LIMITATIONS

Complete this section only if you maintain or ever maintained another qualified plan (other than the Stein Roe & Farnham Profit Sharing Plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant. This section must also be completed if you maintain a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

A. If a Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan (Plan Section 6.3; choose either 1 or 2):

    1. [ ] The provisions of Section 6.2 will apply as if the other plan were a master or prototype plan.
    2. [ ] On an attachment, provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.
B. If a Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, attach an explanation of the method under which the plans involved will satisfy the
    1.0 limitation in a manner that precludes Employer discretion. (Plan Section 6.4.)

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XI. ADMINISTRATION

A. The Plan Administrator of the Plan will be (Plan Sections 2.30 and 13.4; choose 1, 2, 3, or 4):

    1.  [ ] The Trustee.

    2.  [ ] The Employer.

    3.  [ ] An Individual Plan Administrator designated by the
            Employer:
            __________________________________________
            Name
            ______________________________________________
            Address

    4.  A Committee of two or more Employees designated by the
        Employer:

           Name               Title               Signature
        ________________________________________________________
        ________________________________________________________
        ________________________________________________________

Note: If no Plan Administrator has been designated or serving at any time, the Employer will be deemed the Plan Administrator.
(Plan Section 13.4.)

B. Named Fiduciaries. The Plan Administrator (including all members of a committee, if a committee is named) is a Named
    Fiduciary for the Plan. If other persons are also to be Named Fiduciaries, their names and addresses are:

           Name                         Address
    ______________________________________________________________
    ______________________________________________________________

C. Powers. The Named Fiduciaries have all of the powers set forth in the Plan. If any powers or duties are to be allocated among them, or delegated to third parties, indicate below what the powers or duties are and to whom they are to be delegated. (Plan Section 13.3.)

    _____________________________________________________________
    ______________________________________________________________
    ______________________________________________________________

D. Withholding. If the Employer has not elected to permit Trust assets to be invested in Other Investments in Section IX.B hereof, the Plan Administrator hereby directs SteinRoe Services Inc., as transfer agent of the Investment Companies listed in
    Section IX.A hereof and such additional Investment Companies as may be made available from time to time by Stein Roe & Farnham Incorporated, to withhold federal income tax from any designated distribution as defined in Section 3405(d)(1) of the Internal Revenue Code, unless the recipient properly elects in writing not to have withholding apply, and hereby agrees to provide SteinRoe Services Inc. with such information as may be required by SteinRoe Services Inc. to withhold said tax.

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XII.  THE TRUSTEE

Employer hereby appoints the following to serve as Trustee(s) (Plan
Section 2.39; name one or more):
________________________________     _____________________________
Date                                 Name
________________________________     _____________________________
Witness                              Address
                                     _____________________________
                                     Signature

________________________________     _____________________________
Date                                 Name
________________________________     _____________________________
Witness                              Address
                                     _____________________________
                                     Signature

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XIII.  EMPLOYER SIGNATURE

The Employer acknowledges receipt of the current Prospectuses of the Investment Companies designated for investment under the Plan and represent that it has delivered copies thereof to each Participant in the Plan, and that it will deliver to each Participant making contributions and each new Participant a copy of the then current Prospectuses of such Investment Companies. The Employer further represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee(s). The right to reject this Adoption Agreement for any reason is reserved.

Note: This Adoption Agreement must be used only in conjunction with the basic plan document #01. An Employer who has ever maintained or who later adopts any plan (including, after December 31, 1985, a welfare benefit fund, as defined in section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for Key Employees as defined in Section 419A(d)(3)), or an individual medical account, as defined in
Section 415(1)(2) of the Code, in addition to this Plan (other than the Stein Roe & Farnham Profit Sharing Plan) may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under
Section 401 of the Internal Revenue Code. If the Employer who adopts or maintains multiple plans wishes to obtain reliance that the plans are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

The Adoption Agreement consists of 6 pages.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officers this ________ day of ______________________, 19 _____.

Date _________________________    ________________________________
                                   Employer
(Corporate Seal)
                                By: ______________________________
                                     Signature

                                    ______________________________
                                     Name

Attest: __________________________
                                    ______________________________
                                     Title

10/97

EXHIBIT 14(a)
Stein Roe Funds

Individual Retirement Account

Inside you will find:

     How to Establish an IRA
     IRA Disclosure Statement
     Stein Roe IRA Plan

TABLE OF CONTENTS

                                   Page
IRA Disclosure Statement ...........1
Revocation Rights...................1
Eligibility.........................2
Contributions.......................2
Contribution Corrections............5
Rollover Contributions and
  Asset Transfers...................5
Spousal IRA Contributions...........7
Distribution of Benefits............7
Taxation of Distributions...........8
Reporting to the Internal
  Revenue Service...................9
Prohibited Transactions............10
The Custodian and the Plan Sponsor.10
Investment of Contributions........10
Charges and Fees...................11
Simplified Employee Pension Plans..12
Stein Roe Funds Individual
  Retirement Account Plan..........14

IRA DISCLOSURE STATEMENT

We are required to give you this Disclosure Statement in order to assure that you are informed and understand the nature of an Individual Retirement Account ("IRA"). The Individual Retirement Account Plan and the Application Form transmitted with this booklet are considered a single document which, in a substantially similar form, was approved by the Internal Revenue Service as a tax-qualified Individual Retirement Account Plan ("IRA" or the "Plan") and received Internal Revenue Service Prototype Plan No. D100035d dated September 19, 1996. We intend to apply to the Service for approval of the Plan as amended and restated in this booklet and will advise Plan Participants when the Service responds to our application. Internal Revenue Service approval is a determination only as to the form of the documents and does not mean that the Service approves the merits of the Plan.
     By adopting the Plan, your IRA is qualified under the Internal Revenue Code. Use of the Plan also simplifies and minimizes the administration and investment of your IRA assets. Please note that this is not a SIMPLE retirement plan document under code section 408(p).
     We urge you to read this booklet carefully before adopting the Plan.

REVOCATION RIGHTS

If you establish an IRA under the Stein Roe Funds Individual Retirement Account Plan and you receive this booklet less than seven days preceding the date on which you established your IRA, you have the right to revoke your IRA. (If you receive this booklet at least seven days prior to the date on which you establish your IRA, you do not have this right.) If you revoke your IRA, the full amount of your contributions will be refunded without reduction for fees, expenses or market fluctuations. In order to avoid possible losses in market values of contributions during the seven-day revocation period, the Custodian reserves the right not to invest your contributions in excess of $2,000 until the end of the revocation period unless you invest them in Stein Roe Cash Reserves Fund. For your convenience, initial contributions of $2,000 or less generally will be invested as soon as possible.
     Should you decide to revoke your IRA as described above, you may do so and will receive a full refund only if you call SteinRoe Services Inc. ("SSI"), agent of the Custodian, during normal business hours within seven days from the date on which your IRA is established -- you may call toll free at 800-338-2550. Your telephone IRA revocation instructions will be tape-recorded. If you fail to properly revoke your IRA within seven days after it is established, you may not revoke your IRA at a later date.
     The rest of this Disclosure Statement is a general outline of the provisions of the Plan and certain important considerations involved in a decision to adopt the Plan for retirement savings.

ELIGIBILITY

If you are employed (or self-employed) and under age 70 1/2 at the end of a taxable year, you may establish an IRA. A spouse with little or no compensation can establish a Spousal IRA if at the end of a taxable year he or she is under age 70 1/2 and still married. For federal income tax purposes, your IRA contributions may be treated as deductible or nondeductible as discussed below. You may establish an IRA for the purpose of making a rollover contribution, regardless of your age or employment status.

CONTRIBUTIONS

In General
As long as you are eligible, you may make annual contributions to an IRA in an amount of up to the lesser of 100 percent of compensation or $2,000. Similarly, you may contribute up to $2,000 to an eligible spouse's IRA as long as the combined total contributions to both spouse's IRAs do not exceed the combined compensation of you and your spouse. You must file a joint federal income tax return and your spouse's taxable compensation for the year must be less than yours. This means that total combined contributions to both IRAs can be as much as $4,000 a year. The amount contributed may be divided between your IRAs in any way you decide as long as not more than $2,000 is contributed to either spouse's IRA for a single year. If you reach age 70 1/2 before your spouse does and you are still employed, you may no longer make contributions to your IRA, but you may continue to make spousal contributions to your spouse's account until the year your spouse reaches age 70 1/2. Contributions that exceed the maximum limits are excess contributions subject to penalties described later in this booklet.
     Compensation includes salary, bonuses, wages, overtime pay, tips, professional fees, earned income from self-employment, and taxable alimony or separate maintenance payments. It does not include rental income, dividends or interest, or amounts received as pension, annuity or deferred compensation income.
     Your IRA contributions are held in a Custodial Account exclusively for your benefit and the benefit of any beneficiaries you may designate on a Beneficiary Form delivered to the Custodian. The assets in your IRA generally may not be combined with those of another individual, and your right to the entire balance in your IRA is nonforfeitable.
     IRA contributions for a given year may be made until the due date for filing your federal income tax return for that year (generally April 15) but not including extensions. You must designate the tax year for which each contribution is made. If you do not designate the desired year for a contribution, your contribution will be applied to the current year.

     Under the Plan, the minimum initial contribution is $500 per Mutual Fund account. This minimum amount must be contributed in a single payment when you establish your IRA. Thereafter, contributions can be made in amounts as small as $50 each. These minimums do not apply to IRAs established as part of a Simplified Employee Pension Plan ("SEP") in which there is more than one participant. Stein Roe & Farnham also may waive or reduce these minimums.

Deductible Contribution Limit
General - If neither you nor your spouse, if married, has been an active participant in an employer-maintained retirement plan during the year for which your contribution is made, contributions are deductible to the full extent of the contribution limit. For individual accounts this means you may deduct your contribution up to the lesser of $2,000 or 100 percent of your individual compensation. The deductibility of contributions to a Spousal IRA is determined by the same rules as those applicable to regular contributions. You may deduct the contribution to the IRA of a spouse with less compensation in the amount of the lesser of: i) $2,000; or ii) the compensation of both spouses, reduced by any deduction allowed for contributions to the IRA of the spouse with more compensation. The deduction for contributions to both spouse's IRAs may be further limited if either spouse is covered by an employer-maintained retirement plan.
     If either you or, if you are married, your spouse, is an active participant in an employer-maintained retirement plan, the deductibility of your contribution depends upon your modified adjusted gross income ("MAGI") and filing status for the year for which your contribution is made. Your contribution is fully deductible if your MAGI is less than $40,000 if you are married, or $25,000 if you are unmarried. Your deduction is eliminated when your MAGI reaches $50,000 if you are married, or $35,000 if you are unmarried. Your deduction is phased out if your MAGI is between these amounts as explained below. These rules assume that, if you are married, you are going to file a joint tax return.
     For active participants who are married but do not live with a spouse, for any part of the year and file a separate return, the deductibility of contributions is determined as if you were unmarried. If you are married and living together but file separate tax returns, you and your spouse can take only a partial deduction for your respective IRA contributions if your individual MAGI is less than $10,000, and no deduction if your individual MAGI is $10,000 or over.

Active Participant - Your annual IRS Form W-2 from your employer should indicate whether you are an active participant for purposes of your IRA deduction. In general, you (or your spouse) are considered an active participant in an employer-maintained retirement plan for any year if you participate in a qualified defined benefit plan, a defined contribution plan (such as a money purchase pension, profit-sharing, 401(k), stock bonus or annuity plan), a SEP, a SIMPLE, or a government plan (excluding unfunded deferred compensation plans under section 457 of the Internal Revenue Code) during any part of the plan year ending with or within the year for which you make an IRA contribution. You are treated as an active participant even if your plan benefits are not yet fully vested and nonforfeitable, but you are not treated as an active participant if you have not yet satisfied the plan's eligibility requirements for minimum age or service. You also are treated as an active participant for any year in which you make a voluntary or mandatory contribution to an employer-maintained retirement plan, even if your employer makes no contribution to the plan on your behalf.

Modified Adjusted Gross Income ("MAGI") - If you are an active participant in an employer-maintained retirement plan, your MAGI must be calculated to determine what portion, if any of your IRA contribution is deductible. It is not necessarily the same as the amount shown on the "adjusted gross income" line of your federal income tax return. Refer to IRS Publication 590 for details. Note that for purposes of your IRA deduction limit, your MAGI includes any taxable Social Security benefits you receive for the year, as well as passive activity losses or credits derived from the conduct of a trade or business in which you do not materially participate. If you are married and file a joint return, your deductible contribution limit is determined on the basis of the combined MAGI of you and your spouse.

Nondeductible Contribution Limit
To the extent you are not eligible to make a deductible contribution, you may make a nondeductible contribution to your IRA up to the excess of (i) your aggregate contribution limit (100 percent of compensation up to $2,000 for individuals, 100 percent of combined compensation up to $4,000 for a married couple) over (ii) the applicable deductible contribution limit.
     You must designate nondeductible contributions for a given year on IRS Form 8606, which must be filed with your federal income tax return for that year. You should retain a copy of your return and IRS Form 8606 for your reference in determining the amount of cumulative deductible and nondeductible contributions. Your return and IRS Form 8606 will be needed to determine the taxable portion of any withdrawals you make. You need not specify whether a contribution is deductible to the Custodian of your IRA because it does not differentiate between deductible and nondeductible contributions on its records.

Determining Your Deductible and Nondeductible Contribution Limits Active participants in employer-maintained retirement plans (at certain income levels) will need to determine deductible and nondeductible contribution limits for a regular IRA. For single individuals with MAGI between $25,000 and $35,000, or for a married individual with combined MAGI between $40,000 and $50,000:
1. Determine Excess MAGI by subtracting the applicable threshold amount (i.e., subtract $40,000, if filing jointly; $25,000 or $0 if not) from your actual MAGI; if the result is more than $10,000 or less than zero, this calculation is not applicable; your contribution is either completely nondeductible or fully deductible--see above.
2. Subtract the Excess MAGI determined in Step 1 from $10,000.
3. Multiply the result in Step 2 by 20 percent and round the product up to the next highest multiple of $10. This is your deductible contribution limit. If, however, the product is less than $200 but greater than $0, your deductible contribution limit is $200.
4. Subtract your deductible contribution limit from your contribution limit (100 percent of compensation up to $2,000 for individuals). This is your nondeductible contribution limit.

Example: A single working individual with MAGI of $32,000, who is an active participant in an employer-maintained retirement plan.
The contribution limit is $2,000 and the applicable threshold is $25,000.
Step 1: Excess MAGI:       $32,000 - $25,000 = $7,000
Step 2: Margin:            $10,000 - $7,000  = $3,000
Step 3: Deductible Portion: $3,000 x 20%     = $600
Step 4: Nondeductible Contribution Limit:
                            $2,000 - $600    = $1,400

Note:   This computation applies separately to each working
spouse with a regular IRA (contributions are limited by each individual's income). Consult your tax advisor or IRS Publication 590 for details about figuring the deductibility of contributions to a Spousal IRA.

CONTRIBUTION CORRECTIONS

Contributions in excess of your maximum allowable annual contribution limit are treated as excess contributions whether or not you deduct them. You will be liable for a nondeductible excise tax of 6 percent on the amount of the excess for the year the excess contribution is made unless (i) you withdraw the excess and the income earned on the excess prior to the due date for filing your federal income tax return (including extensions) and (ii) you do not deduct the excess on your federal income tax return.
     You may direct the Custodian to return the excess or apply the excess as a contribution for a subsequent year by completing an Excess Contribution Correction Form. The Custodian will automatically treat contributions to your IRA account in excess of the maximum dollar contribution limit ($2,000 per individual account) as a contribution for the subsequent year unless you direct the Custodian in writing to distribute to you such excess and the income earned on the excess prior to the deadline for filing your federal income tax return for the year for which the excess contribution was made. If contributions to your account are less than $2,000, but are in excess of your compensation, the Custodian will not take any action unless you direct the Custodian to make a corrective distribution by properly completing an Excess Contribution Correction Form.
     If an excess contribution remains in your IRA after the due date for filing your tax return, you will be subject to the 6 percent excise tax for each year the excess remains uncorrected. If you withdraw the excess after the date for filing your federal income tax return for the year in which the excess contribution was made and the total contribution for that year exceeded $2,250, the amount withdrawn may be taxed as ordinary income and also may be subject to a nondeductible excise tax on premature distributions equal to 10 percent of the amount withdrawn. The withdrawal penalty (but not the 6 percent excise tax) may be avoided if you correct your excess contribution by applying the excess as a contribution for a later year.
     Contributions you deduct in excess of your deductible contribution limit also are treated as excess contributions to the extent you do not designate them as nondeductible contributions or, if permitted, correct them by withdrawal or reallocation to a subsequent year as described above.

ROLLOVER CONTRIBUTIONS AND ASSET TRANSFERS

Eligible Rollover Distributions
You may defer taxation on an eligible rollover distribution from your employer's tax-qualified plan or 403(b) plan by making a rollover contribution of the distribution to an IRA within 60 days of the date of the distribution. In addition, if you are a spouse or former spouse who is receiving an eligible rollover distribution paid by reason of your spouse's death or pursuant to a qualified domestic relations order (within the meaning of section 414(p) of the Internal Revenue Code) issued in a divorce or similar proceeding, you may make a rollover contribution of that distribution. An "eligible rollover distribution" is a distribution of all or any part of the taxable portion of the balance to your credit in your employer's tax-qualified plan except (i) any distribution that is required to be made because you have reached age 70 1/2 ; (ii) any distribution made over your life or life expectancy (or the lives or life expectancies of you and a designated beneficiary); and (iii) any distribution which is part of a series of substantially equal payments over a period of 10 or more years.
     You may roll over all or any portion of an eligible rollover distribution, but only that portion which is properly rolled over into an IRA will be eligible for the tax deferral. The remainder will generally be included in your gross income as ordinary income subject to federal income tax in the year in which you receive it. If your qualifying distribution includes property other than cash, you may sell the property and roll over cash equal to the fair market value of the property or, with the consent of the Custodian, you may roll over the property.
     Eligible rollover distributions are subject to mandatory 20 percent federal income tax withholding unless you elect a direct rollover to an IRA or tax-qualified plan. If you elect a direct rollover, your distribution proceeds must be made payable to the trustee or custodian of the IRA or tax-qualified plan to which the rollover is made. If the proceeds are made payable to you, 20 percent mandatory withholding will apply, but you still may roll over an amount equal to all or any portion of your eligible rollover distribution. Accordingly, in the case of an eligible rollover distribution paid to you (less the amount withheld), you may roll over an amount equal to the eligible rollover distribution by supplementing the rollover with cash from other sources.

IRA Rollover Contributions and Asset Transfers
You also may make an IRA-to-IRA rollover contribution, but you are limited to one IRA-to-IRA rollover every 12 months (beginning on the date you receive your IRA distribution, and not on the date you make your rollover contribution). However, a tax-free IRA asset transfer from one custodian to another is not treated as a rollover and, therefore, is not subject to the 12-month limitation. You may make an IRA asset transfer to a Stein Roe IRA by completing the Asset Transfer section of the Application Form. An asset transfer from your Stein Roe IRA to another custodian will be made upon receipt by SSI of a written request signed by both you and your successor custodian in a form acceptable to SSI. If you make an asset transfer from your Stein Roe IRA in the year you reach age 70 1/2 or any subsequent year, the amount transferred will be reduced by any amount required to satisfy the minimum distribution requirement for the year of transfer as provided in Section 4 of the Plan. The amount by which the transfer is reduced shall be distributed to you.
     In general, asset transfers and rollover contributions may be invested in the same IRA as regular contributions. However, if assets are transferred or rolled over from a plan ("transferor plan") after distribution from the transferor plan required by sections 401(a)(9), 408(a)(6) or 408(b)(3) of the Code has commenced ("required distribution"), the assets must be placed in a separate IRA if you are receiving required distributions from your preexisting IRA over a period longer than the period over which you were receiving required distributions from the transferor plan. (The assets from the transferor plan must be distributed over a period no longer than the period established under the transferor plan.) In addition, an eligible rollover distribution must be rolled over into a separate IRA if you wish to preserve the ability to later roll over those assets to another qualified plan.
     If you wish to make a rollover contribution to the Plan, you must complete the appropriate sections of the Application Form. If you decide to make a rollover from your Stein Roe IRA to another IRA, you must complete and return a Distribution Request Form to SSI. To avoid income and premature distribution taxes, a rollover must be made within 60 days of the date of the distribution.
     The Stein Roe Funds IRA Plan is not a SIMPLE retirement plan. You may not transfer or roll over SIMPLE IRA assets into this Plan.

SPOUSAL IRA

If you are married and employed (or self-employed), you may be able to contribute to a Spousal IRA for your spouse who has little or no compensation, as long as you file a joint federal income tax return. For more information about contributions to Spousal IRAs, see the earlier discussion in the section entitled "Contributions."
     Under this arrangement, each spouse must sign a separate Application Form to establish separate IRAs. Because a separate IRA is established for each of you, you may make regular IRA contributions to a Spousal IRA that was established in a previous year. Conversely, Spousal IRA contributions may be made to an IRA established in a prior year for the purpose of making regular contributions. Except for the limitations discussed above, a Spousal IRA is identical to a regular IRA.

DISTRIBUTION OF BENEFITS

General
You may request a distribution from your IRA by completing and returning to SSI a Distribution Request Form acceptable to the Custodian. Distributions must begin no later than April 1 following the year in which you attain age 70 1/2. (If you and your spouse maintain IRAs under a spousal arrangement, then your age determines whether you are required to take distributions from your IRA and your spouse's age is the relevant age for your spouse's IRA.)
     You may elect to receive your distribution in cash or in Mutual Fund shares by either one, or a combination of, the following methods:
- In a lump sum; or
- In installment payments payable over a period of time not greater than your life expectancy or the joint and last survivor life expectancy of you and your designated beneficiary.

Minimum Distribution Requirements
Beginning with the year in which you reach age 70 1/2, you must begin to receive a minimum distribution amount each year. Your initial minimum distribution must be made no later than April 1 following the year you reach age 70 1/2; thereafter, your minimum distribution must be made no later than December 31 of each year. Thus, if you defer your first minimum distribution until the year following the year you reach age 70 1/2, you will be required to withdraw a minimum distribution amount for both the prior and current year.
     In general, the minimum distribution amount you are required to withdraw each year is equal to the balance in your Stein Roe IRA (aggregating all Mutual Fund accounts maintained under your IRA) on December 31 of the prior year divided by the applicable life expectancy. Your aggregate account balance, however, is increased by any rollover contributions to your Stein Roe IRA received after December 31 that were distributed from another IRA or tax-qualified plan before December 31. If you establish an installment plan, you are responsible for verifying that you have withdrawn the requisite minimum distribution amount each year and making additional withdrawals, if necessary. If you maintain more than one IRA, your minimum distribution amount must be determined separately for each IRA.
     The applicable life expectancy used to determine your minimum distribution amount each year is either your life expectancy or the joint and last survivor life expectancy of you and your designated beneficiary (who is either an individual or a trust meeting certain requirements) determined in the year you reach age 70 1/2 by using Internal Revenue Service life expectancy tables, reduced by one for each year elapsed since that year, unless you elect to recalculate life expectancy. You may recalculate your life expectancy or, if your spouse is your designated beneficiary, your spouse's life expectancy, or the joint and last survivor life expectancy of you and your spouse each year. Your election to recalculate or not recalculate life expectancy becomes irrevocable on the April 1 following the year you reach age 70 1/2. If you elect to recalculate life expectancy and you (or your spouse, if applicable) die after payments have commenced, the life expectancy of the deceased will be reduced to zero and the maximum period over which the remaining benefits may be paid to your beneficiaries will be correspondingly reduced. If your method of distribution is based on the joint and last survivor life expectancy of you and a non-spouse beneficiary, the method must comply with regulations designed to assure at least 50 percent of the present value of the amount available for distribution is paid within your life expectancy. These regulations require certain minimum distributions based on an IRS table.

Distribution of Death Benefits
You may designate one or more beneficiaries to receive the benefits in your IRA upon your death by filing a properly executed Beneficiary Form with the Custodian. If you do not designate a beneficiary, your death benefits will be distributed to your surviving spouse if you are married or, if you have no surviving spouse, to your estate. If your beneficiary fails to elect a method of distribution, your death benefits will be distributed in a lump sum.
     If distributions to you have commenced before your death, and you die on or after April 1 of the year following the year you reach age 70 1/2, your death benefits must be distributed at least as rapidly as under the method by which you were receiving distributions. If you die before April 1 of the year following the year you reach age 70 1/2, regardless of whether distributions to you have commenced, your death benefits must be distributed no later than five years after the last day of the year in which you die unless your designated beneficiary (who is either an individual or a trust meeting certain requirements) elects the alternative distribution method described in the next paragraph.
     If he or she qualifies to elect the alternative distribution method, your designated beneficiary may elect to receive your death benefits in installments over a period of as long as his or her life expectancy, provided such installments commence no later than the last day of the year following the year in which you die. If your sole beneficiary is your surviving spouse, commencement of such payments may be further delayed until the end of the calendar year in which you would have reached age 70 1/2. Under this alternative method, your designated beneficiary's life expectancy is determined as of his or her birthday in the year payments commence. In addition, if your designated beneficiary is your surviving spouse, your spouse may elect to treat his or her share of your death benefits as his or her own IRA, subject to the distribution requirements applicable to a participant.
     For more complete information on the distribution of death benefits, please refer to Sections 4.4 and 4.5 of the Plan and the Beneficiary Form.

TAXATION OF DISTRIBUTIONS

General
In general, distributions from your IRA are taxed to the recipient as ordinary income in the year of receipt and do not receive the more favorable federal income tax treatment afforded recipients of distributions from certain kinds of tax-qualified retirement plans, such as special income averaging. However, recipients are eligible to utilize the general income averaging provisions of the Internal Revenue Code. In some instances, installment payments may reduce the total tax paid by the recipient by extending taxation over a number of years.
     If you have made nondeductible contributions to any IRA, a portion of your distribution will be nontaxable. The nontaxable amount is the portion of your distribution that bears the same ratio to the distribution as (i) your aggregate nondeductible contributions to all of your IRAs bear to (ii) the aggregate balance in all of your IRAs on the last day of the year in which you received your distribution plus the amount of your distribution. For this purpose, the balances in all IRAs that you maintain (including rollovers and SEPs) and all distributions you receive during the year must be aggregated.
     Distributions are subject to withholding of federal income tax at a rate of 10 percent unless you elect not to have withholding apply.

Additional Taxes on Distributions
If you receive a distribution prior to age 59 1/2, the taxable portion of your distribution generally will be treated as a premature distribution subject to a 10 percent additional tax. This additional tax normally does not apply, however, to distributions: 1) by reason of your death or permanent disability; 2) to the extent of your payment of unreimbursed medical expenses in excess of 7.5 percent of your adjusted gross income; 3) to the extent of your payment for health insurance for yourself, your spouse and dependents during a period of extended unemployment; 4) payable in substantially equal installments over a period no greater than your life expectancy or the joint and last survivor life expectancy of you and your designated beneficiary; 5) to an alternate payee pursuant to a qualified domestic relations order; or 6) of the principal amount of an excess deferral in accordance with applicable rules and regulations.
     If you fail to withdraw the minimum distribution amount for any year after reaching age 70 1/2, you will be subject to a 50 percent additional tax on the amount by which the required minimum distribution amount exceeds the amount withdrawn. Prior to 1997, if aggregate distributions from all of your IRAs and any tax-qualified retirement plans exceeded $155,000, you were subject to a 15 percent additional tax on the excess amount. This excess distribution tax has been repealed. As a result, beginning in 1997, if you are age 59 1/2 you may withdraw an unlimited amount (subject to regular income taxes) without the additional 15 percent tax. You should consult your tax and legal advisors to determine if this is an appropriate strategy in your particular case.
     The 15 percent tax on excess retirement accumulations also has been repealed for purposes of all estates and decedents dying after December 31, 1996.

REPORTING TO THE INTERNAL REVENUE SERVICE

Each year the Custodian will send you IRS Form 5498, which reports contributions made to your IRA for the prior year. The Custodian also will report to you your prior year distributions on IRS Form 1099-R. Copies of these reports also are filed with the Internal Revenue Service ("IRS").
     If you make a nondeductible contribution to your IRA, you must report it to the IRS on IRS Form 8606, which must be filed with your federal income tax return for the year for which the contribution is made. If you owe additional taxes on excess contributions, on premature distributions or for insufficient or excessive distributions, you must file IRS Form 5329 with the IRS. IRS Form 5330 must be filed in connection with a prohibited transaction.

PROHIBITED TRANSACTIONS

If you engage in a "prohibited transaction" with your IRA, your IRA will lose its tax exemption and you will be treated as having received a distribution of your IRA as of the first day of the year in which you engaged in the prohibited transaction. The deemed distribution would be subject to federal income tax and, if you are under age 59 1/2, to the additional 10 percent tax on premature distributions on the balance in your IRA. Prohibited transactions include such transactions as the selling to, buying from, leasing any property to or from, lending to or borrowing from, furnishing goods or services to, or receiving goods or services from, a "party in interest" (i.e., a party related in some way to your IRA). You also are prohibited from improperly using the income or assets of your IRA, or allowing certain other "disqualified persons" to do so. However, a transfer of all or a portion of your IRA pursuant to a "qualified domestic relations order" such as a property settlement agreement under a divorce decree is not considered a prohibited transaction.
     Further, your IRA may not be invested in life insurance, nor may any part of your IRA be pledged as security for a loan. If you do pledge your IRA, you will be treated as if you received a taxable distribution of the portion of your IRA assets used as security for the loan. This portion of your IRA would be subject to federal income tax and, if you are under age 59 1/2, the additional 10 percent tax on premature distributions.

THE CUSTODIAN AND THE PLAN SPONSOR

The Custodian is named in the Application Form and is responsible for the administration of the Plan in accordance with the terms of the Application Form and Plan. The Custodian has engaged SteinRoe Services Inc. ("SSI"), the parent of the Plan Sponsor, Stein Roe & Farnham Incorporated, to perform most of the ministerial functions in connection with the maintenance of Stein Roe Mutual Fund accounts established under the Plan. SSI also serves as transfer agent for each of the Stein Roe Mutual Funds. Stein Roe & Farnham, as Plan Sponsor, has the authority to amend the Plan on behalf of all participants.

INVESTMENT OF CONTRIBUTIONS

The Plan provides a wide range of investment alternatives from which you may construct a portfolio to suit your own retirement planning needs. You may invest your IRA in shares of one or any combination of the no-load Stein Roe Mutual Funds (the "Mutual Funds" or "Funds") listed on the Application Form. If you have at least $250,000 in your IRA, you also may invest your IRA in other investments in addition to (or in lieu of) the Stein Roe Funds. However, at least 50 percent of your IRA must be invested in the Stein Roe Funds and/or be subject to an investment advisory agreement with Stein Roe & Farnham. Stein Roe & Farnham may elect to reduce or waive these minimums.
     The investment minimum required to establish an account with any of the Funds is $500, unless Stein Roe & Farnham waives or reduces this minimum. Subsequent contributions to the same Mutual Fund account can be as small as $50. If your retirement investment objectives change, you may change your portfolio by exchanging shares of one Fund for those of another. The Stein Roe Mutual Funds levy no sales commissions or 12b-1 charges.
     In selecting a Stein Roe Mutual Fund for investment, it is important that the investment objective of the Mutual Fund selected be consistent with your retirement and investment objectives. Important information concerning the Stein Roe

Mutual Funds and their investment objectives, policies and restrictions is contained in the Funds' prospectuses and financial reports. Growth in value is not guaranteed or projected. All income dividends and capital gains distributions paid on Mutual Fund shares are invested in accordance with the Mutual Fund's prospectus.
     For more complete information on the Mutual Funds, including management fees and expenses, obtain the Mutual Funds' prospectuses by calling toll free 800-338-2550. Read the prospectuses carefully before you invest or send money. You can get information about the Mutual Funds, including prospectuses and daily share price information, by accessing Stein Roe's Internet address at http://www.steinroe.com.

CHARGES AND FEES

Stein Roe Fund Fees
All of the Stein Roe Funds are pure no-load investments. You pay no sales commissions or 12b-1 charges for purchasing or exchanging Fund shares. With the exception of the Emerging Market Fund, no Fund charges redemption fees. In the case of the Emerging Markets Fund, a redemption fee of 1 percent is charged only on shares held less than 90 days. It is payable to the Fund for the benefit of remaining shareholders. Each Fund does, however, pay certain operational expenses, including management fees. For complete information about Fund expenses and the method of calculating each Fund's net asset value per share, please read the Fund prospectuses available in writing and via the Stein Roe web site at http://www.steinroe.com.

Custodial Fees
Your IRA is subject to custodial fees as provided in the IRA Plan. These custodial fees will be paid by converting Fund Shares in IRA accounts to cash, as determined by Stein Roe Mutual Funds. In general, these fees are for the maintenance of your IRA account(s)--Stein Roe Mutual Funds are no-load funds and no fees are charged based on your contributions.
     SteinRoe Services Inc. performs most of the ministerial functions in maintaining Fund accounts. As a result, it receives a substantial portion of your IRA custodial fees. Following are descriptions of custodial fees for Stein Roe IRA accounts. These fees may be changed upon 45 days' written notice to you. The Custodian also reserves the right to waive or reduce any of its charges or fees.

1. Fund Account Annual Maintenance Fee: $10 (maximum $30)
For IRA accounts for which the aggregate balance of all Fund accounts is less than $10,000 on the valuation date, a Fund Account Annual Maintenance Fee will apply. A fee of $10 will be charged for each Fund account maintained by you during any part of the subject calendar year -- limit three Fund accounts. Stein Roe Mutual Funds will determine which Fund accounts are charged.
2. Distribution Fee: $10
For all IRA accounts, a distribution fee will be charged for each distribution from a Fund account--in the case of installment payments, however, this fee is charged only at the time the installment plan is established.

3. Termnation fee: $10
For all IRA accounts, a termination fee will be charged for each Fund account liquidated in connection with the termination or transfer of your IRA. This fee is not applicable to accounts which are distributed pursuant to an installment plan.
4. Other Services
For all IRA accounts for which the Custodian is required to perform services not ordinarily provided under the Plan, including making participant-directed investments of large Custodial accounts of

$250,000 or more pursuant to Section 7.3 of the Plan, the Custodian may charge such additional fees as are appropriate.

SIMPLIFIED EMPLOYEE PENSION PLANS

The Internal Revenue Code permits certain employers to establish Simplified Employee Pension Plans ("SEPs") to which annual contributions may be made on behalf of all employees meeting certain eligibility requirements ("non-elective contributions"). If adopted before January 1, 1997, an additional feature may allow employees to make pretax salary reduction contributions ("elective deferrals"). In general, except as otherwise specifically stated in the Plan, the provisions of the Plan apply to IRAs to which SEP contributions are made and each participant in the SEP has all the rights described herein with respect to an ordinary IRA, including, for example, the right to select the Funds in which contributions shall be invested.
     As an employer, you may establish a SEP either by designing your own SEP or by executing IRS Form 5305-SEP. If you do not presently maintain any other qualified plan (except another SEP) and you have never maintained a defined benefit plan, you may establish a SEP by using IRS Form 5305-SEP. If you are a member of an affiliated service group or a controlled group of corporations, trades or business (described in Internal Revenue Code sections 414 (m), (b) and (c), respectively) all eligible employees of the member employers must participate. You also may not use IRS Form 5305-SEP if you have any leased employees (described in Internal Revenue Code section 414(n)). You may establish a SEP up until your tax return due date (including extensions) for the year for which contributions are first made.
     If you decide to adopt a SEP, you must cover all employees who have attained a minimum age requirement (which cannot be more than 21 years) and performed services for you for a minimum period (which cannot be more than any part of three of the preceding five calendar years). Except as described below, for any year for which you make a non-elective employer contribution, contributions must be made for each employee who was eligible for any part of the year, including those who are no longer employed by you as of the SEP contribution date. Under a SEP, each eligible employee must establish an IRA. If an eligible employee does not establish an IRA, you must establish one for that individual. Otherwise, your other employees may not participate and other adverse tax consequences may result.
     Prior to January 1, 1997, SEP plans could adopt a salary deferral option pursuant to which contributions also could be made at the election of the employee through "pretax" salary reduction contributions ("elective deferrals"). Although this option is no longer available, SEP plans having the salary deferral option in place as of December 31, 1996, can continue to operate in all respects, including adding new employees and making contributions. In such a plan, an elective deferral is permitted in a given year only if at least 50 percent of all eligible employees elect to make them. In addition, the elective deferrals of certain highly compensated employees, as a percentage of each employee's compensation, may not exceed 125 percent of the average amount deferred as a percentage of compensation by all other eligible employees.

Excluded Employees
Under a SEP, a contribution need not be made on behalf of any eligible employee whose compensation is less than a specified amount indexed for inflation for the calendar year. (For 1997, you need not make a contribution on behalf of an individual whose compensation is less than $400.) The following groups of persons also may be excluded:

1.  Employees who are members of a
    collective bargaining unit, represented by a collective bargaining agent, and covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining; and
2. Employees who are nonresident aliens and who receive from the employer no earned income that constitutes income from sources in the United States as defined by the Internal Revenue Code.

SEP Contributions
Each year, total contributions for any participant under a SEP (including elective deferrals) are limited to the lesser of 15 percent of an employee's compensation up to $160,000 (for 1997), or $30,000. For SEP plans with an elective deferral feature, eligible employees may make elective deferrals that reduce gross income of up to $9,500 (for 1997), subject to the overall $30,000 and 15 percent limits. All three of these dollar limits are subject to adjustment each year for cost-of-living increases.
     Deductible non-elective contributions in excess of the maximum allowable annual contribution limit are excess contributions and are subject to the regular IRA excess contribution rules. Elective deferrals in excess of the maximum allowable annual deferral limit are excess elective deferrals subject to special rules. For more information on the treatment of excess elective deferrals, please refer to Section 3.5 of the Plan. SEP contributions are in addition to any regular IRA contributions your employees make as individuals. Although you are neither required to make non-elective contributions each year, nor to make them at the same percentage rate each year, for each year in which you make a non-elective contribution your contribution must be made on behalf of each eligible employee who has met the age and service requirement of your SEP and you are responsible for allocating your contributions among all eligible employees in proportion to their respective compensation. Your non-elective contributions may be made for a year up to the date on which your business tax return is due (including extensions).

Miscellaneous
As an employer, you are responsible for all aspects of the interpretation, operation and administration of your SEP, including the determination of contributions and their allocation.
     If in any year an employee's account does not qualify as an IRA or the SEP contribution is not properly made, contributions to that employee's account may be treated as compensation and any deduction for the contribution (plus any regular IRA contributions the employee makes) may be subject to the regular IRA contribution limitations and the regular IRA excess contribution and premature distribution rules.
     This Disclosure Statement is not intended as a complete or definitive explanation or interpretation of the laws and regulations applicable to IRAs or the Stein Roe Mutual Funds Individual Retirement Account Plan. Establishing an IRA for retirement savings represents a decision that has significant legal, financial and tax implications. If you are considering adopting an IRA, we suggest that you consult with counsel regarding the legal, financial and tax consequences of doing so. Further information also can be obtained from any district office of the Internal Revenue Service.

STEIN ROE FUNDS

INDIVIDUAL RETIREMENT ACCOUNT PLAN

SECTION 1 - INTRODUCTION

The Custodian designated in the Application Form, by separate agreement and by facsimile signature of its authorized officer thereon, agrees that an individual retirement account is established under section 408(a) of the Code and the terms of this Plan pursuant to which it agrees to serve as Custodian when it is appointed under a properly executed Application Form sent to the Custodian in accordance with the terms of the Application Form and the Plan.

SECTION 2 - DEFINITIONS

As used herein:
2.1 "Beneficiary" means any person designated by a Participant in accordance with Section 4.5 hereof to receive any death benefits which shall be payable under the Plan.
2.2 "Code" means the Internal Revenue Code of 1986, as from time to time amended, any regulations issued thereunder and any subsequent Internal Revenue Code.
2.3 "Compensation" means the total compensation received by a Participant for each Plan Year during which he is a Participant, including wages, salary, professional fees, or other amounts derived from or received for personal service actually rendered (including, but not limited to, salesmen's commissions, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and Earned Income (reduced by the deduction, if any, taken for contributions by a self-employed individual to a tax-qualified retirement plan covering such self-employed individual). Compensation also includes any amount includible in a Participant's gross income under section 71 of the Code with respect to a divorce or separation instrument described in section 71(b)(2)(A). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation.
2.4 "Custodial Account" means the individual retirement account established for the Participant under the Plan.
2.5 "Custodian" means the financial institution named in the Application Form and any successor thereto.
2.6 "Disabled" or "Disability" means the inability to engage in any substantial gainful activity because of a medically determinable physical or mental impairment that can be expected to result in death or be of a long, continued and indefinite duration.
2.7 "Earned Income" means Earned Income of a Participant after deductions under section 404 of the Code but before federal income taxes for each taxable year for which a contribution is made to his Custodial Account by him or on his behalf. Earned Income shall equal his net earnings from self-employment to the extent that such net earnings constitute compensation for personal services actually rendered by him for such year; provided, however, that his personal services must be a material income-producing factor in his profession, trade or business. If a Participant derives income from services as an author or inventor, the term Earned Income includes gain (other than any gain from the sale or exchange of a capital asset) and net earnings derived from the sale or other disposition of, the transfer of any interest in, or the licensing of the use of property (other than goodwill) by the Participant if personal efforts created such property.
2.8 "Excess Deferral" means, for any taxable year, the amount of any excess contribution made under a cash or deferral arrangement to an annuity plan described in section 403(a) of the Code, an annuity contract described in section 403(b) of the Code, a SEP, or a plan described in section 501(c)(18) of the Code.
2.9 "Mutual Fund" or "Mutual Funds" means the Mutual Fund(s) specified in the Application Form in which assets of the Custodial Account may be invested. No Mutual Fund shall be available for investment under the Plan (i) prior to the date the prospectus for such Mutual Fund discloses its availability or (ii) with respect to any Participant who resides in any state in which shares of the Mutual Fund are not available for sale.
2.10 "Nonworking Spouse" means a Participant's spouse who has less taxable compensation than the Participant for the year for which a contribution is made.
2.11 "Participant" means the person who executes the Application Form effective on the date of execution.
2.12 "Plan" means the Individual Retirement Account Plan as provided in this document and the Application Form (the provisions of which are incorporated herein by reference) and any amendments thereof.
2.13 "Rollover Contribution" means a rollover contribution as described in section 402(c), section 403(a)(4), section 403(b)(8), section 408(d)(3), or, prior to their repeal, sections 405(d)(3), 409(b)(3)(C) or 409(b)(D) of the Code.
2.14 "SEP Contribution" means a contribution made by the employer of a Participant pursuant to section 408(k) of the
Code under a Simplified Employee Pension Plan ("SEP") established by the use of Internal Revenue Service Form 5305-SEP or Internal Revenue Service Form 5305A-SEP.
2.15 "Sponsor" means Stein Roe & Farnham Incorporated ("Stein
     Roe & Farnham"), or such other person qualified to act as sponsor as from time to time designated by Stein Roe & Farnham.

SECTION 3 - CONTRIBUTIONS

3.1 Restriction on Contributions. Except for Rollover Contributions under Section 5.2 hereof, all contributions shall be made in cash. Each contribution must be accompanied by written instructions on a form, provided or permitted by the Custodian, specifying the Participant's Custodial Account to which they are to be credited and the manner in which they are to be invested. Except for Rollover Contributions and SEP Contributions, no contributions may be made by or on behalf of any Participant for any taxable year beginning in the year the Participant reaches age 70 1/2. The Custodian may accept such contributions by or on behalf of the Participant as it may receive from time to time, provided, however, that except in the case of Rollover Contributions, the Custodian shall not accept contributions made by or on behalf of a Participant for any taxable year in excess of the maximum dollar amount specified in Section
     3.3 hereof (or such other maximum dollar amount as may from time to time be permitted under the Code). This Plan is not a SIMPLE retirement plan and no participant shall make

     SIMPLE plan contributions by rollover or otherwise.
3.2 Minimum Contribution Amounts. The minimum initial contribution is $500 per Mutual Fund account. This minimum amount must be contributed in a single payment when an IRA is established, and at such time as a Participant makes his or her initial investment in each additional Mutual Fund. Thereafter, contributions can be made in amounts of not less than $50. These minimums do not apply to IRAs established as part of a Simplified Employee Pension Plan ("SEP"). Stein Roe & Farnham also may waive or reduce these minimums.
3.3  Maximum Contribution Amounts.
     (a) Regular Contributions. Except as otherwise expressly provided in this Section and Section 5 hereof, the aggregate amount of contributions by or on behalf of a Participant for the taxable year shall be not more than an amount equal to the lesser of 100 percent of the Compensation of the Participant within the taxable year or $2,000.
     (b) SEP Contributions. For any taxable year, the aggregate amount of contributions to a Simplified Employee Pension plan ("SEP Contribution") made by an employer on behalf of a Participant may not exceed the lesser of $30,000 (or such other amount as may from time to time be permitted under the Code or regulations thereunder) or 15 percent of the Participant's Compensation paid by the employer determined without regard to such contribution or Compensation in excess of the annual compensation limit set forth by the Omnibus Budget Reconciliation Act of 1993 (OBRA'93). The OBRA'93 annual compensation limit is $160,000 (in 1997), as adjusted by the Internal Revenue Service for increases in the cost of living in accordance with section 401(a)(17) - 1(b) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. SEP Contributions made on behalf of a Participant to a SEP providing for elective employee deferrals may not exceed $9,500 for 1997 (or such other amount as may from time to time be permitted under the
         Code). SEP Contributions may be made in addition to regular or rollover contributions made by or on behalf of the Participant as described elsewhere herein.
     (c) Spousal Contributions. For any taxable year in which a Participant is married (as described in section 143(a) of the Code) to a Nonworking Spouse with whom a joint tax return is filed, the Participant may elect to make contributions on behalf of the Nonworking Spouse to a Custodial Account that the Nonworking Spouse has established by executing an Application Form. Under this arrangement, the aggregate contributions made to the Custodial Accounts of both the Participant and the Nonworking Spouse for any taxable year may not exceed the lesser of $4,000 or 100 percent of the combined compensation of both spouses; provided, however, that the contribution to the Participant's account cannot exceed the lesser of his or her compensation or $2,000, and that to the Nonworking Spouse's account may not exceed the remaining balance of the couple's contribution limit up to $2,000.
            A Nonworking Spouse who establishes a Custodial Account under this Subsection shall be treated as a Participant under the Plan for all purposes and, for any taxable year in which the Nonworking Spouse has Compensation, the Participant and the Nonworking Spouse may make contributions to their respective Custodial Accounts as provided in Section 3.3(a).
3.4 Contribution Corrections. If, for any taxable year, aggregate contributions of a type specified in Section 3.3 hereof made by or on behalf of a Participant exceed the maximum permissible amount, and provided no deduction is allowed for the excess amount, then, no later than April 15 of the following year, the Custodian shall eliminate the excess by: (a) treating it as a contribution for the following year to the maximum extent allowable an amount equal to the lesser of (i) the balance in the Custodial Account of the Participant, or (ii) the excess amount (together with an amount equal to the net income earned on the excess amount); and (b) distributing the remainder, if any, to the Participant. If a contribution: (a) exceeds the maximum permissible percentage amounts set forth in Section
     3.3 hereof; (b) exceeds the amount permitted after application of the special discrimination tests under section 408(k)(6) of the Code or, in the case of a contribution intended to be a Rollover Contribution, exceeds the amount qualifying as such; or (c) is an excess contribution within the meaning of section 4973 of the Code, the Participant must direct the Custodian in proper written form to either return the excess amount or apply it as a contribution for the following year--in the absence of such direction, the Custodian shall take no action.
3.5 Treatment of Excess Deferrals. If the Participant directs the Custodian in writing, not later than the first March 1 following the end of the year for which an Excess Deferral was made, to distribute the amount of the Excess Deferral contributed to the Plan and any earnings thereon, then the Custodian shall distribute such amount and any earnings thereon to the Participant no later than the first April 15 following the end of the year for which the Excess Deferral was made. In the absence of such notification and direction, the Custodian shall take no action.

SECTION 4 - DISTRIBUTIONS

4.1 General. The Custodian shall distribute the amount credited to the Custodial Account of a Participant at such times and in such amounts as the Participant shall direct on a form provided or permitted by the Custodian and in a manner consistent with the prospectus(es) of the Mutual Fund(s) in which the Custodial Account is invested. Such distributions to a Participant shall commence no later than April 1 following the close of the calendar year in which he or she reaches age 70 1/2. Distributions of Excess Contributions and Excess Deferrals shall be made in accordance with

     Sections 3.4 and 3.5 hereof, respectively. Except as provided above, if a distribution is made from the Participant's Custodial Account prior to the date the Participant attains age 59 1/2 for reasons other than (i) Disability or death; (ii) to the extent of your payment of unreimbursed medical expenses in excess of 7.5 percent of Adjusted Gross Income; (iii) to the extent of payments for health insurance for the Participant, his or her spouse and dependents, where the Participant has been unemployed and received federal or state unemployment compensation for at least 12 weeks; (iv) as part of a series of substantially equal periodic payments made over the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary; (v) as a distribution to an alternate payee under a qualified domestic relations order (within the meaning of section 414(p) of the Code); or (vi) as a distribution of the principal amount of an Excess Deferral pursuant to Section
     3.5 hereof; then the tax on such distribution shall be increased by an amount equal to 10 percent of the taxable portion thereof. The Participant may direct either an immediate distribution that shall be made or commence on the date (or as near thereto as is practicable) the Custodian receives the Participant's written request in proper form, or a future distribution that shall commence on a date specified in such request which shall be within a reasonable time after the filing of such form. The Participant represents and warrants that all distribution instructions provided to the Custodian shall be in accordance with the terms of the Plan.
        If the Custodian does not receive instructions to effect distribution to a Participant prior to the time the distribution is required to commence, the Custodian will not effect a distribution.
        If any installment payment to a Participant or Beneficiary is less than a minimum amount that may be established from time to time by Stein Roe & Farnham or the Custodian, then, at the option of either of them, one or more payments under such method may be paid less frequently or the value of the Custodial Account may be paid in one sum to the person then entitled to receive such payments--the contingent interest of any Beneficiary notwithstanding.
4.2 Payment on Disability. If a Participant becomes Disabled, the amount credited to the Custodial Account may be distributed, in accordance with the distribution provision of Sections 4.1 and 4.3 hereof, commencing on the date the Custodian receives notification from the Participant of Disability in a form acceptable to the Custodian. Before making any distribution in the case of the Disability of a Participant prior to the date the Participant reaches age 59 1/2, the Custodian shall be furnished with proof of such Disability. Proof of Disability shall mean either (1) proof that such Participant's application for disability benefits under the federal Social Security Act has been approved, or
     (2) submission of a Certificate of Disability form provided or permitted by the Custodian showing the same degree of proof as would be required by such Participant in applying for disability benefits under the federal Social Security Act.
4.3  Method of Distribution.
     (a) Distributions to a Participant made for any reason other than the death of the Participant may be paid in cash or in kind in one or a combination of the following ways:
         (i) in a lump sum; or
        (ii) in annual or more frequent installments over a period certain not to exceed the life expectancy of the Participant, or the joint and last survivor life expectancy, determined as provided in Section 4.6 hereof, of the Participant and the Participant's individual Beneficiary. Even if installment payments have commenced pursuant to this option, the Participant may receive a distribution of the balance in his Custodial Account, or of any part thereof, upon written request as described in
             Section 4.1 hereof to the Custodian.
     (b) If the Participant elects to receive installment payments, then (except as otherwise permitted under regulations for distributions required to commence prior to January 1, 1988), beginning with the year the Participant reaches age 70 1/2, the minimum distribution required for that year shall be at least equal to the lesser of the balance in the Participant's Custodial Account or the quotient obtained by dividing the balance in the Custodial Account as of the close of business on December 31 of the prior year [reduced, in the case of the year ("Second Distribution Year") following the year in which the Participant reached age 70 1/2, by any distribution made during the Second Distribution Year on or prior to April 1 to satisfy the minimum distribution requirement for the year the Participant reached age 70 1/2 by the life expectancy of the Participant (or, if applicable, the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary), determined as provided in Section 4.6 hereof. Distributions for the year in which a Participant reaches age 70 1/2 will be deemed timely made if made on or prior to April 1 of the succeeding calendar year.
     (c) For purposes of determining the minimum amount required to be distributed under Section 4.3(b) hereof, the balance in the Custodial Account as of December 31 of any year shall be increased by the amount of any Rollover Contribution from another individual retirement account or tax-qualified retirement plan that was received after December 31 and was distributed from such other individual retirement account or a tax-qualified retirement plan on or prior to December 31.
     (d) In the case of a Rollover Contribution or an amount transferred to the Plan pursuant to Section 5 hereof that was distributed (or transferred) from an individual retirement account or tax-qualified retirement plan ("transferor plan") after the April 1 of the year following the year in which the Participant reached age 70 1/2, such assets must be held in a Custodial Account separate from any other Custodial Account from which the Participant is receiving installment payments in accordance with Section 4.3(b) hereof, which payments are being made over a period longer than the period over which the Participant was receiving installment payments from the transferor plan. Distribution from such separate Custodial Account shall begin no later than the year following the year of the rollover or transfer with payments over a period established under the transferor plan. The designated beneficiary under the transferor plan shall be substituted for the Beneficiary designated hereunder if the distribution period for such separate Custodial Account period is determined based on the joint and last survivor life expectancy of the Participant and designated Beneficiary.
     (e) Notwithstanding any other provisions in this Plan, effective for distributions made before the Participant's death, where the distribution period is longer than the Participant's life expectancy and the Participant's spouse is not the Beneficiary, the minimum amount required to be distributed each year, beginning with the year the Participant reaches age 70 1/2, shall be at least the quotient obtained by dividing the balance in the Custodial Account as of the close of business on December 31 of the prior year [reduced, in the case of the year ("Second Distribution Year") following the year in which the Participant reached age 70 1/2, by any distribution made during the Second Distribution Year on or prior to April 1 to satisfy the minimum distribution requirement for the year the Participant reached age 70 1/2] by the lesser of (i) the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary determined as provided in Section 4.6 hereof, or (ii) the applicable divisor determined from the table set forth in Q&A-4 or Q&A-5, as applicable, of Prop. Treas. Reg.
         Section 1.401(a)(9)-2.
4.4  Distribution on Death of Participant.
     (a) If the Participant dies after payment has commenced under Section 4.3 hereof, and on or after the April 1 following the year in which the Participant reached age 70 1/2, the balance in his or her Custodial Account shall be distributed to the Participant's Beneficiary, designated in accordance with Section 4.5 hereof, at least as rapidly as under the method of distribution by which payments were being made to the Participant prior to death.
     (b) If a Participant dies before the April 1 following the year in which the Participant reaches age 70 1/2, the balance in his or her Custodial Account shall be distributed to the Participant's Beneficiary, designated in accordance with Section 4.5 hereof, as the Beneficiary shall elect:
         (i) in a lump sum no later than December 31 of the year that contains the fifth anniversary of the Participant's death or, if later, if the Participant's sole Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have reached age 70 1/2; or
        (ii) in annual or more frequent installment payments over a period certain not to exceed the life expectancy, determined in accordance with Section 4.6 hereof, of the Beneficiary. If the Participant's sole Beneficiary is the Participant's surviving spouse, payments shall commence no later than the later of December 31 of the year following the year in which the Participant died, or December 31 of the calendar year in which the Participant would have reached age 70 1/2. In all other cases, payments shall commence no later than December 31 of the calendar year immediately following the year in which the Participant died. Even if installment payments have commenced pursuant to this option, the Beneficiary may receive a distribution of the balance in his Custodial Account, or any part thereof, upon written request as described in Section 4.1 hereof to the Custodian.
     (c) If a Participant's spouse is named as Beneficiary in accordance with Section 4.5 hereof, then notwithstanding the provisions of Sections 4.4(a) and (b) hereof, the Participant's spouse may elect to treat the interest in the Participant's Custodial Account to which the spouse becomes entitled upon the Participant's death as the spouse's own individual retirement account subject to the distribution provisions of Section 4.3 hereof by execution of a new Application Form establishing the spouse's own Custodial Account not later than the date of filing the Participant's federal estate tax return or, if earlier, the due date (including any extensions) for such return. The determination of whether an election has been made by a Participant's spouse to treat the spouse's portion of death benefits as his or her own individual retirement account will be made in accordance with applicable rulings and regulations.
     (d) Before making any distribution in the case of death of a Participant, the Custodian shall be furnished with such certified death certificates, inheritance tax releases, indemnity agreements and other documents as may be required by the Custodian.
     (e) If a Participant dies before the total amount in the Custodial Account has been distributed and the Participant's Beneficiary is other than the Participant's spouse, no additional cash contributions or Rollover Contributions may be accepted by the Custodian.
     (f) To the extent prescribed by regulation under the Code, for purposes of this Section 4.4, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse, provided the balance in the Participant's Custodial Account when the child reaches the age of majority (or when any other designated event permitted under regulations occurs) will become payable to the surviving spouse.
4.5 Beneficiary Designation. A Participant shall have the right to designate or to change the Beneficiary to receive the balance in the Custodial Account at the time of the Participant's death. Such designation may include contingent or successive Beneficiaries. A Beneficiary designated by a Participant shall select the method by which benefits payable to him or her shall be paid. Designations by a Participant and selection of a distribution method by a Beneficiary shall be subject to the provisions of Section
     4.4 hereof and shall be made on a form provided or permitted by the Custodian. A designation properly completed by a Participant shall be effective upon receipt by the Custodian no later than 30 days after the death of the Participant. If no properly completed Beneficiary designation is received by the Custodian within 30 days after the Participant's death, the Custodial Account shall be distributed in cash or kind, as the Custodian directs, in a lump sum to the Participant's surviving spouse or, if there is no surviving spouse, to the Participant's estate. A selection of distribution method properly completed by a Beneficiary shall be effective upon receipt by the Custodian no later than the earliest of (i) the date the Custodian receives instructions to distribute the Custodial Account of the deceased Participant, which instructions it determines to be in good order, or (ii) December 1 of the year that contains the fifth anniversary of the Participant's death. If the Custodian fails to receive from a Beneficiary a properly completed designation of distribution method within the time prescribed above, the Participant's Custodial Account shall be distributed over the course of five (5) years in substantially equal installments commencing no later than December 31 of the year of the Participant's death.
        The Custodian shall be responsible for determining the identity of persons who qualify as the Beneficiaries entitled to receive distributions upon the death of a Participant and the identity of the person who qualifies as the executor or administrator of the Participant's estate in accordance with applicable regulations. If any person to whom all or a portion of the Participant's interest is payable is a minor, payment of such minor's interest shall be made on behalf of such minor to the person designated by the Participant in his Beneficiary Designation to receive such minor's interest as a custodian under the Illinois Uniform Transfers Act or similar statute. If the Participant does not designate a custodian to receive the minor's interest on behalf of such minor, or if the person designated refuses or is unable to act, the Custodian may in his sole discretion:
     (a) distribute the interest to the legal guardian of such minor; or
     (b) designate an adult member of the minor's family, a guardian or a trust company (including the Custodian), as those terms are defined in the Illinois Uniform Transfers Act, as custodian for such minor under the Illinois Uniform Transfers Act or similar statute and distribute such minor's interest to the person so designated. The person designated as custodian under the Illinois Uniform Transfers Act or similar statute shall hold, manage and distribute such property in accordance with the provisions of such statute.
        The Participant shall be responsible for determining the Beneficiary whose life expectancy is to be used in determining the maximum period of time over which the Custodian Account may be distributed under Section 4.3 or
     4.4 hereof. The designation of such Beneficiary shall be irrevocable as of April 1 of the year following the year in which the Participant attains age 70 1/2. If a Participant designates more than one individual Beneficiary, the Beneficiary (other than a Beneficiary whose receipt of benefits is contingent on the death of a prior Beneficiary) with the shortest life expectancy shall be the Beneficiary whose life expectancy is used to determine the maximum period over which installment distributions may be made from the Custodial Account. If a Participant has a Beneficiary (other than a trust described in the next sentence) that is not an individual, then distributions from the Custodial Account shall not be made under a method that takes into account the life expectancy of a Beneficiary. If a Participant designates a trust as a Beneficiary, and as of the later of the date on which the trust is named as a beneficiary or April 1 of the year following the year in which the Participant attains age 70 1/2, and as of all subsequent times the following requirements are met, the individual beneficiary of the trust having the shortest life expectancy shall be the Beneficiary considered in determining the appropriate Beneficiary life expectancy to be used hereunder:
     (a) There are no beneficiaries of the trust (other than beneficiaries whose receipt of benefits is contingent on the death of a prior beneficiary) who are not individuals.
     (b) The trust is a valid trust under state law, or would be but for the fact that there is no corpus.
     (c) The trust is irrevocable.
     (d) The beneficiaries of the trust who are Beneficiaries with respect to the Custodial Account are identifiable from the trust instrument.
     (e) A copy of the trust is provided to the Custodian.
        The Custodian and its officers, employees, attorneys and agents shall be fully discharged from all liability to any and all persons making a claim to the Participant's Custodial Account under the Plan in relying on evidence by affidavit or otherwise as shall be satisfactory to the Custodian in determining any questions of fact relative to payments under the Plan, including the existence or identity of any Beneficiary or trustee designated by the Participant, the administrator or executor of the Participant's estate or any person authorized to act on behalf of any such person. Further, any amount paid to any such person in accordance with the terms of the Plan shall fully discharge the Custodian for the amount so paid.
4.6  Determination of Life Expectancies.
     (a) General Rule. For purposes of this Section 4, life expectancy and joint and last survivor life expectancy shall be computed by the Participant (and, if applicable after the Participant's death, by the Beneficiary) by using the Tables V and VI life return multiples in Regulation 1.72-9 under the Code. The life expectancy of the Participant and a spouse Beneficiary may be redetermined, but not more frequently than annually. The Participant's election to determine life expectancy will become irrevocable on April 1 of the year following the year in which the Participant reaches age 70 1/2. In the case of distributions pursuant to Section 4.4(b)(ii) hereof, a spousal Beneficiary election to redetermine life expectancy will become irrevocable on the date distributions are required to commence thereunder. If no election concerning redetermination of life expectancy is made by the date such election would be irrevocable, life expectancy will not be redetermined.
     (b) Life Expectancy Not Recalculated. If the life expectancy of the Participant and the Beneficiary are not recalculated, then the following provisions apply to the determination of life expectancy. If distribution is being made under Section 4.3(b) hereof, the life expectancy of the Participant and the Beneficiary shall be determined as of their respective attained ages as of their respective birthdays in the calendar year in which the Participant reached age 70 1/2, reduced by one for each year that has elapsed since the year the Participant reached age 70 1/2. If distribution is being made under Section 4.4(b)(ii) hereof, the life expectancy of the Beneficiary shall be determined as of the Beneficiary's attained age as of his birthday in the calendar year in which distributions are required to commence thereunder, reduced by one for each year that has elapsed since such calendar year.
     (c) If the life expectancy of the Participant and/or a spouse Beneficiary is to be recalculated, then the following provisions shall apply to determine life expectancy, and the Participant (or, if applicable, the spouse Beneficiary) shall be solely responsible for advising the Custodian of the redetermined life expectancy annually, no later than 30 days prior to the beginning of each calendar year in which an installment payment is to be made.
            If distribution is being made under Section 4.3(b) hereof, the Participant's life expectancy (or the joint and last survivor life expectancy of the Participant and his or her spouse Beneficiary) each year beginning with the year in which the Participant reached age 70 1/2, using the Participant's (and, if applicable, the spouse Beneficiary's) attained age as of the Participant's birthday (and, if applicable, the spouse Beneficiary's birthday) in each such year.
            If distribution is being made under Section 4.3(b) hereof and the life expectancy of the Participant but not his or her Beneficiary is being recalculated, the applicable joint and last survivor life expectancy shall be recalculated by using an adjusted age of the Beneficiary. The adjusted age of the Beneficiary shall be determined by reducing the life expectancy of the Beneficiary (determined as of his attained age on his or her birthday in the calendar year in which the Participant reached age 70 1/2) by one for each year that has elapsed since the calendar year in which the Participant reached age 70 1/2, and locating the age that corresponds to that life expectancy (rounded to the next highest integer, if not a whole number of years) in Table V of Regulation 1.72-9 under the Code.
            If distribution is being made pursuant to Section 4.4(b)(ii) hereof and the life expectancy of the Participant's spouse Beneficiary is being recalculated, the life expectancy of the spouse Beneficiary will be determined based on her attained age as of her birthday in the calendar year in which distributions are required to commence to her under Section 4.4(b)(ii) hereof.
            Upon the death of the Participant or the Beneficiary, the recalculated life expectancy of the decedent will be reduced to zero in the calendar year of death. The balance in the Custodial Account must be distributed prior to the last day of the calendar year in which the last applicable life expectancy is reduced to zero.
4.7 Distributions in Accordance with Regulations. In all cases, distributions hereunder are not permitted except in accordance with applicable regulations promulgated by the Secretary of the Treasury.

SECTION 5 - TRANSFERS AND ROLLOVER CONTRIBUTIONS

5.1 Transfers. Any person may adopt the Plan for the sole purpose of transferring to the Custodian in cash or, with the consent of the Custodian, in kind, any part of the assets of an individual retirement account (but not a SIMPLE document) held for the person's benefit by another custodian, trustee or insurance company; provided however, that the Custodian may elect not to accept a transfer unless it is preceded by asset transfer instructions satisfactory to the Custodian. In case of assets transferred to the Plan and held in a separate Custodial Account in the year the Participant reaches age 70 1/2 or in any subsequent year as provided in Section 4.3(d) hereof, the asset transfer instructions must be accompanied by a Distribution Request Form and a Beneficiary Form applicable to the transferred assets computed in accordance with the distribution method in effect under the transferor individual retirement account. Transfers from the Custodian to a successor custodian or trustee shall be made in accordance with
     Section 6.4 hereof.
5.2 Rollover Contributions to the Plan. Any person may adopt the Plan for the sole purpose of making a Rollover Contribution (but not from a SIMPLE plan) in cash or, with the consent of the Custodian, in kind, in an amount of not less than $500 (unless waived or reduced by Stein Roe & Farnham); provided however, that the Custodian may elect not to accept a Rollover Contribution unless rollover contribution instructions satisfactory to the Custodian are provided at the time the Rollover Contribution is made or at such later date as the Custodian may permit. A person adopting the Plan for the sole purpose of making a Rollover Contribution shall be treated as a Participant under the Plan for all purposes. If the Rollover Contribution was distributed from the distribution plan after April 1 of the year following the year in which the Participant reaches ages 70 1/2 and the Rollover Contribution is held in a separate Custodial Account as provided in Section 4.3(d) hereof, the Rollover Contribution instructions must be accompanied by a Distribution Request Form and a Beneficiary Form applicable to the amount rolled over computed in accordance with the distribution method in effect under the distribution plan.
5.3 Rollover Contributions from the Plan. On, or as soon as reasonably possible after, the date the Custodian receives from a Participant a Distribution Request Form provided or permitted by the Custodian, or at a future date specified in the Form which shall be within a reasonable time after the date the Custodian receives it, stating that the Participant wishes to make a Rollover Contribution from the Plan, the Custodian shall distribute such amount from the Participant's Custodial Account as the Participant shall direct in a manner consistent with the prospectus(es) of the Mutual Fund(s) in which the Custodial Account is invested. The Custodian may make such distribution to the Participant without inquiry as to whether the statements made by the Participant in the Distribution Request Form are correct, and in no event shall the Custodian or any officers, employees, attorneys or agents of the Custodian be liable for any costs, expenses, or income or excise taxes which might arise by virtue of the Custodian's making such distribution. The Participant represents and warrants that all directions contained within the Distribution Request Form shall be and are in accordance with the terms of the Plan.

SECTION 6 - ADMINISTRATION

6.1 General. Except as provided herein, the Plan shall be administered by the Participant, who shall have sole responsibility for the operation of the Plan in accordance with its terms and shall determine all questions arising out of the administration, interpretation, and application of the Plan (which determination shall be conclusive and binding on all persons). The Participant also shall have sole authority on behalf of any and all persons having or claiming any interest in the Participant's Custodial Account. The Participant shall have the sole authority and responsibility to determine the amount of the contributions (except for SEP Contributions, which shall be the responsibility of both the Participant and the Participant's employer) and distributions to be made under the Plan -- neither the Custodian nor any other person shall be responsible therefor, or for any consequences to the Participant resulting from making of contributions which are in excess of those permitted, or the failure to make distributions required, under the Plan or Code. In no event shall the Custodian, or any of its officers, employees, attorneys or agents be liable for any such costs, expenses, income taxes or excise taxes that might accrue by virtue of a failure to comply with the requirements of the Plan or the Code.
        The Participant intends that the Custodial Account under the Plan shall qualify and be tax exempt under section 408 of the Code, but if it should ever not so qualify, all assets held in the Custodial Account shall be distributed to the Participant in accordance with the termination provisions of Section 8 hereof. Until advised to the contrary, the Custodian may assume the Custodial Account is so qualified and tax exempt.
6.2 Establishment of Custodial Account. The Custodian shall establish and maintain a Custodial Account for the Participant whose interest therein shall immediately become, and at all times shall remain, nonforfeitable.
        The Participant shall promptly notify the Custodian in writing of any changes in the Participant's name or address. The Participant warrants that at no time shall any part of the assets of the Custodial Account, after deducting any expenses properly chargeable to the Custodial Account, be used for or diverted to purposes other than for the exclusive benefit of the Participant and his or her Beneficiaries.
6.3 Reports of Custodian. The Custodian shall keep accurate and detailed records of all receipts, disbursements and other transactions relating to the Custodial Account. As soon as practicable after the close of each taxable year (or after the Custodian's resignation or removal pursuant to Section
     6.4 hereof) and whenever required by the Code, the Custodian shall deliver to the Participant a written report reflecting receipts, disbursements and other transactions effected in the Custodial Account during such period, and fair market value of the assets and liabilities of the Custodial Account as of the close of such period.
        The Custodian shall keep such records, make such identifications and file with the Internal Revenue Service such returns and other information concerning the Custodial Account as may be required of it under the Code or forms adopted by the Treasury Department thereunder. Further, the Participant and the Custodian shall furnish to each other such information relevant to the Plan and Custodial Account as may be required by the Code or such forms.

     Unless the Participant sends the Custodian written objection to a report within 60 days of delivery, the Participant shall be deemed to have approved such report and the Custodian and its officers, employees, attorneys and agents shall be forever released and discharged from all liability and accountability to anyone with respect to their acts, transactions, duties and obligations or responsibilities as shown on, or reflected by, such report. Nothing in the Plan shall prevent the Custodian from having its accounts judicially settled by a court of competent jurisdiction.
6.4 Registration or Removal of Custodian. The Custodian may resign at any time upon 30 days' notice in writing to the Participant and to Stein Roe & Farnham and may be removed by the Participant (or Stein Roe & Farnham as agent for the Participant) at any time upon notice in writing to the Custodian. Upon such resignation or removal, the Participant (or Stein Roe & Farnham as agent for the Participant) shall appoint a successor custodian, which successor shall be a "bank" as defined in section 401(d) of the Code or such other person who demonstrates to the satisfaction of the Secretary of the Treasury or his delegate that the manner in which such other person will administer the Custodial Account will be consistent with the requirements of section 408 of the Code. Upon receipt by the Custodian of written acceptance of such appointment by the successor custodian, the Custodian shall transfer and pay over to such successor the assets of the Custodial Account and all records pertaining thereto. However, the Custodian shall, if the transfer occurs in the year the Participant reaches age 70 1/2 or any subsequent year, distribute to the Participant any amount required to satisfy the minimum distribution requirements for the year of transfer, as provided in
     Section 4. Further, the Custodian is authorized to reserve such sum of money as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Custodial Account, or on or against the Custodian, with any balance of such reserve remaining after the payment of such items to be paid over to the successor custodian. The successor custodian shall hold the assets paid over to it under terms similar to those of the Agreement that qualify the Custodial Account under section 408(h) of the Code.
        If, within 30 days after the Custodian's resignation or removal the Participant (or Stein Roe & Farnham as agent for the Participant) has not appointed a successor custodian which has accepted the appointment, the Custodian shall, unless it elects to terminate the Custodial Account pursuant to Section 6.5, appoint such successor itself. The Custodian shall not be liable for the acts or omissions of any successor custodian whether or not the Custodian makes such appointment itself.
6.5 Termination of Account. The Custodian may elect to terminate the Custodial Account if, within 30 days after its resignation or removal pursuant to Section 6.4, the Participant (or Stein Roe & Farnham as agent for the Participant) has not appointed a successor custodian which has accepted such appointment. Termination of the Custodial Account shall be effected by distributing all assets thereof to the

     Participant pursuant to the written direction of the Participant (who represents and warrants that such directions shall be in accordance with the provisions of the Plan) or, if the Participant fails or is unable to give such directions, such distribution shall be effected in such manner as is determined by the Custodian, in each instance in accordance with and subject to the provisions and limitations of the Plan. Upon the completion of such distribution, the Custodian shall be relieved from all further liability with respect to all amounts so paid.
6.6 Other Matters Concerning the Custodian. To the extent permitted by federal law, the Custodian shall not be responsible in any way for the collection of contributions provided for under the Plan, the purpose or propriety of any distribution made pursuant to Section 4 hereof, or any other action taken at the Participant's direction. The Custodian shall also not have any duty or responsibility to determine whether information furnished to it by the Participant is correct or whether amounts contributed to the Custodial Account are tax deductible or whether amounts distributed from the Custodial Account are subject to income or excise tax or any other tax whatsoever. To the extent permitted by federal law, nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any powers, duties or responsibilities on the Custodian other than those set forth herein. The Custodian and its officers, employees, attorneys and agents shall be indemnified and saved harmless by the Participant (and the legal representatives, heirs, successors or agents) and from the Custodial Account from and against any and all personal liability arising from actions taken at the Participant's direction, and from any and all other liability whatsoever that may arise in connection with the administration of the Plan, except the obligation of the Custodian to perform in accordance with the provisions of the Plan and with respect to the Custodial Account unless the Participant shall furnish the Custodian with instruction in proper form and such instruction shall have been specifically agreed to by the Custodian. The Custodian shall be under no duty to defend or engage in any suit with respect to the Custodial Account unless the Custodian shall have first agreed in writing to do so and shall have been fully indemnified to the satisfaction of the Custodian. The Custodian shall be protected in acting upon any order or direction from a Participant (including any order or direction permitted by and in accordance with and subject to the terms and conditions of the Telephone Exchange Privilege, if applicable) or any other notice, request, consent, certificate, or other instrument on paper believed by it to be genuine and to have been properly executed (including Beneficiary Designations received from a Participant) and, so long as it acts in good faith, in taking or omitting to take any other action.
        The Custodian is authorized to allocate fiduciary responsibilities and duties between or among itself and any other fiduciary or fiduciaries, if any, and to delegate any of its ministerial, clerical or administrative functions to or among such persons as it shall deem appropriate; provided however, that in no event shall the Custodian either allocate or delegate its responsibilities and duties for the management of assets held in the Custodial Account except for Participant-directed investments of large Custodial Accounts under Section 7.3 hereof.

        The Custodian may allocate or delegate any of its responsibilities and duties hereunder by following a procedure pursuant to which it shall (1) allocate or delegate its responsibilities and duties in a written agreement between it and each person to whom such responsibilities and duties are allocated or delegated (which agreement shall describe the nature and the extent of such allocation or delegation), and (2) specify in writing to the Participant the name of the person or persons to whom such responsibilities and duties are allocated or delegated, the nature and extent of the responsibilities and duties that are allocated or delegated and the terms and conditions of such allocation or delegation, including compensation therefor (if any). The Custodian shall not be liable for any act or omission of the person or persons to whom such responsibilities and duties are allocated or delegated.

SECTION 7 - INVESTMENT OF PLAN ASSETS

7.1 General. Except as otherwise permitted under Section 7.3 hereof, contributions by or on behalf of a Participant shall be invested by the Custodian solely in the Mutual Funds the Participant or the Beneficiary (or the duly authorized agent of either of them) shall elect on a form provided or permitted by the Custodian. At such times as the Participant or the Beneficiary (or the duly authorized agent of either of them) shall deem appropriate, changes of investment may be made by written instruction to the Custodian on such form as is provided or permitted by the Custodian. If the Telephone Exchange Privilege has been elected on the Application Form, such changes may be made by telephone or such other means of communication permitted by, and in accordance with, the terms and conditions of the Telephone Exchange Privilege. No change shall be effective until received by the Custodian and, once effective, shall remain in effect until properly changed. If a Participant or a Beneficiary (or duly authorized agent of either of them) fails to properly direct the investment of the Custodial Account, such Participant's Custodial Account shall be invested in shares of the Mutual Fund specified in the Application Form for such circumstances. Instructions concerning the investment of the assets held in a Custodial Account shall be executed by the Custodian on, or as soon as reasonably practicable after, the date the Custodian receives instructions in proper form.
        The Participant warrants that no investment made pursuant to his or her direction under this Section shall cause the Custodial Account to lose its exemption as provided in section 408(e)(2) of the Code.
        The assets of a Custodial Account shall not be commingled with other property except in a common trust fund or a common investment fund and shall not be invested in life insurance contracts or in "collectibles" as defined in section 408(m) of the Code.
7.2 Mutual Fund Investments. Plan assets invested in shares of the Mutual Fund(s) shall be made in accordance with, and shall be subject to, the provisions of the prospectus(es) of such Mutual Funds(s) and such shares shall be registered in the name of the Custodian or its nominee until distributed. The Participant for whom such shares are acquired shall be the beneficial owner of such shares.

        Except as otherwise provided herein, all income dividends and capital gain distributions paid on Mutual Fund shares held in a Custodial Account shall be invested in accordance with the Mutual Funds' prospectuses unless the Participant instructs the Custodian to invest the income dividends and capital gains distributions in another Mutual Fund within the Participant's IRA. If any distribution may be received in shares, cash or other property at the election of the shareholder, the Custodian shall elect to make such distribution in shares in accordance with the Mutual Funds' prospectuses. If over age 59 1/2, a Participant may elect to receive income dividends and capital gain distributions in cash as part of a distribution from the Custodial Account.
        The Mutual Funds in which the assets held in the Custodial Account are invested shall furnish to the Custodian, and the Custodian shall promptly deliver to the Participant, confirmation of all investments, changes of investment and investments of distributions paid with respect to Mutual Fund shares held in the Participant's Custodial Account and all notices, prospectuses, financial statements, proxies, and proxy soliciting materials relating to such shares. To the extent required, the Custodian or its nominee shall sign such proxies as record owner of such shares, but shall not otherwise vote them except in accordance with the written instructions of the Participant. Delivery by the Custodian of any of these items to the Participant shall be deemed to be on the date such items are mailed by the Custodian to the Participant at the Participant's last address of record (or to such other address as the Participant shall direct); provided however, that anything herein to the contrary notwithstanding, such delivery by the Custodian shall be in compliance with the minimum requirements of applicable securities laws.
7.3  Investment of Large Custodial Accounts.
     (a) Notwithstanding the provisions of the Plan to the contrary, a Participant who has a Custodial Account with a balance of not less than $250,000 (unless waived or reduced by Stein Roe & Farnham) may, if so elected on a form acceptable to the Custodian, direct the Custodian in writing to invest such Custodial Account and income therefrom in such stocks, bonds, notes, shares of other mutual funds registered under the Investment Company Act of 1940, as amended, or other property, real or personal, as the Participant deems appropriate. However, if the value of the Custodial Account shall at any time be less than $100,000 (unless waived or reduced by Stein Roe & Farnham), the investment of the Custodial Account shall be limited to the Mutual Funds. Further, any amount invested pursuant to this Section in an investment, other than securities traded on a national stock exchange or in the over-the-counter market, shall be subject to the prior written agreement of the Custodian, and not less than 50 percent (unless waived or reduced by Stein Roe & Farnham) of the Participant's Custodial Account shall be invested in the Mutual Funds and/or be subject to an Investment Advisory Agreement between the Participant and Stein Roe & Farnham.
     (b) The Custodian may charge the Custodial Account of the Participant who elects to invest the Custodial Account pursuant to this Section such fees as the Custodian and the Participant may from time to time agree in writing.
     (c) Subject to the direction of the Participant, the Custodian shall have the following powers with respect to a Custodial Account invested pursuant to this
         Section:
         (i) to invest all or any portion of the Custodial Account in investment contracts issued by an insurance company, including, but not limited to, guaranteed income contracts, immediate participation guarantee contracts, group annuity contracts and deposit administration contracts, and to excise all rights under such contracts in the manner directed by the Participant; provided that, notwithstanding the foregoing, no such investment shall be made in life insurance contracts or in any other investment which would cause the Participant's Custodial Account to lose its exemption as provided in section 408(e)(2) of the Code;
        (ii) to keep, in its sole discretion, such portion of the Custodial Account in cash balances (regardless of whether interest is paid on such balances) with a bank or trust company (including the Custodian) as the Custodian may from time to time deem to be in the best interest of the Participant, and the Custodian shall not be liable for any loss of interest on cash so held; provided, however, that any cash balances held by the Custodian shall bear a reasonable rate of interest;
       (iii) to sell, exchange, convey, transfer or otherwise dispose of any property held by it by private sale or contract or by public auction, and no person dealing with the Custodian shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;
        (iv) to vote (or refrain from voting), either in person or by general or limited proxy, any securities; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in reorganizations or other changes affecting corporate securities and delegate discretionary power and to pay any assessments or charges in connection therewith; and to generally exercise any powers of any owner with respect to stocks, bonds, securities or other property (other than shares of Mutual Funds) held in the account;
         (v) to make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;
        (vi) to register any investments made pursuant to this
             Section in its own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Custodian shall at all times show that all such investments are part of the Participant's Custodial Account;
       (vii) to employ, and pay compensation to, suitable agents, custodians, counsel and accountants as the Custodian deems necessary or desirable to manage or protect the Custodial Account, and if the Custodian shall employ counsel, the Custodian shall be fully protected in acting on the advice of such counsel; and
      (viii) to do all acts, whether or not expressly authorized, which the Custodian may deem necessary or proper for the protection of the property held hereunder.

SECTION 8 - AMENDMENT AND TERMINATION

The Participant may amend the Application Form or terminate the Custodial Account and Stein Roe & Farnham may, as agent for the Participant, amend the Plan (including retroactive amendment of the Plan), by delivering to the Custodian a signed copy of such amendment or a notice of termination; provided however, that the Custodian's duties may not be increased without its written consent. By mutual agreement, Stein Roe & Farnham and the Custodian may change the Custodial Fees set forth in the Application Form upon 45 days' written notice to the Participant.
     In the event that the Participant amends the Plan, other than by amending the Application Form, the Participant's Plan shall no longer be considered as approved by the Internal Revenue Service as adoption of this prototype IRA Plan.
     No amendment or termination shall be effective if it would cause or permit any part of the Custodial Account to be diverted to purposes other than for the exclusive benefit of the Participant (and the Participant's Beneficiaries) and no retroactive amendment shall be effective if it deprives any Participant of any benefit to which the Participant was entitled under the Plan by reason of contributions made before the amendment, unless such amendment is necessary to conform the Plan to, or satisfy the requirements of, the Code.

SECTION 9 - MISCELLANEOUS

9.1 Status of Participants. Neither the Participant nor any other person shall have any legal or equitable right against the Custodian or Stein Roe & Farnham, except as provided herein.
9.2 Loss of Exemption of Custodial Account. If the Custodian receives notice that the Participant's Custodial Account has lost its tax-exempt status under section 408(e)(2) of the Code for any reason, including by reason of a transaction prohibited by section 4975 of the Code, the Custodian shall distribute to the Participant the entire balance in the Custodial Account, in cash or in kind, in the sole discretion of the Custodian no later than 90 days after the date the Custodian receives such notice.
9.3 Payment of Taxes, Expenses and Custodial Fees. The Custodian shall pay out of the Custodial Account any income, gift, estate or inheritance taxes or other tax of any kind whatsoever that may be levied upon or assessed against or in respect of the Custodial Account (other than transfer taxes), and any expenses of investment management or investment advisory services rendered to the Custodial Account, and at its option, collect any amounts so charged from the amount of any contribution to be credited to or distribution to be made from the Custodial Account or by sale or liquidation of the assets credited to such account. If the assets of the Custodial Account are insufficient to satisfy such charges, the Participant shall pay any deficit therein to the Custodian.
        Any transfer taxes incurred by the Custodian in connection with the investment and reinvestment or transfer of the assets of the Custodial Account and all other administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal service rendered to the Custodian and such compensation to the Custodian as may be established from time to time by the Custodian, shall be collected by the Custodian from the amount of any contribution credited to or distribution to be made from the Custodial Account or by sale or liquidation of the assets credited thereto.
        Until otherwise changed in accordance with the terms of
     Section 8 hereof, the Custodian shall receive fees for its services with respect to a Participant's Custodial Account as set forth in the Application Form and shall receive such additional fees as may be agreed upon by it and the Participant from time to time for its services in connection with investments made pursuant to Section 7.3 hereof.
        Payment of any taxes, expenses or Custodial fees described in this Section may also be paid directly by, or on behalf of, the Participant subject to agreement by the Custodian.
9.4 Gender and Number. Except where the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural. In Section 3.3(c) and 4.4 hereof, feminine terms shall be deemed to include the masculine.
9.5 Other Conditions. A Participant, by participating in the Plan, expressly agrees that he shall look solely to the assets of the Custodial Account for the payment of any benefits to which he or she is entitled under the Plan. The benefits provided under the Plan shall not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, and any attempt to do so shall not be recognized, except by the Custodian for the taxes, expenses and Custodial fees described in Section 9.3 hereof and except to such extent as may be required by law. The Plan and any forms provide by the Custodian, including the Beneficiary Designation filed pursuant to Section 4.5 and all property rights of the Participant under the Plan, shall be construed, administered, and enforced according to the laws of the State of Illinois, other than its laws with respect to choice of laws, except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended.

Internal Revenue Servic                Department of the Treasury

Plan Name: IRA Custodial Account       Washgton, DC  20224
FFN: 50153960000-001   Case: 9670156   EIN: 36-3447638
Letter Serial No: 0100035d

                                 Person to Contact: Ms. Arrington
STEIN ROE & FARNHAM INC.
                                 Telephone Number: (202) 622-8173
ONE SOUTH WACKER STREET
                                 Refer Reply to:  CP:E:EP:T2
CHICAGO, IL 60606
                                 Date:   09/19/96


Dear Applicant:

In our opinion, the amendment to the form of the prototype trust, custodial account or annuity contract identified above does not adversely affect its acceptability under section 408 of the Internal Revenue Code, as amended by the Tax Reform Act of 1986.

Each individual who adopts this approved plan will be considered to have a retirement savings program that satisfies the requirements of Code section 408, provided they follow the terms of the program, do not engage in certain transactions specified in Code section 408(e), and, if the arrangement is a trust or custodial account, the trustee or custodian is a bank within the meaning of Code section 408(n) or has been approved by the Internal Revenue Service pursuant to Code section 408(a)(2). Please provide a copy of this letter to each person affected.

The Internal Revenue Service has not evaluated the merits of this savings program and does not guarantee contributions or investments made under the savings program. Furthermore, this letter does not express any opinion as to the applicability of Code section 4975, regarding prohibited transactions.

Code section 408(I) and related regulations require that the trustee, custodian or issuer of a contract provide a disclosure statement to each participant in this program as specified in the regulations. Publication 590, Tax Information on Individual Retirement Arrangements, gives information about the items to be disclosed. The trustee, custodian or issuer of a contract is also required to provide each adopting individual with annual reports of savings program transactions.

Your program may have to be amended to include or revise provisions in order to comply with future changes in the law or regulations.

If you have any questions concerning IRS processing of this case, call us at the above telephone number. Please refer to the File Folder Number (FFN) shown in the heading of this letter. Please provide those adopting this plan with your telephone number, and advise them to contact your office if they have any questions about the operation of this plan.

You should keep this letter a permanent record. Please notify us if you terminate the form of this plan.

                         Sincerely yours,


                         Signature
                         Chief, Employee Plans Technical Branch 2

The Stein Roe Mutual Funds

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund


Stein Roe Mutual Funds
P.O. Box 8900
Boston, Massachusetts 02205-8900
1-800-338-2550
http://www.steinroe.com

In Chicago, visit our Fund Center at One South Wacker Drive, 32nd
Floor

Liberty Securities Corporation, Distributor
Member SIPC

IRAPD 7/97

[STEIN ROE MUTUAL FUNDS LOGO]

IRA APPLICATION
Prototype Plan No. D100035d dated September 19, 1996

Use this application to establish an Individual Retirement Account
(IRA) in a Stein Roe Mutual Fund. If you have any questions, please call us at 800-338-2550.

1  PARTICIPANT
Please complete a separate form for each type of IRA you wish to establish.

______________________________________________________________
First name           Middle initial            Last name
______________________________________________________________
Street Address
______________________________________________________________
City                        State                Zip code
______________________________________________________________
Daytime telephone                   Evening telephone
______________________________________________________________
Social security number          Date of Birth

_____________________________ as custodian for the above
Name of one custodian only* (if above participant is a minor)

participant under the ________________________________________
                      Minor state of residence (if applicable)

Uniform Gifts (Transfers) to Minors Act.

*The custodian is the individual responsible for managing the account until the minor reaches the age of majority (18 or 21, depending upon the state). The individual acting as custodian needs to complete the above line and sign the application (Section 9).

2  CONTRIBUTION TYPE
Please select one contribution type. The initial investment minimum is $500 per fund account, except for a SEP-IRA. Please refer to the Plan Booklet for an explanation of each contribution type. Enclose a check payable to Stein Roe Mutual Funds for at least $500, unless you are making an IRA asset transfer.

[  ] A.  Contribution to Regular IRA
         Contribution is for current year unless you specify different year: 19__
[  ] B.  SEP-IRA
[  ] C.  Asset Transfer
         Complete Section 11.
[  ] D.  Conduit/Segregated IRA Rollover Account

[  ] E.  Rollover
         I have enclosed a check payable to Stein Roe Mutual Funds in the amount of $_____
         This represents a rollover from:
            [ ] IRA
            [ ] SEP-IRA
            [ ] Spousal IRA
            [ ] 403(b) Plan
            [ ] Transfer Incident to Divorce from IRA/Tax-
                qualified Plan
            [ ] Spousal Death Benefit
         Distribution from Tax-qualified Plan
            [ ] Direct Rollover
            [ ] Other
                Date qualifying distribution was made*: ______

*This may not be more than 60 days prior to date SteinRoe Services Inc. receives your Rollover Contribution.

3  INVESTMENT OF CONTRIBUTIONS
Please select your investments. If you do not choose a Fund, your contributions will be invested in Stein Roe Cash Reserves
Fund, a money market fund.

Stein Roe Fund                  IRA
---------------------------------------
Government Reserves Fund      $______
Cash Reserves Fund             ______
Government Income Fund         ______
Intermediate Bond Fund         ______
Income Fund                    ______
High Yield Fund                ______
Balanced Fund                  ______
Growth & Income Fund           ______
Growth Stock Fund              ______
Young Investor Fund            ______
Special Fund                   ______
Growth Opportunities Fund      ______
Special Venture Fund           ______
Capital Opportunities Fund     ______
International Fund             ______
Emerging Markets Fund**        ______
Total Contributions           $
                               ======
**To discourage short-term trading, there is a 1 percent redemption fee imposed on the sale of shares held for less than 90 days.

4  AUTOMATIC INVESTMENT PLAN
Please allow 3 weeks to establish this option.

[ ] A. Regular Investment. This privilege allows you to make current year contributions to your IRA directly from your bank checking or savings account by electronic transfer. Please be sure the amount you specify does not exceed your maximum permissible annual contribution amount.

________________________________________________________________
Fund name           Account number                Amount
                      (or "new")           ($50 monthly minimum)
________________________________________________________________
Fund name           Account number                Amount
                      (or "new")           ($50 monthly minimum)
________________________________________________________________
Fund name           Account number                Amount
                      (or "new")           ($50 monthly minimum)

I authorize Stein Roe Mutual Funds to draw on my bank account to purchase shares for the account(s) listed above (check one box only):

[ ] Monthly  [ ] Quarterly  [ ] Every 6 months  [ ] Annually

These purchases should be made on or about the:[ ] 5th or [ ] 20th day of the month

Please begin: [ ] Immediately or [ ] ______ specify month

[ ] B. Special Investments. You can also purchase shares by telephone and pay for them by electronic transfer from your bank account on request. Check the box above for this option, which saves you the trouble and expense of arranging a wire transfer or writing a check. Please also complete the bank information below ($50 minimum; $100,000 maximum)

IRA contributions made through the Automatic Investment Plan will be credited as a contribution for the year in which the shares are purchased. You are solely responsible for adhering to applicable contribution limitations.

Bank Information      [ ] Checking   [ ] Savings
_________________________________________________________
Name of bank
_________________________________________________________
Street address of bank
_________________________________________________________
City                   State                    Zip code
_________________________________________________________
Name(s) on bank account
_________________________________________________________
Bank account number                  ACH routing number

Attach a voided check to this form and verify the above information with your bank.

5  AUTOMATIC EXCHANGE PLAN*
With this privilege you can authorize Stein Roe to regularly exchange shares from one Stein Roe Fund to another with the same account registration. A $500 minimum applies to each new account.
_________________________________________________________
Redeem shares from (Fund Name)          Account number
_________________________________________________________
Amount ($50 monthly minimum)
_________________________________________________________
Purchase shares in (Fund name)         Account number
                                         (or "new")

Check one box below and fill in dates between the 1st and 28th of the month:
[ ] Twice monthly on the ___ and ___ beginning ______________
                                               specify month
[ ] Monthly on the _____ beginning _________________
                                      specify month
[ ] Quarterly on the ________  of ___________________
                                   list four months
[ ] Twice yearly on the ______ of ___________________
                                   list two months
[ ] Annually on the _________ of ___________________
                                   specify month

6  TELEPHONE EXCHANGE*
Unless you check the box below, you are electing to have the privilege to exchange shares between your IRA accounts by telephone.

[ ] I do NOT want the telephone exchange privilege.

Anyone who is supplied with the proper account information can make telephone exchanges on your behalf. You may make up to four round trip telephone exchanges every 12 months. A round trip is the exchange from one Fund to another, and back again. Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply.

7 CUSTODIAL ACCOUNTS OF $250,000 OR MORE
If you are establishing an IRA by transfer or rollover of an amount of at least $250,000, you may select investments other than the Stein Roe Mutual Funds in accordance with the terms of the Plan by checking the following box and attaching a separate letter of investment instructions. [ ]

8  DIVIDEND DISTRIBUTION OPTION*
Dividends and capital gains will automatically be reinvested into your IRA fund account. If you would like to have your dividends and capital gains distributions invested in a different Stein Roe
Mutual Fund within your IRA, please complete this section.

Note: The Fund into which you direct your dividends or capital gains must be registered exactly the same as your current account registration.

A.  Reinvest my [ ] dividends into
                [ ] capital gains into
Fund name: ____________________________
Account number: ________________________ (or "new")

B.  Pay in cash to address of record.*

       [ ] dividends    [ ] capital gains

*If you are 59 1/2, you can elect to have your dividends/capital gains paid in cash to the address of record.

9  SIGNATURE
Sign exactly as your name is printed in Section 1.

I hereby adopt the Stein Roe Funds Individual Retirement Account Plan and appoint First Bank, N.A. to serve as Custodian as provided therein. I have read the Plan documents, including the General Provisions on the reverse side of this form, and agree to be bound by their terms. I have received the current prospectus(es) of the Fund(s) in which my initial contribution is to be invested and agree to be bound by their terms.

Unless I have declined the Telephone Exchange Privilege in Section 6, I have authorized any Fund the shares of which are purchased for my IRA, and SteinRoe Services Inc., transfer agent for the Fund(s) and agent for my IRA Custodian (the "Stein Roe Parties") to act upon instructions received by telephone to exchange shares held for shares of any other Stein Roe Fund. I agree that no Stein Roe Parties will be liable for any loss, injury, damage or expense as a result of action upon, and will not be responsible for the authenticity of any telephone instructions, and will hold the Stein Roe Parties harmless from any loss, claims or liability arising from its or their compliance with these instructions. Accordingly, I understand that I will bear any risk of loss resulting from unauthorized instructions. I understand that the Stein Roe Parties employ reasonable procedures to confirm that telephone instructions are genuine.

Signature: ____________________________
Date: _________________________________

10  CUSTODIAN ACCEPTANCE
The undersigned, First Bank, N.A., by separate agreement and the below signature, offers to serve as Custodian in accordance with the Stein Roe Funds Individual Retirement Account Plan once this Application form has been properly completed and delivered (or mailed) to the Custodian. If relating to an asset transfer, the undersigned accepts the appointment as successor Custodian of the above referenced account(s) and directs the resigning custodian to liquidate the assets and remit as described above.

OFFER TO SERVE AS CUSTODIAN:
First Bank National Association

By: TERRY S. RICHTER

11 IRA Asset Transfer Information
Please complete this section only if you are making an IRA asset transfer. Please consult the resigning custodian to determine if there are any special requirements (e.g. signature guarantee) you must meet before making an asset transfer.

Resigning Custodian Information
_________________________________________________________
Resigning custodian
_________________________________________________________
Street address or P.O. box
_________________________________________________________
City                       State             Zip code
_________________________________________________________
Account representative
_________________________________________________________
Daytime telephone
_________________________________________________________
Account name and number to be transferred

Type of IRA Transferred to Stein Roe
      [ ] Regular        [ ] Rollover        [ ] SEP-IRA

If you are making an IRA asset transfer, please complete the form on the reverse side.

*Redemption Fee
Although Stein Roe Emerging Markets Fund is 100 percent no-load, with no 12b-1 fees and no sales charges, there is a 1 percent redemption fee imposed on the sale of shares held for less than 90 days to discourage short-term trading.

Transfer Instructions (continued from previous page)
Please liquidate all assets (or $ ___________) in the above-referenced account on ____________ (if no date, liquidate immediately) and remit proceeds payable to Stein Roe Mutual Funds for the IRA of the individual listed in Section 1 to the following address:

Stein Roe Mutual Funds
P.O. Box 8900
Boston, MA 02205-8900

If your IRA is invested in a certificate of deposit (C.D.) and the IRA C.D. investment matures in less than 15 days, please notify your custodian that we will be sending asset transfer instructions. If your IRA C.D. investment matures in more than 30 days, please check with your custodian to determine if a penalty will apply for early liquidation.

Signature For Asset Transfer
_____________________________
Sign here and in Section 9

Signature Guarantee (May be required by resigning custodian. Please contact resigning custodian for instructions.)

Signature Guaranteed by:
_________________________________________________________
Name of institution
_________________________________________________________
Name of authorized officer
_________________________________________________________
Signature of authorized officer

Guarantor's Stamp:

Stein Roe account representatives are available weekdays from 7 a.m. to 8 p.m. and weekends from 8 a.m. to 2 p.m.(Central Time)

If you have any questions, please call us toll free at 800-338-
2550

Please return this completed form to:
Stein Roe Mutual Funds
P.O. Box 8900
Boston, MA  02205-8900

General Provisions

1. Plan Establishment.
   Your IRA will be established when SteinRoe Services Inc.
   receives your properly completed form. If you fail to complete this form properly, the establishment of your IRA may be delayed.

2. Charges and Fees.
   Custodial Fees. Your IRA is subject to custodial fees as provided in the IRA Plan. These custodial fees will be paid by converting Fund shares in IRA accounts to cash, as determined by Stein Roe Mutual Funds. In general, these fees are for the maintenance of your IRA account(s) - Stein
   Roe Mutual Funds are no-load funds and no fees are charged based on your contributions. SteinRoe Services Inc. performs most of the ministerial functions in maintaining Fund accounts. As a result, it receives a substantial portion of your IRA custodial fees. Following are descriptions of custodial fees for Stein Roe IRA accounts. These fees may be changed upon 45 days' written notice to you. The Custodian also reserves the right to waive or reduce any of its charges or fees.
1. Fund Account Annual Maintenance Fee: $10 (maximum $30)
   For IRA accounts for which the aggregate balance of all Fund accounts is less than $10,000 on the valuation date, a Fund account Annual Maintenance Fee will apply. A fee of $10 will be charged for each Fund account maintained by you during any part of the subject calendar year - limit three Fund accounts. Stein Roe Mutual Funds will determine which Fund accounts are charged.
2. Distribution fee: $10
   For IRA accounts, a distribution fee will be charged for each distribution from a Fund account - in the case of installment payments, however, this fee is charges only at the time the installment plan is established.
3. Termination fee: $10
   For all IRA accounts, a termination fee will be charged for each Fund account liquidated in connection with the termination or transfer of your IRA. This fee is not applicable to accounts which are distributed pursuant to an installment plan.
4. Other Services
   For all IRA account for which the Custodian is required to perform services not ordinarily provided under the Plan, including making participant-directed investments of large Custodial accounts of $250,000 or more pursuant to Section 7.3 of the Plan, the Custodian may charge such additional fees as are appropriate.

3. Telephone Inquiry Responses.
   The Funds in which contributions by you or on your behalf are invested and SteinRoe Services Inc., as transfer agent for the Funds and as agent for the Custodian of the Plan, are authorized to respond to any written inquiries from you and any telephonic inquiries (WHETHER FROM YOU OR ANY PERSON) relating to the status of your IRA and none of the Funds, SteinRoe Services Inc., or the Custodian shall be held liable for any action taken or information communicated pursuant to any such communication.

4. Terms of Privileges.
   The following terms and conditions and those stated in the prospectus as in effect from time to time apply to the Fund
   Privileges you elect:

   a. None of the Funds, the Funds' transfer agent, your IRA
      Custodian nor their respective officers, trustees nor directors, agents nor employees shall be liable for any loss, liability, cost or expense for acting upon instructions furnished under a Privilege.

   b. You agree that any Privilege you elect shall continue until five business days after any Fund, (shares of which are held in your IRA) or its transfer agent, receive notice from you of any change thereof. You also agree that any Fund offering a Privilege, its transfer agent or your IRA Custodian may suspend, limit or terminate any Privilege or its use at any time without prior notice to you. You agree that none of the Funds, their transfer agent, or your IRA Custodian shall be held liable for any action taken or information communicated pursuant to this authorization.

   c. You authorize the Fund(s) and its transfer agent to initiate any and all credit or debit entries (and reversals thereof) to effect electronic transfers under any Privilege and redeem shares of any Funds(s) you own equal to the amount of any loss incurred by any of them in effecting any electronic transfer and retain the proceeds.

   d. You understand that the Funds or their transfer agent will generally record (by electronic means or otherwise) any telephonic instruction given pursuant to a Privilege and you expressly authorize such recording. You also understand and agree that the Funds and your transfer agent reserve the right to refuse any telephonic instruction.

5. Transfers/Rollovers by Persons over age 70 1/2.
   If you are making an asset transfer/rollover contribution after the April 1 of the year following the year you reach age 70 1/2 or a subsequent year, your assets transferred/rolled over must be distributed over a period no longer than the period over which they were scheduled to be distributed from your transferor/distributing plan. If you already have a Stein Roe IRA and are scheduled to receive distributions from that IRA over a period longer than the period over which you were scheduled to receive distributions from the transferor/ distributing plan, you must establish a new Stein Roe IRA for your transfer/rollover. In addition, you must complete and return with this form a Distribution Request Form requesting that your transferred/rolled over assets be distributed at least as rapidly as under the distribution method in effect under your transferor/distributing plan. If the distribution period for your transferor/distributing plan is based on the joint and last survivor life expectancies of you and a designated beneficiary, you cannot extend the payment period under the Stein Roe IRA into which your assets are transferred/ rolled over by naming a younger Beneficiary. You may designate a different Beneficiary than under your transferor/distributing plan, but if that Beneficiary has a shorter life expectancy than the beneficiary designated under your transferor plan, your maximum IRA payment period must be correspondingly reduced. If that Beneficiary has a life expectancy longer than the beneficiary designated under your transferor/ distributing plan, your maximum IRA payment period still must be the same as under the transferor/distributing plan. In either event, you must designate a Beneficiary for the Stein Roe IRA into which your assets are transferred/rolled over by completing and returning an IRA Beneficiary Form with your Distribution Request Form. For other rollover provisions, see Plan Booklet.

IRAAP 0897

[Stein Roe Mutual Funds Logo]

IRA BENEFICIARY FORM
For all Stein Roe Mutual Fund Shareholders.

INSTRUCTIONS
If you do not designate a Beneficiary by properly completing and returning this form, your IRA death benefits will be paid in a lump sum to your surviving spouse or, if you have none, to your estate. For further information on death benefit distributions, please see Section 4 of the IRA Plan. Because your Beneficiary Designation may have important tax and legal ramifications, we suggest that you consult with your counsel about completion of this form.

1  PARTICIPANT
________________________________________________________________
First Name              Middle Initial              Last Name

________________________________________________________________
Street Address

________________________________________________________________
City                      State                     Zip Code

________________________________________________________________
Daytime Telephone                             Evening Telephone

________________________________________________________________
Social Security Number                       Date of Birth

I hereby revoke all prior Beneficiary Designations and designate the following as the Beneficiary(ies) of my IRA(s) identified below. I retain the right to change this designation under the terms of my IRA and subject to the General Provision on the reverse side of this form. I understand and agree that my Beneficiary(ies) shall elect the method of death benefit distribution.

2  TYPE OF IRA
This Beneficiary Designation shall apply to all of your IRAs unless you specify a particular IRA by checking the appropriate box below. See General Provision 3 on the reverse side for instructions on when a specific designation may be required for IRA rollovers or transfers.

         [ ] Regular       [ ] Transfer
         [ ] Rollover      [ ] SEP

3  BENEFICIARIES
Include date of trust or trust number if Beneficiary is a trust.

A.  Primary Beneficiary(ies)

    1. ________________________________________________________
       Name & Relationship
       ________________________________________________________
       Mailing Address
       ________________________________________________________
       % of Distribution          SSN/TIN        Date of Birth

    2. ________________________________________________________
       Name & Relationship
       ________________________________________________________
       Mailing Address
       ________________________________________________________
       % of Distribution          SSN/TIN        Date of Birth

B.  Contingent Beneficiary(ies)

    1. ________________________________________________________
       Name & Relationship
       ________________________________________________________
       Mailing Address
       ________________________________________________________
       % of Distribution          SSN/TIN        Date of Birth

    2. ________________________________________________________
       Name & Relationship
       ________________________________________________________
       Mailing Address
       ________________________________________________________
       % of Distribution          SSN/TIN        Date of Birth

C.  Minor Beneficiary(ies):
    If you designate a minor beneficiary, please designate a custodian under the Illinois Uniform Transfers Act, or similar statute.

   ____________________________________________________________
   Name of Minor
   ____________________________________________________________
   Name of Custodian

4  SIGNATURE
By signing below you agree to all the General Provisions on the reverse side of this form.

    ________________________________________________________
    Signature                               Date

By signing below I hereby transfer my marital interest in my spouse's IRA to the Beneficiary(ies) designated above.

  _______________________________________________________________
 Participant's Spouse's Signature (Community Property States Only)

GENERAL PROVISIONS

1. Effectiveness. This Beneficiary Designation shall not be valid until it has been properly completed and received by the Custodian not later than 30 days after the date of your death.

2. Beneficiary Eligibility. In order for a Beneficiary to receive your death benefits:
    (a) if such Beneficiary is your surviving spouse and he/she dies before one or more payments become due, each such payment shall be payable as if he/she were the Participant;
    (b) if such Beneficiary is an individual who is not your surviving spouse, such individual Beneficiary must survive you and be living at the time each payment to which he is entitled becomes due; and
    (c) if such Beneficiary is a trust, the trustee of that trust must be qualified to act at the time each payment to the trust becomes due (subject to the terms of Provision 4 below).

3. Transfers and Rollovers. If you transfer or roll over assets from another IRA or tax-qualified plan ("transferor plan") after April 1 of the year following the year you reach age 70 1/2, those assets must be distributed over a period no longer than the period over which they were scheduled to be distributed from the transferor plan. If you are receiving distributions from another IRA established by adoption of the Stein Roe IRA Plan over a period longer than the period over which you were receiving distributions from the transferor plan, the assets transferred or rolled over must continue to be distributed over the transferor plan period. In order to do so, you must establish a separate IRA for the assets transferred or rolled over. If the transferor plan period is based on the joint and last survivor life expectancies of you and a beneficiary designated under the transferor plan, you cannot extend the payment period for the IRA into which the assets are transferred or rolled over by designating a younger Beneficiary. You may designate a different Beneficiary for the IRA, but if that Beneficiary has a shorter life expectancy than the beneficiary designated under the transferor plan, your maximum IRA payment period must be correspondingly reduced. If the IRA Beneficiary has a life expectancy longer than the beneficiary designated under the transferor plan, your maximum payment period still must be the same as under the transferor plan.

4.  Trust Beneficiaries.
    (a) If you name a trust as a Beneficiary on the face of this form but no qualified trustee claims the portion of your death benefits payable to the trust within 18 months after your death, or if, within that period, it is established to the satisfaction of the Custodian that no trustee can or will qualify to receive such amounts, such amounts shall be paid to such other of your Beneficiaries, if any, who are eligible to receive your death benefits under Provision 2 above.
   (b) If you name a trust as a Beneficiary (other than a trust described in the next sentence) your death benefits must be paid to the trust in a lump sum no later than December 31 of the year that contains the fifth anniversary of your death. A trust Beneficiary that meets the following requirements on the later of the date on which the trust is named as Beneficiary or April 1 of the year following the year in which you reach 70 1/2, and as of all subsequent times, may elect to receive your death benefits over a maximum period equal to the life expectancy of the oldest trust Beneficiary:
        (i) there are no trust beneficiaries (other than beneficiaries whose receipt of benefits is contingent on the death of a prior beneficiary) who are not individuals.;
       (ii) the trust is a valid trust under state law, or would be but for the fact that there is no corpus;
      (iii) the trust is irrevocable;
       (iv) the trust beneficiaries who are Beneficiaries of your IRA are identifiable from the trust instrument; and
        (v) a copy of the trust instrument is provided to the Custodian.

5. Fiduciary Responsibility. The Custodian and the Plan are not responsible for any failure of a trustee, executor or administrator to perform the duties of trustee, executor or administrator, nor for the application or disposition of any money paid to a trustee, executor or administrator or trust beneficiary, and any money so paid shall fully discharge the Custodian and the Plan for the amount so paid.

6. Evidence. The Plan and Custodian shall be fully discharged from all liability to any and all persons claiming under the Plan in relying on evidence provided by affidavit or otherwise as shall be satisfactory to the Custodian in determining the existence of any trust, the identity and qualification of any trustee(s) or any other questions of fact relative to payments due under the Plan, and in making payment either to the trustee(s), any beneficiary of a trust or the executors or administrators of your estate, as the case may be.

7. Minor Beneficiaries. If any person to whom all or a portion of your interest is payable is a minor and if either (i) you have not designated a person to receive the minor's interest on behalf of such minor as Custodian under the Illinois Uniform Transfers Act, or similar statute, or (ii) the person you designated refuses or is unable to act, the Custodian may in its sole discretion:
    (a) distribute the interest to the legal guardian of such minor, or
    (b) designate an adult member of the minor's family, a guardian or a trust company (including the Custodian), as those terms defined in the Illinois Uniform Transfer Act, or similar statute, and distribute such minor's interest to the person so designated.

8. Controlling terms. The terms, provisions and limitations of the Plan and any amendments thereof which may be made from time to time are controlling over these General Provisions and shall always govern all rights of you and your Beneficiary(ies) and all persons claiming under, by or through them or any of them.


If you have any questions, please call us toll-free weekdays from 7 a.m. to 8 p.m. and weekends from 8 a.m. to 5 p.m. (Central Time) at 800 338-2550.

Please send this completed from to:
Stein Roe Mutual Funds
P.O. Box 8900
Boston, MA 02205-8900

Stein Roe Counselor [service mark] clients call your account executive toll-free weekdays from 8 a.m. to 6 p.m. (Central Time) at 800-322-8222.

Stein Roe Counselor [service mark] clients please send this completed form to:
Stein Roe Counselor [service mark]
P.O. Box 803938
Chicago, IL 6068l0-3938

IRABN 0696